UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER GOLDEN 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2016

Item 1:  Report to Shareholders.

Henderson
GLOBAL INVESTORS

# SEMI-ANNUAL REPORT

## Henderson Global Funds

January 31, 2016

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Long/Short Equity Fund
International Opportunities Fund
International Select Equity Fund
Strategic Income Fund
Unconstrained Bond Fund
US Growth Opportunities Fund

Table of contents

Letter to shareholders	1
Commentaries and Performance summaries
All Asset Fund	4
Dividend & Income Builder Fund	6
Emerging Markets Fund	8
European Focus Fund	10
Global Equity Income Fund	12
Global Technology Fund	14
High Yield Opportunities Fund	16
International Long/Short Equity Fund	18
International Opportunities Fund	20
International Select Equity Fund	22
Strategic Income Fund	24
Unconstrained Bond Fund	26
US Growth Opportunities Fund	28
Portfolios of investments	30
Statements of assets and liabilities	118
Statements of operations	126
Statements of changes in net assets	134
Statements of changes – capital stock activity	147
Statement of cash flows	164
Financial highlights	166
Notes to financial statements	186
Other information	201
Trustees and officers	206
International and emerging markets investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies which typically involve greater risk than investing in larger companies. Certain of the Funds are non-diversified and therefore the change in value of a single holding may have a more pronounced effect on a Fund's performance. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. Additional fund-specific risk is described in more detail in the Prospectus and Statement of Additional Information.
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains these items and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Letter to shareholders
Dear shareholder,
We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2016.
2015 was a year of heightened volatility and idiosyncratic market events. The policy-driven, high-return markets that have characterized the post-crisis era are evolving into more challenging conditions where economic and financial tensions play a prominent role. 2016 has begun with what could be understatedly described as a difficult start, with equity markets selling off sharply in one of the worst starts to a calendar year on record.
The epicenter of this market turmoil was the slowing Chinese economy, as authorities intervened with trading halts and liquidity injections; ultimately, the Shanghai Composite Index ended January down -22.7% for the month. The oil price has been the other key driver of markets, as NYMEX WTI Crude fell to a low of $27 per barrel in January, bringing other commodity prices lower with it. Weakening industrial spending stemming from the low oil price is being felt worldwide. As a result, investors in both developed and emerging equity markets are growing increasingly concerned about the path of global economic growth.
In Asia, it is important to remember that the drivers of developed economies like Australia, Singapore and Hong Kong are very different than China, India and Indonesia, for example. In many Asian economies, economic development is producing a rising middle class, which in turn should lead to sustainable consumption growth. Moreover, relative to other emerging market regions, Asia is a net importer of oil and commodities, hence most Asian economies are benefitting from the low oil price. This should also feed through to corporate profit margins. However, global investor flows and sentiment still have a significant, and potentially negative, impact on Asian markets.
Europe remains in a slow recovery characterized by low growth and muted inflationary pressures. The European Central Bank's monetary policy has been accommodative, maintaining negative interest rates. Additionally, low oil prices are positive for most European economies, as Europe is the world's largest net importer of oil. Nonetheless, there are still risks for European investors, including doubts around the potential impact of currency movements and challenging global economic conditions affecting the European region. However, as we mention in our "Case for Europe" whitepaper that immediately follows this letter, the European economy is more diverse and complex than just the stock markets, and opportunities abound for "bottom-up" stock selectors to find attractive investments amidst the turmoil.
At Henderson we believe that active management and good security selection remains the primary driver of long-term performance for our portfolios, and we remain focused on seeking out attractive global investment opportunities that can bring value to our clients' portfolios. Now, as much as ever, we believe the "Henderson Difference" is a key factor in helping to manage funds that are truly differentiated from the competition. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.
James G. O'Brien
President, Henderson Global Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

The Case for Europe
Europe comprises liquid, well-regulated markets that offer exposure to all major sectors. The market's depth and breadth, with its regional variations and, at times, political uncertainty, provide investors with a wealth of opportunities across the market capitalization scale. Here we look at key market drivers for the region and explore the opportunities and risks they present.
Accommodative monetary policy
European Central Bank (ECB) President Mario Draghi remains committed to exploring extraordinary monetary policy measures, as evidenced by record low interest rates and the ongoing $65 billion per month asset purchase program (now extended until March 2017 'or beyond'). These are alongside other measures, such as the Longer-Term Refinancing Operations (LTROs) and Outright Monetary Transactions (OMT). The ECB has been concerned by the low rate of growth in the Eurozone and these stimulus measures support the case for a stronger regional recovery.
While questions remain about how effective these initiatives can be, the fact that the ECB is committed to decisive action to create inflationary pressures should help to steady nerves.
Chart 1 – ECB total assets
Source: Henderson Global Investors, as of 1/5/16. Note: Base year December 2007
Tailwind from low oil price
A sustained period of low oil prices would be a major positive for most European economies, putting more money into the pockets of consumers, while also helping to reduce the region's notoriously high industry energy costs – Europe is the world's largest net importer of oil and related products (approximately $406 billion in 2014). There are concerns, however, that lower oil prices could fuel a deflationary trend, while falling oil prices have also had a negative impact on oil producers and oil services companies based in Europe.
Chart 2 – Falling oil prices - good for businesses and consumers, but possibly deflationary
Source: Datastream, Brent crude oil price, US dollars per barrel, as of 1/8/16.
An improving economy
Europe remains in a slow and protracted recovery characterized by low growth and muted inflationary pressures. The region is no longer the weak link when it comes to the global economy, with Spain and Italy among the countries revising their expectations for growth upwards.
Purchasing managers' indices (PMIs), credit demand and wages data remain positive, while unemployment is falling. Nonetheless, there are pockets of uncertainty, with conditions in the global economy certainly more challenging than they were in recent years.
Chart 3 – Manufacturing PMIs still point to expansion
Source: Bloomberg, as of 1/4/16. A PMI above 50 suggests expansion in manufacturing activity, a leading indicator for the state of the broader economy.

Platform for earnings growth in Europe
Performance within European markets over the past few years has been driven primarily by a re-rating in valuations from very low levels, rather than any improvement in corporate earnings. One of the challenges for 2016 is whether the step-up in corporate earnings growth justifies higher valuations. There have been previous false starts – the strength of the euro weighed on corporate earnings between 2012 and 2014, while Europe's earnings recovery in 2015 was threatened by China's slowdown and the bear market in commodities. The hope is that the ECB's quantitative easing (QE) stimulus package, combined with a weaker euro and lower energy costs, can provide the impetus to drive corporate earnings higher.
Chart 4 – Reasonable earnings growth expectations
Source: Henderson Global Investors, Goldman Sachs research, Citi group research, as of 12/31/15, including estimates for 2015, 2016 and 2017.
Europe - no longer cheap, but still offering value
European equities are no longer discounted relative to history. On a 12-month forward price-to-earnings basis the MSCI Europe Index is trading on a multiple of 15.5x earnings (as of 31 December 2015), compared to around 7.3x earnings in October 2008 and an historic average of 13.9x earnings. Nonetheless, European equities remain attractively priced relative to other regions and asset classes, particularly versus their US peers.
Sustained demand for quality stocks and alternative sources of income could well push price ratios higher, suggesting that the region still represents value on a selective basis. Many investors remain underweight the region, which should support future demand as reallocations are made. Any improvement in earnings growth in Europe should also be a catalyst for further gains.
Well diversified market
The global reach of European companies is evident in the breadth of their sources of revenue (see chart 5), with many European-listed businesses deriving a significant proportion of their revenues from overseas. This allows European equity portfolios to be adjusted towards those firms with exposure to the regions with the most compelling opportunities – both domestic and global.
Many businesses in the region also benefit from reliable future revenues, through long-term supply contracts and service level agreements. Well managed companies with these resilient attributes can outperform in both rising and falling markets.
Chart 5 – European companies: diverse revenue sources
Source: Henderson Global Investors, as of 9/30/15. Note: Totals may not add up to 100 due to rounding.
Summary
Despite the gradually improving economic outlook, the outlook for European equities is not without its risks. It is important to remember that the economy is not purely the stock market. Good stock selection remains the primary driver of long-term performance in Europe, with significant divergence in prospects across countries and sectors.
Among the visible risks, doubts remain around the potential impact of currency movements, following the US Federal Reserve's decision to begin normalizing interest rates and the potential ramifications of slowing growth in China. The success, or otherwise, of the ECB's attempts to inject inflation back into the European economy will of course have an impact. There is also the risk of political contagion, with the rise in anti-austerity sentiment likely to influence the future balance of power across the region, as seen in the Spanish election in December 2015. However, the region offers strength in depth when it comes to well managed companies with good growth prospects and stock selection is likely to remain key through 2016.

Commentary
All Asset Fund
The second half of 2015 was arguably the most significant phase of global monetary policy since the US Federal Reserve Bank (Fed) concluded its quantitative easing program. In the US, the target for the Federal Funds rate was increased to 0.5% marking the first increase in the base rate in over nine years. The rate rise was cushioned by the reiteration that the path to interest rate normalization would be shallow, and reassurance that the Fed would remain pragmatic. In Europe, the European Central Bank (ECB) announced a 0.10% cut in the deposit rate and broadened the remit and extended the duration of its quantitative easing program.
In emerging markets, macroeconomic instability prompted by falling commodity prices was compounded by a major Chinese stock market correction, the severity of which forced the government to intervene to restore price stability. The Chinese authorities' devaluation of the renminbi versus the dollar was cited as the main catalyst for the sell-off. The effects of falling commodity prices, particularly oil, furthered the woes of the emerging markets bloc with Latin America faring particularly poorly.
For the six month period ended January 31, 2016, the Fund returned -6.60% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.14%. The Fund's international equity holdings were the main detractor from performance with the continued appreciation of the dollar

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security	of net assets
TIAA-CREF Asset Management	5.4%
Core Property Fund LP
iShares MSCI EAFE Minimum Volatility
Index Fund	4.7
Henderson Unconstrained Bond Fund	4.4
iShares TIPS Bond ETF	4.4
iShares iBoxx Investment Grade
Corporate Bond Fund	3.9
ASG Global Alternatives Fund	3.7
Gateway Fund	3.1
Calamos Market Neutral Income Fund	3.0
PowerShares Senior Loan Portfolio	2.9
Henderson Global Equity Income Fund	2.8
accentuating negative performance in the underlying markets. In dollar terms, European equities fell 16% and Japanese equities fell 12% over the period. Investor positioning also contributed as both Europe and Japan were widely held by market participants looking to benefit from the influx of liquidity due to easy monetary policy.
Key changes to the portfolio over the period were largely driven by monetary policy. The ECB's policy-easing announcement and increasingly hawkish rhetoric from the Fed underlined our belief that we are entering a phase of monetary divergence. We reflected this view by further increasing the Fund's weight in the policy-supportive environments of Japan and Europe at the expense of the UK and US and further increased hedging to both the euro and yen.
As an extension of this theme, we switched the Fund's direct exposure to emerging markets into an indirect position through the FTSE 100 Index which has a high proportion of emerging market-dependent earnings. We also sold the Fund's holding in the Russell 2000 Value ETF as falling global liquidity levels reduced our appetite for holding smaller market capitalization equities. Elsewhere in the portfolio, we increased the Fund's allocation to US investment grade credit and global high yield bonds, which we believe are more attractive than nominal treasury bonds in the face of rising interest rates and very attractive credit spreads.
Notwithstanding the recent market volatility, we remain relatively constructive on the macro environment as a whole. It is easy to forget that 2015 saw the fastest growth in the developed markets in five years. The US recovery appears solid and we have confidence that the Chinese authorities can effectively balance their competing policy objectives, although further monetary easing may be required.
In Europe and Japan, accommodative policy looks set to support sustained currency weakness and promote earnings growth; although, at the margin, monetary policy appears to be losing its effectiveness. The key risks remain a financial accident stemming from the emerging markets weakness, oil, or a major geopolitical event affecting all risk assets.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(3/30/2012)*
Class A	HGAAX	-6.60%	-5.35%	0.99%	1.96%
Class C	HGACX	-6.92	-6.02	0.22	1.20
Class I	HGAIX	-6.37	-5.01	1.28	2.24
Class R6**	HGARX	-6.36	-5.01	1.29	2.24
With sales charge
Class A		-11.94%	-10.83%	-0.98%	0.40%
Class C		-7.92	-6.02	0.22	1.20
Index
3-month LIBOR (USD)		0.14%	0.26%	0.26%	0.30%
MSCI World Index		-10.58	-4.55	6.21	7.51

* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.41%, 2.18%, 1.13% and 1.10% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund's average daily net assets, which is in effect until July 31, 2020. With respect to investments in affiliated underlying funds, the Fund's adviser has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund's management fee. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Dividend & Income Builder Fund
Global equities performed poorly over a volatile six month period. Investor concerns centered on the speed of global economic growth (and lack thereof), and in particular the speed at which the Chinese economy is slowing following disappointing manufacturing data and an unexpected currency devaluation. Commodity prices were also under pressure, as the oil price fell below $30/barrel due to supply growth. Given the debate around the strength of the global economy, cyclical sectors, such as materials and financials, were among the worst performers, while traditionally more defensive sectors, such as telecommunications, utilities and consumer staples, fared better.
For the six month period ended January 31, 2016, the Fund returned -6.89% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of -10.58%. The Fund continued to meet its objectives for earning and distributing income over the period. Performance was led by stock selection in the Fund's underweight position in the US and overweight position in Europe. The fixed income allocation was also accretive over the period. The Fund further benefitted from its relatively defensive positioning, for example, an overweight position in the tobacco and telecommunications sectors. This was also reflected at the stock level where it tended to be the more defensive holdings such as Reynolds American, Orange and Imperial Tobacco that performed well, while more cyclical positions such as BHP Billiton and Royal Dutch Shell struggled. The

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security/Issuer	of net assets
Microsoft Corp.	2.9%
Imperial Tobacco Group plc	2.5
Roche Holding AG	2.5
Novartis AG	2.4
Pfizer, Inc.	2.2
RELX N.V.	2.2
Verizon Communications, Inc.	2.2
Reynolds American, Inc.	2.2
Orange S.A.	1.9
Nestle S.A.	1.8
outlier to this trend was the Fund's holding in the pharmaceutical company, Novartis. For a number of quarters, Novartis has had problems with a slowdown in growth and lower margins from its eye care division, Alcon. While the results were disappointing, they have taken measures to improve performance such as a reinvestment in research and development and putting in place a new head of the division.
In the equity allocation the Fund continued to seek companies with both above-average yield and dividend growth. The equity allocation remained over 80% of the Fund, reflecting the managers' current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. In comparison to other asset classes such as government or corporate bonds, it is our view that equities continue to have attractive valuations, especially given the prospects for ongoing dividend growth. In the fixed income allocation, we prefer credit over interest rate risk, continuing our strategy of investing in high quality names with attractive coupons.
Inflation has reached record lows in many developed economies, with government bond yields continuing to fall as investors "price in" monetary stimulus in Europe and delays to interest rate increases elsewhere. We believe equities, therefore, remain an attractive source of income for investors in many markets. Over the long term, dividends and dividend growth have provided a significant proportion of an investor's total equity return, and offer a compelling basis for valuing companies.
In an uncertain global growth environment, we are comfortable with the overweight positioning of the Fund in defensive sectors. Until we see evidence of improving top-line growth that can lead to operating leverage, we are likely to maintain this position. Within fixed income, credit markets now yield significantly more than a year ago. We now find markets much more interesting from a risk/reward perspective. As a result we have recently moderately increased the Fund's fixed income allocation to reflect relative value emerging here.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Dividend & Income Builder Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(8/1/2012)*
Class A	HDAVX	-6.89%	-1.62%	4.74%	7.26%
Class C	HDCVX	-7.23	-2.30	3.96	6.47
Class I	HDIVX	-6.71	-1.33	4.98	7.51
Class R6**	HDRVX	-6.47	-1.07	5.07	7.59
With sales charge
Class A		-11.55%	-6.53%	2.97%	5.69%
Class C		-8.23	-2.30	3.96	6.47
Index
MSCI World Index		-10.58%	-4.55%	6.21%	9.32%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.47%, 2.24%, 1.25% and 1.19% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Emerging Markets Fund
During the period, nervousness over the health of the Chinese economy continued to spread around the world. In what appeared a quite significant policy shift, the Chinese authorities allowed the yuan to move outside its normal band. Negative knock-on effects were felt in both commodity exporting countries and in the developed world, where many companies rely on a healthy Chinese market for their goods.
For the six month period ended January 31, 2016, the Fund returned -12.81% (Class A at NAV) versus the Fund's benchmark, the MSCI Emerging Markets Index, which returned -16.83%. While the Fund fell in value during the period, our strategy of owning quality companies trading at reasonable valuations meant it outperformed the index. Relative returns were helped by the Fund's limited exposure to China. This is based less on a macroeconomic view and more on, in our opinion, a lack of alignment between foreign minority shareholders and the Chinese government. Even when we analyze a healthy, state-owned company on a reasonable valuation, we worry it may be asked to do 'national service' which could include rescuing less healthy peers.
In Asia, recent short-term concerns regarding the Thai economy presented us with an opportunity to begin building a position in Mega Lifesciences, a consumer and healthcare product manufacturer. The company has a portfolio of popular branded products in Thailand, as well as a foothold in fast-growing

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security	of net assets
Grupo Herdez SAB de CV	3.7%
Shoprite Holdings, Ltd.	3.5
Inversiones Aguas Metropolitanas S.A.	3.4
Unilever plc	3.3
Bank Pekao S.A.	3.2
Cia Cervecerias Unidas S.A., ADR	3.2
Housing Development Finance Corp., Ltd.	3.2
Uni-President Enterprises Corp.	3.1
Mahle-Metal Leve S.A.	3.0
Standard Bank Group, Ltd.	3.0
frontier Asian markets, including Myanmar, via its distribution business. We also added a new position in Fuyao Glass, a Chinese privately-owned glass manufacturer that has built up a globally competitive business serving well-known auto manufacturers in the US and China, trading at an attractive valuation. Fuyao's founder remains with the company as Chairman, but a significant part of his share of the company has been donated to a charitable foundation.
Over the period, the Fund took the opportunity to initiate positions in two high quality banking franchises, Commercial International Bank in Egypt and Komercni Banca in the Czech Republic. Both banks exemplify characteristics we believe can lead to attractive long term returns. These banks operate under private control as opposed to state control which is often the case for many emerging market banks. Over the long-term these relatively simple banks tend to compound returns and gain market share at the expense of the bureaucratic state-controlled competition. Another market where we find similar banks offering attractive investment opportunities is India. The Fund holds a sizeable position in HDFC, a leading privately owned Indian financial institution.
During the period, the Fund also exited a number of positions including Jeronimo Martins, the Portuguese and Polish discount retailer, after strong performance of the company's shares left the valuation looking stretched. Finally, the Fund sold its position in SABMiller. With increasingly attractive opportunities elsewhere, we exited our position as shares appeared to fully reflect Anheuser-Busch InBev's merger offer.
Following a sustained period of poor stock and currency market performance relative to much of the developed world, some quality emerging market companies have become considerably less popular than they once were. As "bottom-up" stock pickers, we relish this opportunity to comb less popular markets for quality companies trading at reasonable valuations.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Emerging Markets Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(12/31/2010)*
Class A	HEMAX	-12.81%	-16.41%	-6.32%	-4.82%	-5.06%
Class C	HEMCX	-13.17	-17.05	-7.06	-5.55	-5.78
Class I	HEMIX	-12.70	-16.20	-6.12	-4.61	-4.84
Class R6**	HEMRX	-11.74	-15.27	-5.78	-4.40	-4.63
With sales charge
Class A		-17.78%	-21.24%	-8.16%	-5.94%	-6.16%
Class C		-14.17	-17.05	-7.06	-5.55	-5.78
Index
MSCI Emerging Markets Index		-16.83%	-20.62%	-8.91%	-5.23%	-5.56%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.14%, 2.91%, 1.86% and 1.78% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
European Focus Fund
Market volatility which began in August dominated the third quarter of 2015, with European equities suffering in tandem with equities worldwide. Concerns over global implications of a slowing Chinese economy precipitated a global sell-off which extended to Europe. German equities, in particular, were hit quite hard due to their export relationship with China, while autos were a notable sufferer on an industry level due to the slowdown in the Chinese economy, as well as the Volkswagen emissions scandal.
Following the noted market volatility, there were growth expectation downgrades in Europe. The third quarter also saw a new bailout agreement between Greece and the European Union, and a snap election was called shortly afterwards with the incumbent Syriza party remaining as the largest party in the Greek parliament. European equities did produce a strong final quarter of the year with December recovering some steep losses incurred in the first half of the month. European Central Bank President Mario Draghi announced the extension of their quantitative easing program in December while also cutting the deposit rate to a historic low. This indicated to markets that the central bank is willing to take whatever policy action is necessary to support the burgeoning recovery. January proved to be a negative month for global risk assets, and European equity markets fell steeply as investors were gripped by nervousness. China fears, a further slump in oil, a broader slowdown in emerging markets and rising

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security	of net assets
Nokia Oyj	8.6%
BG Group plc	4.9
Teva Pharmaceutical Industries, Ltd., ADR	4.0
Roche Holding AG	3.9
AstraZeneca plc	3.7
Poste Italiane SpA	2.8
ASML Holding N.V.	2.7
Barclays plc	2.6
Dufry AG	2.5
Renault S.A.	2.5
chatter of a US recession were some of the headlines that dominated January's trading.
For the six month period ended January 31, 2016, the Fund returned -15.17% (Class A at NAV) versus the Fund's benchmark, the MSCI Europe Index, which posted a return of -15.17%. Positive returns were driven from health care and IT exposure; Genmab, Alcatel-Lucent and Nokia were highlights. However, gains were negated by the overweight to consumer discretionary; Volkswagen, NH Hotel Group and Liberty Global were among the biggest drags. Barclays was the biggest detraction to overall Fund performance.
During the period the Fund took advantage of the adverse price movements in emerging markets-exposed companies, for example, British oil services provider Amec Foster Wheeler and asset manager Aberdeen Asset Management. AstraZeneca, the pharmaceuticals company, was also added as the Fund increased its health care exposure. Exposure to financials was increased towards the end of 2015 with the inclusion of Dutch bank ABN Amro after it was re-listed on the Amsterdam stock exchange.
The Fund initiated a hedge on the euro via a short forward currency contract in the third quarter in case of any adverse movements versus the US dollar; this was subsequently closed in January via an equal and offsetting long forward currency contract as we feel we have seen the best of a very strong US dollar.
We are facing a potentially more volatile period for equities globally but this will present more opportunities at the stock level. This is especially valid in equities that have sensitivity towards emerging markets. While economic expectations have been pared back for Europe, we remain confident in the European recovery and are constructive for 2016.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	-15.17%	-6.54%	7.04%	3.11%	6.79%	14.03%
Class C	HFECX	-15.52	-7.28	6.21	2.32	5.97	13.18
Class I**	HFEIX	-15.10	-6.32	7.30	3.40	6.98	14.18
Class R6***	HFERX	-15.08	-6.30	7.31	3.40	6.98	14.18
With sales charge
Class A		-20.05%	-11.90%	4.95%	1.90%	6.16%	13.56%
Class C		-16.52	-7.28	6.21	2.32	5.97	13.18
Index
MSCI Europe Index		-15.17%	-8.77%	0.79%	2.27%	2.61%	5.21%
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.31%, 2.10%, 1.08% and 1.01% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Equity Income Fund
The six months ended January 31, 2016 were a weak period for equity markets as resilient economic data from countries such as the US and UK were offset by concerns over the speed of global economic growth and the knock-on effects of a lower oil price. Investor concern was once again focused on China as disappointing economic data (such as manufacturing figures) reignited the debate about the speed at which their economy is slowing. The oil price was also making headline news as it fell to a low of $27/barrel, causing the energy sector to be among the worst performing sectors globally.
For the six month period ended January 31, 2016, the Fund returned -7.84% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of -10.58%. The Fund continued to meet its objectives for earning and distributing income over the period. Positive relative performance was largely due to the Fund's defensive positioning in certain sectors. This was reflected at the stock level where the best performing stocks tended to be defensive, such as telecommunications companies Verizon and Orange as well as pharmaceutical company GlaxoSmithKline. One of the Fund's weakest performing sectors was in financials where stocks such as HSBC and Barclays performed poorly. As global growth expectations have declined, this has pushed out expectations of further interest rate

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security	of net assets
Novartis AG	3.2%
Roche Holding AG	2.9
HSBC Holdings plc	2.8
British American Tobacco plc	2.6
Royal Dutch Shell plc, A Shares	2.3
BAE Systems plc	2.2
Verizon Communications, Inc.	2.2
GlaxoSmithKline plc	2.1
BP plc	2.1
DUET Group	2.1
increases in the US and an initial rate hike in countries such as the UK. If interest rates remain at current low levels this has an implication for banks' margin progression, and in turn, future earnings and dividend growth.
Investments continue to be focused on those companies capable of delivering earnings and free cash flow growth, subsequently leading to dividend growth. A good example of this would be the telecommunications sector where for several years these companies have been investing heavily in expanding fourth generation ('4G') coverage for customers, and this capital expenditure is beginning to roll over (boosting cash generation) at the same time data usage among customers is increasing.
Our work around dividends is showing that dividend growth is still reported in most markets around the world, but that growth should moderate this year compared to 2015. There is also a need to be quite selective with dividend investing in 2016 as there are, in our view, more dividends 'at risk' due to low commodity prices.
The Fund's strategy of seeking a high dividend yield naturally draws us to markets which are higher yielding, such as the UK and Europe. In Europe in particular, we are encouraged by the loose monetary conditions put in place by the European Central Bank and improving economic growth.
Looking to 2016, we expect global economic growth to continue at a moderate pace. In this environment, many companies are struggling to achieve the level of organic sales growth necessary to grow operating margins. For this reason we expect earnings growth in most areas to continue to be modest. Given this backdrop, the Fund is positioned defensively with a significant weighting in sectors such as telecommunications, utilities and pharmaceuticals.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(11/30/2006)*
Class A	HFQAX	-7.84%	-4.44%	3.06%	5.22%	2.99%
Class C	HFQCX	-8.19	-5.15	2.24	4.42	2.21
Class I**	HFQIX	-7.74	-4.24	3.31	5.48	3.19
Class R6***	HFQRX	-7.50	-3.98	3.40	5.54	3.22
With sales charge
Class A		-13.15%	-9.95%	1.05%	3.98%	2.32%
Class C		-9.19	-5.15	2.24	4.42	2.21
Index
MSCI World Index		-10.58%	-4.55%	6.21%	6.39%	3.50%
MSCI World High Dividend Yield Index		-7.22	-4.62	4.33	6.91	2.93
* Average annual return
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.19%, 1.96%, 0.96% and 0.89% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within the MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Technology Fund
It was a volatile period for the technology market which underperformed during the third quarter of 2015 as international equity sell-offs, which began in China, spread globally. The final quarter of the year saw international equity markets bounce back. Central banks dominated the news flow as the European Central Bank extended its quantitative easing program and the US Federal Reserve Bank hiked interest rates for the first time this cycle. Technology outperformed the broader market against this backdrop. The start of 2016 has seen heightened volatility and January was a negative month for global risk assets due to ongoing fears over China, a further slump in oil and a broader emerging markets slowdown. The volatility and fears of a macro slowdown led the technology index lower; however, over the period the MSCI World IT index outperformed the broader market.
For the six month period ended January 31, 2016, the Fund returned -7.38% (Class A at NAV) versus the benchmark, MSCI AC World IT Index, which posted a return of -5.22%. Stock specifics within semiconductors and semiconductor equipment sectors were the biggest detractor to performance, with NXP Semiconductors and SK Hynix among the biggest drags. The underweight in software was also detrimental. In particular, the Fund underperformed over the period as a result of not holding Microsoft, though a position has been taken in the company

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security	of net assets
Facebook, Inc., Class A	6.9%
Alphabet, Inc., Class C	6.2
Apple, Inc.	6.0
Alphabet, Inc., Class A	4.8
Visa, Inc., A Shares	4.0
Samsung Electronics Co., Ltd.	3.7
Cisco Systems, Inc.	3.3
Tencent Holdings, Ltd.	3.1
Avago Technologies, Ltd.	2.8
MasterCard, Inc., Class A	2.8
subsequent to period end. The main positive contributors came from within the exposure to internet software & services, and technology hardware storage & peripherals sectors. SanDisk, Alphabet and NetEase were leading positions.
Notable activity over the period included the sale of Oracle and switch into Adobe. We believe the former will face challenges against more nascent software offerings. Adobe is positioned well in its creative product offering and the transition to a subscription model makes it relatively attractive. We increased our holding in Facebook given its dominant position in internet advertising. A new position was initiated in Paypal post the pullback, given the company's exposure to the faster growth areas of our paperless payments theme, its strong platform and reasonable valuation. We sold Netflix as we believed that valuation had gotten excessive following a strong run. We reduced more macro-sensitive names such as Cisco, HP Enterprise and Ciena. We have been actively reducing our higher beta positions, increasing our cash position and trying to position the portfolio more defensively.
While further rounds of global quantitative easing are occurring, the uncertain economic environment continues to curtail capital spending, including technology expenditure. In addition, the strengthening dollar is proving an increasing headwind for US technology companies. However, longer term, we believe the technology sector is attractive as it continues to take share in the economy and valuations remain reasonable relative to the rest of the market, especially given its balance sheet strength.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Technology Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	-7.38%	0.33%	9.64%	6.59%	7.54%	8.06%
Class C	HFGCX	-7.78	-0.53	8.78	5.76	6.72	7.25
Class I**	HFGIX	-7.28	0.49	9.89	6.86	7.73	8.19
Class R6***	HFGRX	-7.03	0.75	9.99	6.92	7.76	8.21
With sales charge
Class A		-12.69%	-5.43%	7.49%	5.34%	6.91%	7.61%
Class C		-8.78	-0.53	8.78	5.76	6.72	7.25
Index
MSCI AC World IT Index		-5.22%	-0.40%	12.08%	8.97%	6.53%	5.69%
S&P 500		-6.77	-0.67	11.30	10.91	6.48	5.92
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.35%, 2.13%, 1.12% and 1.04% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
High Yield Opportunities Fund
The US high yield market suffered steep declines over the period driven by unclear US Federal Reserve Bank expectations, languishing commodity prices, persistent retail outflows and emerging market growth concerns. For most of the period, higher quality rated bonds (double-B) outperformed lower quality rated bonds (triple-C) while both energy and metals/mining were the worst performing sectors. The energy sector now represents over 24% of the emerging market high yield market as compared to 10% for US high yield and only 6% for European high yield. By region, European high yield outperformed both US high yield and emerging market high yield.
Throughout 2015, retail fund flows were negative (-$13.4 billion) and new issuance was 18% below last year's rate. Over the same period, approximately 73% of all defaults and distressed debt exchanges ($48 billion) occurred in the energy and metals and mining (mostly coal) sectors; excluding these sectors, the trailing 12-month default rate was only 0.34%.
For the six month period ended January 31, 2016, the Fund returned -5.29% (Class A at NAV) versus the benchmark, BofAML US High Yield Master II Constrained Index, which returned -7.84%. Over the period, the Fund benefitted from maintaining a higher quality bias within the lower rating tiers. While an underweight allocation to double-B rated bonds was maintained, the Fund outperformed on strong

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security/Issuer	of net assets
ILFC E-Capital Trust II	2.9%
Post Holdings, Inc.	2.1
Argos Merger Sub, Inc.	2.0
Orbital ATK, Inc.	1.9
Plastipak Holdings, Inc.	1.9
RCN Telecom Services LLC	1.9
CCO Holdings LLC	1.8
First Data Corp. 2015 Term Loan	1.8
Group 1 Automotive, Inc.	1.8
MacDermid, Inc.	1.7
credit selection, an allocation to loans and an underweight stance in the energy sector. Though the Fund incurred some losses in the energy sector, it benefitted from a higher quality bias in this space. The Fund's best sector and contributors were in defensive industries like healthcare and media, while the worst detractors were almost exclusively in the energy and mining segments.
The portfolio is currently positioned firmly below the benchmark in terms of credit risk as measured by yield and spread, and in-line with weighted average credit ratings. Within the energy sector, we remain underweight versus the benchmark and have focused on higher quality exploration and product companies as well as midstream companies. We continue to remain underweight in the energy service sector. We remain cautious on the metals mining and steel sectors (on both an allocation and a credit quality basis).
We continue to view default risk in excess of consensus expectations (2-3%) and highly dependent on what happens in the energy space. We believe that $40/barrel oil for sustained periods will be troublesome for the default outlook in US high yield. We continue to be selective in the new issue calendar as we are witnessing declining credit quality in this market as measured by higher leverage, less robust covenants and smaller equity contributions in leveraged buyout deals. We are not seeing much value in the US leveraged loan market at the moment and have pared back our exposure from the 8% peak level that we reached in the first quarter of 2015 to 4% currently. We are monitoring opportunities in the investment grade rated commodity sector as well as the energy pipeline sector.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
High Yield Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(4/30/2013)*
Class A	HYOAX	-5.29%	-3.38%	2.48%
Class C	HYOCX	-5.60	-4.18	1.71
Class I	HYOIX	-5.16	-3.16	2.74
Class R6**	HYORX	-5.26	-3.27	2.70
With sales charge
Class A		-9.76%	-8.01%	0.68%
Class C		-6.60	-4.18	1.71
Index
BofAML US High Yield Master II Constrained Index		-7.84%	-6.76%	-0.43%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.39%, 2.01%, 1.16% and 1.16% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Long/Short Equity Fund
The third quarter of 2015 saw international equity markets fall as concerns over slowing Chinese economic growth and the surprise decision to allow the yuan to move outside the fixed band against the dollar sounded the starting gun for a global sell-off. Asian markets reacted negatively to Chinese events, not welcoming the prospect of a more export-competitive China or the prospect of weakening demand from a huge market for consumption of many countries in the region's exports. European markets were weak and markets in Japan also declined as enthusiasm for Abenomics and quantitative easing waned after failing to jolt the economy back to life. International equity markets bounced back in the final quarter; central banks dominated the news flow as the European Central Bank extended its quantitative easing program while the US Federal Reserve Bank hiked interest rates for the first time this cycle. Japanese markets produced the best returns on the back of their gross domestic product growth revision from a recessionary number to an expansionary one. Asian markets were also positive following some well received policy action from China, including a rate cut. The start of 2016 saw a sharp sell-off with China once again the main area of concern where authorities intervened with trading halts and liquidity injections which further weakened the Chinese currency. A further slump in oil drove other commodity prices

Top 5 "Long" Holdings (including equity swaps)* (at January 31, 2016)
As a percentage
Security	of net assets
BG Group plc	4.1%
Nokia Oyj	3.6
Roche Holding AG	3.5
Dufry AG	3.3
Poste Italiane SpA	3.3

Top 5 "Short" Holdings (including equity swaps)* (at January 31, 2016)
As a percentage
Security	of net assets
Neste Oyj	(3.4)%
ICA Gruppen AB	(3.0)
Kuehne & Nagel International AG	(2.9)
SSE Plc	(2.8)
Airbus Group NV	(2.7)
lower. Both developed and emerging equity markets were caught up in the sell-off as investors grew increasingly concerned about the path of global economic growth. The strengthening US dollar compounded this decline for local investors.
For the six month period ending January 31, 2016, the Fund returned 0.25% (Class A at NAV) versus the benchmark, MSCI EAFE Index (USD Hedged), which posted a return of -11.71%. Performance was driven by the short books of each of the geographic strategies, with the Europe and UK strategies having particularly strong periods. On a stock level, short positions in Fenner and Avanti Communications from the UK strategy and Woodford Patient Capital Trust and CHN Industrial from the Europe strategy were among the principal contributors. Key contributors from the Asia and Japan short books were Prada and Sumitomo Chemical. Leading contributors on the long book were Paysafe Group, Inmarsat, Asahi Kasei Corporation and Samsung from the UK, Europe, Japan and Asia strategies, respectively.
Notable activity over the period included the addition of long positions in pharmaceuticals companies AstraZeneca, from the Europe strategy, and Quantum Pharmaceuticals, from the UK strategy. Other positions initiated included insurer T&D Holdings, as the Japan strategy switched out of Tokio Marine, and oil company Inpex. The fourth quarter of 2015 saw the UK strategy exit short positions in Genus and Qinetiq while the Europe strategy closed out its short position in Thomas Cook. The Asia strategy closed out a short position in Prada and exited its long position in Dongfeng Motor Group. Telecommunications firm NTT Docomo was added to the Japan strategy long book.
There is likely to be more volatility given the Chinese economic slowdown; however, we remain broadly positive on the outlook for equities. Various European tailwinds and the political momentum behind the Japanese recovery are positive signs, and the backdrop of low inflation, low growth and low interest rates means equities offer attractive return opportunities. The heightened volatility means that stock selection remains key; however, there remain many investment opportunities from a "bottom-up" perspective.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Long/Short Equity Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/9/2014)*
Class A	HLNAX	0.25%	5.28%	2.57%
Class C	HLNCX	-0.15	4.45	1.78
Class I	HLNIX	0.47	5.61	2.85
Class R6**	HLNRX	0.59	5.73	2.96
With sales charge
Class A		-5.54%	-0.81%	-2.58%
Class C		-1.15	4.45	1.78
Index
MSCI EAFE Index (USD Hedged)		-11.71%	-3.26%	-0.67%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares excluding dividends and interest expenses on securities sold short are 7.97%, 8.71%, 7.68% and 7.67% (estimated), respectively. However, the Fund's adviser has agreed to contractually waive its management fee and, if necessary, reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies and dividends and interest expense on securities sold short) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.50% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada and excluding the effect of currency translations. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Opportunities Fund
Global equity market volatility was high throughout the period. During the third quarter of 2015, the heightened volatility, which began in China, spread globally. After the surprise devaluation of the yuan by the Chinese central bank and fears over slowing economic growth in China, Asia Pacific markets and emerging markets tumbled. European markets followed suit, particularly in Germany. International equity markets rebounded during the final quarter; central banks dominated the news flow as the European Central Bank extended its easing program while the US Federal Reserve Bank increased interest rates for the first time this cycle. Japanese markets produced the best returns over the quarter on the back of their gross domestic product growth revision from a recessionary number to an expansionary one. Asian markets were also positive following some well received policy action from China, including a rate cut. The period also saw a period of general US dollar strength and, in China, the removal of the reference rate by the People's Bank of China continued to see the currency fall. The start of 2016 saw a sharp sell-off with China once again the main area of concern where authorities intervened with trading halts and liquidity injections, further weakening the Chinese currency. A further slump in oil and other commodity prices raised fears of deflation. Both developed and emerging equity markets were caught up in the sell-off as investors grew increasingly concerned about the path of global economic growth. A strengthening US dollar compounded this decline for local investors.

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security	of net assets
Nokia Oyj	4.17%
BG Group plc	3.08
Amadeus IT Holding S.A., A Shares	2.80
Sodexo	2.74
AstraZeneca plc	2.74
Essilor International S.A.	2.71
Standard Life plc	2.64
Roche Holding AG	2.62
Renault S. A.	2.54
Deutsche Post AG	2.53
The Fund's sub-portfolio structure was altered during the period. In August, the Latin America sub-portfolio broadened to become an Emerging Markets sub-portfolio in order to strengthen the investment potential of the Fund.
For the six month period ending January 31, 2016, the Fund returned -12.10% (Class A at NAV) versus the Fund's benchmark, the MSCI EAFE Index, which posted a return of -14.50%. Only two of the sub-portfolios outperformed their respective indices over the period. The Europe 1 and Global Growth subportfolios outperformed with highlights being Ahold, Nokia, Alcatel-Lucent, Cognizant and Cardinal Health. Fund allocation was positive over the period. Allocation to the Europe 2 subportfolio was initially increased by 1.5%, funded with a transfer of 0.5% from Global Growth to lock in profits after a strong run and 1% from Asia Pacific in view of heightened regional uncertainty. The stance of the portfolio was shifted in January, with 1% taken from Europe 2 in favor of Global Growth and Emerging Markets which were both increased by 0.5%. During the period, the Fund placed a partial hedge on the euro via a short forward currency contract to protect against any adverse moves against the US dollar. This position was subsequently closed in January via an equal and offsetting long forward currency contract as we believe we have seen the best of a very strong dollar. A hedge position remains on the Japanese yen as a form of insurance against further depreciative moves from the Bank of Japan.
Despite a number of political and macroeconomic challenges, we remain broadly positive on the outlook for equities. We believe, in this low inflation, low growth and low interest rate environment, equities are offering attractive return opportunities. Various European tailwinds and the political momentum behind the Japanese recovery are further positive signs. There may be more volatility to come given the Chinese economic slowdown, currency moves and potential interest rate rises, although this will present us with further opportunities as stock selectors.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	-12.10%	-6.55%	4.92%	3.65%	3.81%	8.49%
Class C	HFOCX	-12.47	-7.27	4.11	2.84	3.02	7.68
Class R**	HFORX	-12.23	-6.80	4.61	3.32	3.53	8.20
Class I***	HFOIX	-11.98	-6.28	5.21	3.94	4.01	8.63
Class R6****	HFOSX	-11.91	-6.20	5.24	3.96	4.02	8.64
With sales charge
Class A		-17.15%	-11.92%	2.86%	2.42%	3.20%	8.05%
Class C		-13.47	-7.27	4.11	2.84	3.02	7.68
Index
MSCI EAFE Index		-14.50%	-8.04%	1.11%	2.04%	2.12%	5.04%
* Average annual return.
** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for periods prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of investments. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.
*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
**** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, R, I and R6 shares are 1.37%, 2.14%, 1.64%, 1.11% and 1.03% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Select Equity Fund
The period was characterized by rising market volatility and sharp market corrections. The crunch point arrived in mid-August, when the People's Bank of China unexpectedly devalued the yuan, leading to heightened concerns about growth in the world's second largest economy. This dovetailed with the US Federal Reserve Bank keeping interest rates at record lows, which triggered a global market sell-off that erased most of the year's gain. October saw a partial reversal of this move as commodity and oil stocks rallied. October's sharp recovery, however, was dampened in November by continued concern over global economic growth, a lackluster third quarter earnings season and increased geopolitical risk. However, US economic data stabilized from its third quarter weakness and the Federal Reserve delivered a 0.25% rise in interest rates in December. Though equity markets rose leading into the announcement, they quickly retreated, unsure of the impact that a tightening US interest rate environment might have on the rest of the global economy. Further, concerns continued in light of the deflationary impact of the weak oil price and uncertain credit and emerging markets. Investor uncertainty came to a head in January as 2016 got off to what can only be described as a horrendous start, with equity markets selling off sharply in what was one of the worst starts to a calendar year on record.

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security	of net assets
Japan Tobacco, Inc.	3.4%
Orange S.A.	3.4
Cognizant Technology Solutions Corp.,
Class A	3.4
Nokia Oyj	3.3
Total S.A.	3.2
ASML Holding N.V.	3.2
Vodafone Group plc	3.2
WPP plc	3.1
Tsuruha Holdings, Inc.	3.1
ITV plc	3.1
For the six month period ended January 31, 2016, the Fund returned -12.79% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of -14.50%. Positions in technology, materials and energy contributed positively to excess relative return, as did the Fund's high cash position in these volatile and downward trending markets. This offset weakness in healthcare positions and the underweight towards the defensive, but in our view, expensive consumer staples sector. Within technology, positions in telecommunications equipment manufacturer Alcatel-Lucent benefitted from the takeover by Nokia, as did positive earnings from outsourcer Cognizant and semi-conductor chip manufacturer ASML. The position in French mobile operator Orange was the strongest performer after reporting better than expected results. Financials holdings were most impacted by the market uncertainty; UniCredit (Italy), Lloyds (UK) and SMFG (Japan) were the weakest stocks. This was somewhat offset by the Fund's underweight towards the financials sector.
At the end of the year, our outlook noted a cautious view on equity markets looking into 2016. Unfortunately, such caution appears warranted. The repercussions of a slowing Chinese economy and weakening industrial spending stemming from the low oil price are being felt worldwide. This is exacerbated by tightening credit conditions in the US and concerns that policy makers are running out of tools should the stimulus they have pumped into the global economy fail to spur growth.
There is a silver lining emerging to this cloudy environment, however, as two of the underlying causes of the current malaise, high oil prices and cheap credit, are beginning to reverse. Credit is beginning to be repriced in the US and there are signs that oil capacity might be taken off of the market in 2016/2017, with the first whiff of default and restructuring in the US shale landscape. We see this as a painful but positive long-term development. Therefore, despite some repricing of risk, we remain cautious on the near-term outlook for equities but are not outright bearish. Our focus in the year ahead will be, as ever, on identifying "bottom-up" stock specific mispricings because of change that can appreciate in value regardless of market gyrations.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Select Equity Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(9/30/2014)*
Class A	HSQAX	-12.79%	-2.66%	-4.57%
Class C	HSQCX	-13.13	-3.48	-5.31
Class I	HSQIX	-12.76	-2.55	-4.41
Class R6**	HSQRX	-12.53	-2.30	-4.23
With sales charge
Class A		-17.82%	-8.27%	-8.69%
Class C		-14.13	-3.48	-5.31
Index
MSCI EAFE Index		-14.50%	-8.04%	-8.30%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 4.16%, 5.09%, 3.98% and 3.98% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Strategic Income Fund
The backdrop for government bond markets remained constructive over the period driven by the twin forces of low global growth and inflation. The market shrugged off the first rate rise from the US Federal Reserve Bank in December, with long-dated government bond yields in the US falling following the announcement, reflecting wider concerns with the global economy which has become increasingly focused on China. Meanwhile in Europe, central bankers experimented with unconventional policy in the form of evermore negative interest rates. Corporate bond markets, by contrast, faced a much more hostile environment as the bear market trend of rising spread levels, which began in the US in June 2014, continued at an accelerated pace and began to spread to parts of the European corporate bond market.
For the six month period ended January 31, 2016, the Fund returned -0.25% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.14%. Fund returns reflected the divergent performance of government and corporate bond markets. Positive returns were generated by holdings in government bonds and high quality investment grade bonds in defensive industries (e.g. tobacco and telecommunications). Holdings in loans and derivative positions also positively contributed in a very modest way to performance. The subordinated banking bonds generated positive returns for the Fund, despite poor performance in January as a result of general market turbulence. High yield

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security/Issuer	of net assets
United Kingdom Gilt	11.4%
United States Treasury Note	6.5
Bundesrepublik Deutschland	4.3
Deutsche Telekom International
Finance B.V.	2.3
Barclays Bank plc	2.2
Lloyds Banking Group plc	1.6
Philip Morris International, Inc.	1.6
Orange S.A.	1.6
BAT International Finance plc	1.3
Imperial Tobacco Finance plc	1.3
corporate bonds contributed close to zero return over the period while investment grade financial bonds (a small allocation to longer dated insurance bonds) were the negative contributor to the Fund.
A number of macroeconomic trends continue to drive the construction of the Fund. The global backdrop remains one of low growth and low inflation with the recent pronounced slowdown across emerging markets only exacerbating these trends. This has made for a generally more defensive portfolio than we have historically run (e.g. an elevated cash balance and higher sovereign bond holdings). As a result, we remain constructive on core developed market government bond markets and view the recent rate hike from the Federal Reserve as a policy misstep given the substantial tightening in financial conditions that had already occurred in the US in the run up to this move. Our approach to corporate bonds in this environment is to focus on income return and to exercise caution in terms of the companies we lend money to, e.g. avoidance of commodity exposure entirely. We retain our holdings in legacy European banking bonds, which, although cyclical, are being phased out as Tier 1 capital under new regulations.
We have become incrementally more concerned about credit risk as time has gone on. This is evidenced by a significant pickup in distressed bonds in the US high yield market across a range of sectors, in contrast to the European market where the distressed ratio has been much more stable. In addition, the widening in US investment grade credit spreads is primarily a result of excessive supply of bonds being issued to fund mergers & acquisitions and share buybacks, which in itself is a reliable late cycle indicator, albeit again mainly an issue for the US market and not Europe. The result is attractive valuation opportunities emerging for the first time in a number of years for corporate bond investors but we will be patient about taking advantage of these opportunities given the underlying fundamental concerns in the global economy. To the extent we have been buying corporate bonds in the last six months it has been in the more defensive areas of the investment grade market reflecting this overriding caution.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Strategic Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	-0.25%	-0.06%	3.83%	4.70%	3.85%	5.10%
Class C	HFACX	-0.64	-0.93	3.03	3.88	3.02	4.28
Class I**	HFAIX	-0.17	0.04	4.06	4.91	3.96	5.18
Class R6***	HFARX	-0.16	0.05	4.07	4.91	3.96	5.18
With sales charge
Class A		-4.96%	-4.80%	2.17%	3.69%	3.35%	4.68%
Class C		-1.64	-0.93	3.03	3.88	3.02	4.28
Index
Barclays Global Agg Credit
USD Hedged		0.23%	-1.69%	2.75%	4.52%	4.71%	4.62%
3-month LIBOR (USD)		0.14	0.26	0.26	0.31	1.69	1.78

* Average annual return.
** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for periods prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.17%, 1.94%, 0.94% and 0.86% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund's average daily net assets, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Capital Global Aggregate Credit (USD) Hedged Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Unconstrained Bond Fund
Over the period, concerns about global growth intensified and investor appetite for riskier asset classes waned. The economic effects of the slowdown in China and collapse in commodity prices were compounded by fears of a potential recession in the US and further tightening of financial conditions. Central bank policy continued to move in opposite directions with the US Federal Reserve Bank (Fed) raising interest rates by 0.25%, the first increase in a decade, while the European Central Bank (ECB) and Bank of Japan cut rates further into negative territory in an effort to boost inflation. European bond and credit markets outperformed their US counterparts, particularly in high yield. Emerging bond markets also struggled as slowing growth and falling commodity prices/disinflation continued to pressure their exchange rates. As a result, hard currency debt generally outperformed local currency bonds. US Treasuries and other developed market government bonds were amongst the best performers as demand for 'safe haven' assets grew and market expectations for rate hikes were pared back.
For the six month period ended January 31, 2016, the Fund returned -1.55% (Class A at NAV) versus the benchmark, 3-month LIBOR USD, which posted a return of 0.14%. The Fund's negative return over the period was led by holdings in corporate bonds and active interest rates strategies.
Performance of the Fund's high yield holdings were considerably better than the broader market due to the

Top 10 long-term holdings*
(at January 31, 2016)
As a percentage
Security/Issuer	of net assets
Italy Buoni Poliennali Del Tesoro	6.7%
United States Treasury Inflation
Indexed Bonds	6.2
Japan Treasury Discount Bill	4.2
Spain Government Bond	3.1
Paragon Mortgages plc	2.0
Mexican Bonos	1.8
New Zealand Government Bond	1.7
Eurosail 2006-1 plc	1.3
Barclays Dryrock Issuance Trust	1.0
Discover Card Execution Note Trust	1.0
Fund's high weight to Europe, defensive positioning in emerging markets and active hedging of US high yield exposure through a position in the high yield credit derivative index.
Within investment grade, while total returns on the asset class were broadly flat over the period, the interest rate hedges held against investment grade corporate bonds detracted from Fund returns as corporate bond returns significantly lagged government equivalents. Towards the end of the period, we increased exposure to the subordinated bonds of European insurers; an area that suffered disproportionately in the recent sell off.
The allocation to Italian inflation-linked government bonds made a positive contribution as expectations grew of further supportive monetary policy action by the ECB. At the end of January, exposure to US 10-year Treasury inflation protected securities was also added. Long maturity inflation-linked securities are pricing an outcome that sits broadly in line with Fed estimates of long-term real interest rates, in contrast to fixed rate US Treasuries where today's yields are well below their estimates for long-term nominal rates. We believe this allocation should provide some offset to the Fund's credit holdings during periods of market weakness.
The Fund's interest rates strategy seeking to benefit from higher inflation expectations in the US, as well as the Fund's tactical positioning for higher government bond yields, were a drag on performance. This was offset in part by positive returns from currency strategies expecting the euro to outperform the British pound and the Australian dollar to outperform the New Zealand dollar. The Fund remains positioned for steeper yield curves but risk in the directional views outlined above has been reduced.
Economic data has been weaker of late in the US and Europe, but appears to be at odds with the sharp reaction of financial markets. We are cognizant that this period of market weakness could be self-reinforcing and feed through negatively to the real economy, but credit markets are already pricing in a significant slowdown. As a result, we are selectively adding exposure to credit opportunities and have increased the rates duration (interest rate sensitivity) of the Fund.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Unconstrained Bond Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/20/2013)*
Class A	HUNAX	-1.55%	-0.43%	-0.03%
Class C	HUNCX	-1.89	-1.23	-0.78
Class I	HUNIX	-1.43	-0.29	0.18
Class R6**	HUNRX	-1.43	-0.29	0.18
With sales charge
Class A		-6.19%	-5.15%	-2.30%
Class C		-2.89	-1.23	-0.78
Index
3-month LIBOR (USD)		0.14%	0.26%	0.25%
Barclays Multiverse Index		0.18	-2.38	-1.02
* Average annual return
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.05%, 2.80%, 1.79% and 1.79% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
US Growth Opportunities Fund
Over the period, US equity markets were weak as investors shifted out of equities into lower risk assets. Concerns over global equity markets grew as energy continued to deteriorate, with oil dipping below $30 per barrel and a lower than expected fourth quarter Gross Domestic Product number was announced. Leading the move down were small cap equities which fell -16.4% (as measured by the Russell 2000 Index) led by the downfall in health care and energy stocks.
The increase in fear and risk aversion led many equity investors to seek higher quality companies (rated B+ or higher by S&P) and allocate capital away from lower quality companies (rated B or lower). High quality companies typically exhibit fiscal prudence, stable earnings and organic growth. These characteristics of sustainable growth and fiscal conservatism demonstrated by high quality companies form the foundation for the Fund's investment philosophy. Over the period, high quality companies were rewarded with strong outperformance verses lower quality companies.
For the six month period ending January 31, 2016, the Fund returned -8.67% (Class A at NAV) versus the benchmark, Russell 3000 Growth Index, which posted a return of -8.17%. The underperformance was the result of an overweight to small and mid cap stocks as well as specific stock selection.
Stock selection in health care companies such as Cantel Medical and Hendry Schein were the greatest

Top 10 long-term holdings* (at January 31, 2016)
As a percentage
Security	of net assets
Fiserv, Inc.	4.3%
Starbucks Corp.	4.1
The TJX Companies, Inc.	3.6
Adobe Systems, Inc.	3.6
Costco Wholesale Corp.	3.5
The JM Smucker Co.	3.4
Cantel Medical Corp.	3.4
Walgreens Boots Alliance, Inc.	3.4
Tractor Supply Co.	3.4
Cognizant Technology Solutions Corp,
Class A	3.2
contributors to performance. Cantel Medical delivered record sales and earnings primarily driven by further investments in new product development, sales and marketing programs, and the integration of recent acquisitions. Hendry Schien beat fourth quarter earnings estimates with the highest quarterly growth rate in eight years. The firm has continued its strategy of organic growth complemented by the aforementioned strategic acquisitions. The largest detractors over the period came from producer durables companies Middleby, Westinghouse Air Brake and Genesee & Wyoming. The under-performance in Middleby was in line with other machinery companies as investors question customers' appetite for large purchases given the perceived economic uncertainty. Underperformance in Genesee & Wyoming and Westinghouse Air Brake was related to the general slowdown in transportation names as a result of falling commodity prices.
The increase in global volatility and uncertainty has cast a dark shadow over the beginning of the year and investors have retreated into traditional safe havens. Looking out over the next few months, the chances of the Federal Reserve increasing interest rates diminished significantly and economic data has investors questioning if we are entering a US recession. While there are significant pockets of concern in the industrial and energy sectors, we believe the plunge in commodity prices is good for the US consumer. The question now is how this malaise in energy markets and a stronger US dollar will impact corporate spending and behaviors as signs of economic turmoil can become self-fulfilling. In any case, we expect the increase in volatility to continue for the duration of 2016 and we believe these types of markets are typically very good for active managers; many investors have historically paid closer attention to fundamentals and have rewarded higher quality companies based on fears of the unknown. We believe the Fund's team-based philosophy of finding high quality companies with conservative balance sheets and experienced management teams should ultimately be rewarded in such an environment.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
US Growth Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2016				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/18/2014) *
Class A	HGRAX	-8.67%	3.34%	1.96%
Class C	HGRCX	-9.07	2.53	1.16
Class I	HGRIX	-8.56	3.64	2.22
Class R6**	HGRRX	-7.99	4.29	2.80
With sales charge
Class A		-13.90%	-2.57%	-3.28%
Class C		-10.07	2.53	1.16
Index
Russell 3000 Growth Index		-8.17%	0.41%	-1.10%
* Average annual return
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments. Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 3.22%, 4.65%, 3.40% and 3.40% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.95% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Russell 3000 Growth Index comprises companies that display signs of above average growth. The Index is used to provide a gauge of the performance of growth stocks in the US. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016

		Value
Shares		(note 2)

Investment companies – 58.50%

	Alternatives – 5.67%
186,847	ASG Global Alternatives Fund	$1,935,730
115,162	Sprott Physical Gold Trust *	1,053,732
		2,989,462
	Equity – 28.52%
128,478	Calamos Market Neutral
	Income Fund	1,593,131
56,497	Gateway Fund	1,626,536
32,947	Graphite Enterprise Trust plc	255,857
21,471	HarbourVest Global Private
	Equity Ltd *	266,474
207,354	Henderson Global Equity
	Income Fund (a)	1,468,069
27,477	Henderson Global
	Technology Fund (a) *	603,674
16,354	iShares High Dividend ETF	1,201,856
39,144	iShares MSCI EAFE Minimum
	Volatility Index Fund	2,485,644
34,902	iShares MSCI Emerging Markets
	Index Fund	1,067,303
22,118	iShares MSCI Emerging Markets
	Minimum Volatility ETF	1,039,546
15,600	iShares Russell 1000 Value ETF	1,445,964
26,373	NB Private Equity Partners Ltd	268,345
15,000	Pantheon International plc *	265,031
114,838	PowerShares International
	Dividend Achievers Portfolio	1,456,146
		15,043,576
	Fixed income – 24.31%
118,043	Henderson High Yield
	Opportunities Fund (a)	1,050,580
136,052	Henderson Strategic Income
	Fund (a)	1,213,586
257,145	Henderson Unconstrained Bond
	Fund (a)	2,304,015
13,709	iShares Global High Yield Corporate
	Bond Fund	602,511
10,757	iShares iBoxx $ High Yield Corporate
	Bond Fund	852,815
18,118	iShares iBoxx Investment Grade
	Corporate Bond Fund	2,068,170
20,641	iShares TIPS Bond ETF	2,299,407
9,217	PIMCO Enhanced Short
	Maturity ETF	928,244
67,780	PowerShares Senior Loan
	Portfolio	1,503,360
		12,822,688
	Total investment companies
	(Cost $32,290,355)	30,855,726

		Value
Shares		(note 2)

Partnerships – 5.35%
5,167	TIAA-CREF Asset Management
	Core Property Fund LP (b) (c)	$2,822,709
	Total partnerships
	(Cost $2,554,353)	2,822,709

Short-term investment – 33.99%
17,927,660	Fidelity Institutional Treasury
	Portfolio (d)	17,927,660
	Total short-term investment
	(Cost $17,927,660)	17,927,660
Total investments – 97.84%
	(Cost $52,772,368)	51,606,095
Financial Derivative Instruments(e)
(Cost or Premiums, net $0) – (0.96)%		(505,794)
Net other assets and liabilities – 3.12%		1,642,997
Total net assets – 100.00%		$52,743,298

*	Non-income producing security
(a)	Affiliated holding, see notes to portfolio of investments for further information.
(b)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at January 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(d)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at January 31, 2016.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016 (continued)
(e) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
E-mini S&P 500 Index (Long)	8	3/18/16	$772,040	$—	$(20,920)
EURO STOXX 50 Index (Long)	114	3/18/16	3,739,466	—	(231,797)
FTSE 100 Index (Long)	30	3/18/16	2,567,811	16,809	—
Nikkei 225 Index (Long)	19	3/10/16	2,768,430	—	(262,410)
US Treasury 10 Year Note (Long)	5	3/21/16	647,891	15,781	—
Total				$32,590	$(515,127)
During the period ended January 31, 2016, average monthly notional value related to futures contracts was approximately $10.6 million or 20.0% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2016:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$32,590	$32,590	$(515,127)	$(515,127)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Long)	State Street Bank
	and Trust Company	2/24/16	1,276		$1,818,815	$—	$(112,519)
Euro (Long)	State Street Bank
	and Trust Company	2/24/16	2,468		2,675,083	52,251	—
Japanese Yen (Long)	State Street Bank
	and Trust Company	2/24/16	319,420		2,639,443	37,011	—
Total						$89,262	$(112,519)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $8.5 million or 16.1% of ending net assets.
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar agreement:
	$—	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—	$—
Amounts NOT subject to a master netting or similar agreement:
State Street
Bank and
Trust Company (2)	$89,262	$89,262	$(112,519)	$(112,519)
	$89,262	$89,262	$(112,519)	$(112,519)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide a legally enforceable right of offset.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$121,852	$(627,646)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	98%
British Pound	2
100%
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Investment Companies	$30,855,726	$—	$—	$30,855,726
Partnerships	—	—	2,822,709	2,822,709
Short-Term Investment	17,927,660	—	—	17,927,660
Total Investments	$48,783,386	$—	$2,822,709	$51,606,095

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	$32,590	$—	$—	$32,590
Over-the-counter	—	89,262	—	89,262
Total Financial Derivative Investments – Assets	$32,590	$89,262	$—	$121,852
Liabilities

Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(515,127)	$—	$—	$(515,127)
Over-the-counter	—	(112,519)	—	(112,519)
Total Financial Derivative Investments - Liabilities	$(515,127)	$(112,519)	$—	$(627,646)
During the period ended January 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016 (continued)
Following is a reconciliation of investments in which significant observable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in securities	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2016
Investment Companies
TIAA-CREF Asset
Management Core
Property Fund LP	$2,684,523	$0	$0		$118,182		$20,004	$0	$0	$0	$2,822,709
Total	$2,684,523	$0	$0		$118,182		$20,004	$0	$0	$0	$2,822,709
The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at January 31, 2016 was $118,182.
The Fund's Adviser has determined that TIAA-CREF Asset Management Core Property Fund LP ("CPF") is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The CPF is a private Delaware limited partnership that provides monthly liquidity to its investors with 45 days written notice and invests its contributed capital in a TIAA-CREF Real Estate Investment Trust (REIT). The REIT is a limited partnership which in turn invests in a TIAA-CREF operating partnership. The investments of the operating partnership include a diversified portfolio of real property assets. As a result, the monthly valuations prepared by CPF and assignment of a net asset value per share are ultimately driven by changes in the valuation of the underlying real property assets in the operating partnership. All of the investments in real estate are appraised annually by an independent third party appraiser. The CPF's policy is to report all such investments, as well as related debt, at fair value under US Generally Accepted Accounting Principles based on the appraised value. The annual appraisals are conducted on a rolling basis such that approximately 25% of the portfolio receives an annual full appraisal each quarter. In addition, each appraisal is updated quarterly under the direction of an independent, third-party appraisal firm.
The significant unobservable inputs used by CPF in the fair value measurement and appraisal of the real property assets include: a) an extensive market study, including a thorough analysis of current market conditions and trends as they impact supply, demand and absorption of the relevant property type; b) thorough description of the site and improvements, including a site plan and renderings of the improvements if available; c) estimate of the value of the land; d) estimate of the value of the property using a cost approach; e) estimate of the market value of the property using a sales comparison approach; and f) estimate of the value of the property using a detailed income capitalization approach that includes several diagnostic inputs. Significant changes in any of those inputs in isolation would result in a significant change in the fair value measurement, and ultimately the value ascribed to All Asset Fund's limited partnership interests in CPF.
Due to the factors above, and consistent with a fair valuation policy approved by the Board of Trustees, the All Asset Fund values this investment monthly upon receipt of the limited partner statement and in-line with the capital balance allocated to its limited partnership interests, less the undistributed net income accrued within the capital balance. Separately, a daily income accrual is recognized by the Fund to account for the net income that is accrued and allocated to its limited partnership interests and distributed quarterly. The value assigned to the investment is revised monthly upon receipt of the limited partner statement. The value may be revised more frequently if, in the determination of the Adviser and/or the Board of Trustees, market or investment-specific developments warrant re-assessment.
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
January 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$16,809	$15,781	$—	$—	$32,590
Over-the-Counter
Forward Foreign Currency Contracts	$89,262	$—	$—	$—	$—	$89,262
Total	$89,262	$16,809	$15,781	$—	$—	$121,852
Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$(515,127)	$—	$—	$—	$(515,127)
Over-the-Counter
Forward Foreign Currency Contracts	$(112,519)	$—	$—	$—	$—	$(112,519)
Total	$(112,519)	$(515,127)	$—	$—	$—	$(627,646)
Net	$(23,257)	$(498,318)	$15,781	$—	$—	$(505,794)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$(966,227)	$14,008	$—	$—	$(952,219)
Forward Foreign Currency Contracts	$(230,777)	$—	$—	$—	$—	$(230,777)
Total	$(230,777)	$(966,227)	$14,008	$—	$—	$(1,182,996)

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$(599,136)	$8,266	$—	$—	$(590,870)
Forward Foreign Currency Contracts	$176,709	$—	$—	$—	$—	$176,709
Total	$176,709	$(599,136)	$8,266	$—	$—	$(414,161)
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 80.64%

	Australia – 1.09%
136,105	Suncorp Group, Ltd.	$1,129,269

	Canada – 1.15%
29,597	BCE, Inc.	1,192,204

	France – 5.55%
24,874	Compagnie de Saint-Gobain	1,032,085
16,441	Nexity S.A.	744,230
109,382	Orange S.A.	1,959,253
10,746	Sanofi	902,327
32,547	SCOR SE	1,136,129
		5,774,024

	Germany – 4.52%
10,053	Bayer AG	1,127,715
12,929	Deutsche Boerse AG	1,099,146
47,409	Deutsche Post AG	1,146,090
76,525	Deutsche Telekom AG	1,328,433
		4,701,384

	Hong Kong – 2.14%
116,000	Cheung Kong Property
	Holdings, Ltd.	627,953
79,000	CK Hutchison Holdings, Ltd.	983,848
63,500	Swire Pacific, Ltd., Class A	615,829
		2,227,630

	Ireland – 0.43%
15,538	Seagate Technology plc	451,379

	Israel – 1.37%
657,184	Bezeq The Israeli
	Telecommunication Corp, Ltd.	1,424,247

	Italy – 1.02%
258,108	Enel SpA	1,056,148

	Japan – 2.43%
199,000	Daiwa Securities Group, Inc.	1,258,024
29,700	Nippon Telegraph and
	Telephone Corp.	1,263,454
		2,521,478

		Value
Shares		(note 2)

	Luxembourg – 0.85%
10,991	RTL Group S.A. *	$889,445

	Netherlands – 4.30%
137,275	RELX N.V.	2,297,104
28,265	Unilever N.V.	1,260,567
26,905	Wolters Kluwer N.V.	915,899
		4,473,570

	Portugal – 0.75%
107,705	NOS SGPS S.A.	782,601

	Switzerland – 9.52%
12,537	Cembra Money Bank AG	754,545
24,953	Nestle S.A.	1,837,949
32,582	Novartis AG	2,527,277
9,908	Roche Holding AG	2,577,673
3,760	Syngenta AG	1,384,221
3,654	Zurich Insurance Group AG	809,398
		9,891,063

	Taiwan – 1.17%
54,345	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	1,214,611

	United Kingdom – 19.20%
25,688	AstraZeneca plc	1,643,349
241,138	Barclays plc	644,026
22,672	British American Tobacco plc	1,260,456
112,201	Centrica plc	329,444
56,678	Diageo plc	1,525,825
403,292	GKN plc	1,607,049
48,287	Imperial Tobacco Group plc	2,616,190
393,663	ITV plc	1,503,237
34,994	Nielsen Holdings plc	1,685,311
51,714	Prudential plc	1,016,505
14,174	Rio Tinto plc	348,617
74,155	Royal Dutch Shell plc, A Shares	1,627,790
190,488	Standard Life plc	994,307
553,086	Vodafone Group plc	1,769,258
63,500	WPP plc	1,382,064
		19,953,428
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

	United States – 25.15%
20,885	Chevron Corp.	$1,805,926
62,297	Cisco Systems, Inc.	1,482,046
3,715	Cummins, Inc.	333,941
6,079	Deere & Co.	468,144
41,516	General Electric Co.	1,208,116
11,777	Johnson & Johnson	1,229,990
24,532	JPMorgan Chase & Co.	1,459,654
19,169	Las Vegas Sands Corp.	864,522
4,586	Lockheed Martin Corp.	967,646
55,053	Microsoft Corp.	3,032,870
76,357	Pfizer, Inc.	2,328,125
15,190	Philip Morris International, Inc.	1,367,252
13,888	QUALCOMM, Inc.	629,682
33,676	Reynolds American, Inc.	1,682,116
23,314	Six Flags Entertainment Corp.	1,171,995

		Value
Shares		(note 2)

	United States (continued)
7,384	Stanley Black & Decker, Inc.	$696,607
32,305	Synchrony Financial *	918,108
13,837	United Parcel Service, Inc.,
	Class B	1,289,608
1,149	Verizon Communications, Inc.	57,307
31,399	Verizon Communications, Inc.	1,569,008
31,437	Wells Fargo & Co.	1,579,080
		26,141,743

	Total common stocks
	(Cost $86,014,903)	83,824,224

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 12.47%

		France – 0.65%
USD	600,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$676,500

		Germany – 0.48%
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	5.000%	1/15/25	500,625

		Netherlands – 0.68%
USD	500,000	Deutsche Telekom International Finance B.V. (a)	4.875%	3/6/42	517,911
USD	200,000	Ziggo Bond Finance BV (a)	5.875%	1/15/25	184,250
					702,161

		Spain – 0.37%
USD	386,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	387,448

		Switzerland – 0.90%
USD	300,000	Credit Suisse Group AG (a) (b)	7.500%	12/11/23	308,674
USD	600,000	UBS Group AG (b)	7.000%	2/19/25	624,750
					933,424
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom – 2.58%
USD	370,000	Barclays Bank plc (b)	6.860%	6/15/32	$423,650
USD	500,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	559,375
USD	100,000	Prudential plc (b)	6.500%	3/23/16	101,050
USD	500,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	533,345
USD	550,000	Sky plc (a)	3.750%	9/16/24	547,847
USD	500,000	Virgin Media Finance plc (a)	6.375%	4/15/23	514,375
					2,679,642

		United States – 6.81%
USD	600,000	Altria Group, Inc.	4.250%	8/9/42	557,915
USD	108,000	Aramark Services, Inc. (a)	5.125%	1/15/24	111,780
USD	550,000	AT&T, Inc.	4.750%	5/15/46	489,520
USD	447,000	Ball Corp.	5.000%	3/15/22	464,880
USD	127,000	Ball Corp.	4.375%	12/15/20	131,803
USD	100,000	CCO Holdings LLC	7.375%	6/1/20	104,250
USD	450,000	CCO Holdings LLC (a)	5.875%	5/1/27	444,375
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	102,625
USD	550,000	Dresdner Funding Trust I (a)	8.151%	6/30/31	661,375
USD	100,000	HBOS Capital Funding LP (b)	6.850%	3/23/16	101,107
USD	250,000	Iron Mountain, Inc.	6.000%	8/15/23	260,937
USD	600,000	Post Holdings, Inc. (a)	6.750%	12/1/21	629,160
USD	600,000	Reynolds American, Inc.	4.750%	11/1/42	580,016
USD	200,000	Sealed Air Corp. (a)	5.250%	4/1/23	203,500
USD	200,000	Service Corp. International	8.000%	11/15/21	236,000
USD	550,000	Sirius XM Radio, Inc. (a)	6.000%	7/15/24	577,500
USD	550,000	Verizon Communications, Inc.	6.550%	9/15/43	644,315
USD	500,000	Wachovia Capital Trust III (b)	5.570%	2/29/16	478,125
USD	300,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	295,869
					7,075,052

		Total corporate bonds
		(Cost $12,987,409)			12,954,852
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

REITs – 2.78%

	France – 0.70%
10,322	ICADE	$733,643

	Netherlands – 1.02%
24,149	Eurocommercial Properties N.V.	1,058,572

	United States – 1.06%
39,915	Iron Mountain, Inc.	1,099,259

	Total REITs
	(Cost $3,049,866)	2,891,474

	Total long-term investments
	(Cost $102,052,178)	99,670,550

Partnerships – 0.76%

	United States – 0.76%
57,630	KKR & Co., L.P.	785,497

	Total Partnerships
	(Cost $1,074,976)	785,497

Short-term investment – 1.10%
1,147,287	Fidelity Institutional
	Treasury Portfolio	1,147,287

	Total short-term investment
	(Cost $1,147,287)	1,147,287

Total investments – 97.75%
	(Cost $104,274,441)	101,603,334
Financial Derivative Instruments(c)
(Cost or Premiums, net $0) – 0.18%		191,825
Net other assets and liabilities – 2.07%		2,144,983
Total net assets – 100.00%		$103,940,142

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $6,437,247, which represented 6.2% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)
(c) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	Morgan Stanley
	Capital Services LLC	4/08/16	5,278		$7,521,455	$191,825	$—
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $2.6 million or 2.5% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar agreement:
Morgan Stanley
Capital Services LLC	$191,825	$191,825	$—	$—	$191,825	$—	$191,825
	$191,825	$191,825	$—	$—	$191,825	$—	$191,825

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$191,825	$—
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	45%
Euro	21
British Pound	16
Swiss Franc	10
Japanese Yen	3
Hong Kong Dollar	2
Israeli Shekel	1
Canadian Dollar	1
Australian Dollar	1
100%
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	11.87%
Integrated Telecommunication Services	8.93
Tobacco	7.76
Diversified Banks	4.35
Integrated Oil & Gas	3.30
Publishing	3.09
Systems Software	2.92
Air Freight & Logistics	2.34
Broadcasting	2.30
Industrial Conglomerates	2.11
Communications Equipment	2.03
Life & Health Insurance	2.03
Packaged Foods & Meats	1.77
Wireless Telecommunication Services	1.70
Research & Consulting Services	1.62
Consumer Finance	1.61
Telephone-Integrated	1.61
Distillers & Vintners	1.57
Auto Parts & Equipment	1.55
Other Diversified Financial Services	1.40
Fertilizers & Agricultural Chemicals	1.33
Advertising	1.33
Cable & Satellite	1.28
Personal Products	1.21
Investment Banking & Brokerage	1.21
Cable TV	1.19
Semiconductors	1.17
Leisure Facilities	1.13
Reinsurance	1.09
Property & Casualty Insurance	1.09
Specialized REITs	1.06
Specialized Finance	1.06
Retail REITs	1.02

Industry concentration as	% of net
a percentage of net assets:	assets

Electric Utilities	1.02%
Money Center Banks	1.01
Building Products	0.99
Aerospace & Defense	0.93
Diversified Banking Institution	0.90
Casinos & Gaming	0.83
Multi-line Insurance	0.78
Construction & Farm Machinery & Heavy Trucks	0.77
Asset Management & Custody Banks	0.76
Homebuilding	0.72
Diversified REITs	0.70
Industrial Machinery	0.67
Food-Flour & Grain	0.61
Real Estate Development	0.60
Diversified Real Estate Activities	0.59
Metal & Glass Containers	0.57
Radio	0.56
Super-Regional Banks-US	0.46
Computers-Memory Devices	0.43
Diversified Metals & Mining	0.33
Multi-Utilities	0.32
Drug Retail	0.28
Diversified Support Services	0.25
Funeral Services & Related Items	0.23
Paper Packaging	0.20
Food Catering	0.11
Long-Term Investments	96.65
Short-Term Investment	1.10
Total Investments	97.75
Financial Derivative Instruments	0.18
Net Other Assets and Liabilities	2.07
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Australia	$—	$1,129,269	$—	$1,129,269
Canada	1,192,204	—	—	1,192,204
France	—	5,774,024	—	5,774,024
Germany	—	4,701,384	—	4,701,384
Hong Kong	—	2,227,630	—	2,227,630
Ireland	451,379	—	—	451,379
Israel	—	1,424,247	—	1,424,247
Italy	—	1,056,148	—	1,056,148
Japan	—	2,521,478	—	2,521,478
Luxembourg	—	889,445	—	889,445
Netherlands	—	4,473,570	—	4,473,570
Portugal	—	782,601	—	782,601
Switzerland	—	9,891,063	—	9,891,063
Taiwan	1,214,611	—	—	1,214,611
United Kingdom	1,685,311	18,268,117	—	19,953,428
United States	26,084,436	57,307	—	26,141,743
Total Common Stocks	30,627,941	53,196,283	—	83,824,224

Corporate Bonds
France	—	676,500	—	676,500
Germany	—	500,625	—	500,625
Netherlands	—	702,161	—	702,161
Spain	—	387,448	—	387,448
Switzerland	—	933,424	—	933,424
United Kingdom	—	2,679,642	—	2,679,642
United States	—	7,075,052	—	7,075,052
Total Corporate Bonds	—	12,954,852	—	12,954,852

REITs
France	—	733,643	—	733,643
Netherlands	—	1,058,572	—	1,058,572
United States	1,099,259	—	—	1,099,259
Total REITs	1,099,259	1,792,215	—	2,891,474

Partnerships
United States	785,497	—	—	785,497
Total Partnerships	785,497	—	—	785,497

Short-term investment	1,147,287	—	—	1,147,287
Total investments	$33,659,984	$67,943,350	$—	$101,603,334
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
January 31, 2016 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Financial Derivative Instruments – Assets
Over-the-counter	$—	$191,825	$—	$191,825
Total Financial Derivative Instruments - Assets	$—	$191,825	$—	$191,825
On July 31, 2015, all of the common stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $46,564,646 on January 31, 2016 were transferred from Level 1 to Level 2.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$191,825	$—	$—	$—	$—	$191,825
Total	$191,825	$—	$—	$—	$—	$191,825
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$287,796	$—	$—	$—	$—	$287,796
Total	$287,796	$—	$—	$—	$—	$287,796

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$191,825	$—	$—	$—	$—	$191,825
Total	$191,825	$—	$—	$—	$—	$191,825
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
January 31, 2016
		Value
Shares		(note 2)

Common stocks – 95.45%

	Australia – 1.96%
59,436	Newcrest Mining, Ltd. *	$548,505

	Brazil – 9.49%
16,132	Banco Bradesco S.A. *	79,010
507,317	Duratex S.A.	672,229
138,594	Mahle-Metal Leve S.A.	840,961
68,268	Natura Cosmeticos S.A.	382,491
34,919	Tractebel Energia S.A.	295,429
98,814	WEG S.A.	381,935
		2,652,055

	Chile – 13.40%
93,535	Antofagasta plc	511,388
41,702	Cia Cervecerias Unidas
	S.A., ADR	900,346
12,567,597	Cia Sud Americana
	de Vapores S.A. *	237,822
60,388	Empresa Nacional de
	Telecomunicaciones S.A.	592,114
697,164	Inversiones Aguas
	Metropolitanas S.A.	947,924
310,516	Quinenco S.A.	552,783
		3,742,377

	China – 7.46%
294,800	China Mengniu Dairy Co., Ltd.	414,403
146,900	China Resources Beer
	Holdings Company, Ltd.	231,891
104,000	China Resources Gas
	Group, Ltd.	261,696
292,400	Fuyao Glass Industry Group
	Co., Ltd. (a) *	595,884
169,300	Yue Yuen Industrial
	Holdings, Ltd.	580,211
		2,084,085

	Czech Republic – 1.08%
1,434	Komercni banka AS	301,786

	Egypt – 0.90%
65,237	Commercial International
	Bank Egypt SAE	251,163

		Value
Shares		(note 2)

	India – 13.84%
118,390	City Union Bank, Ltd.	$138,847
4,530	Cognizant Technology
	Solutions Corp., Class A *	286,794
6,875	Dr Reddy's Laboratories, Ltd.	312,661
51,142	Housing Development
	Finance Corp., Ltd.	893,120
335,955	Idea Cellular, Ltd.	515,111
33,742	Infosys, Ltd.	583,368
21,645	Mahindra & Mahindra, Ltd.	394,672
455,417	Tata Power Co., Ltd.	405,869
45,127	Tech Mahindra, Ltd.	335,206
		3,865,648

	Indonesia – 1.17%
697,400	Hero Supermarket Tbk PT *	53,960
1,015,800	XL Axiata Tbk PT *	272,135
		326,095

	Kazakhstan – —%
955,965	International Petroleum,
	Ltd. (b) (c) *	—

	Korea – 3.71%
11,669	LG Corp. *	724,643
1,250	Samsung Fire & Marine
	Insurance Co., Ltd.	313,025
		1,037,668

	Malaysia – 1.92%
396,812	Axiata Group Bhd	537,059

	Mexico – 4.45%
330,749	Genomma Lab Internacional
	S.A.B de C.V., Class B *	223,019
425,533	Grupo Herdez SAB de CV	1,020,092
		1,243,111

	Nigeria – 3.44%
187,000	Guaranty Trust Bank plc	15,900
101,885	Guaranty Trust Bank plc, GDR	368,824
151,984	PZ Cussons plc	577,377
		962,101

	Philippines – 1.98%
1,083,300	Manila Water Co., Inc.	553,774
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

	Poland – 3.24%
26,928	Bank Pekao S.A.	$905,956

	South Africa – 9.33%
245,793	Grindrod, Ltd.	154,323
105,199	Shoprite Holdings, Ltd.	971,839
116,392	Standard Bank Group, Ltd.	826,023
35,362	Tiger Brands, Ltd.	655,334
		2,607,519

	Taiwan – 9.92%
34,000	Airtac International Group	162,601
17,000	Asustek Computer, Inc.	138,018
79,000	Chroma ATE, Inc.	157,460
95,465	Delta Electronics, Inc.	405,587
326,100	Standard Foods Corp.	780,536
59,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	251,751
521,280	Uni-President Enterprises Corp.	873,895
		2,769,848

	Thailand – 3.06%
125,700	Delta Electronics Thailand pcl	281,590
63,100	Kasikornbank pcl	301,518
607,700	Mega Lifesciences pcl	270,710
		853,818

	Turkey – 0.96%
68,973	Yazicilar Holding AS, Class A	267,346

	United Kingdom – 4.14%
118,899	Cairn Energy plc *	242,639
20,785	Unilever plc	914,785
		1,157,424

	Total common stocks
	(Cost $30,373,085)	26,667,338

		Value
Shares		(note 2)

Preferred stock – 1.62%

	Brazil – 0.62%
38,162	Banco Bradesco S.A.	$173,169

	Chile – 1.00%
115,182	Embotelladora Andina S.A.	278,510

	Total preferred stock
	(Cost $594,540)	451,679

Rights – —%

	Brazil – —%
1,217	Banco Bradesco S.A. (b) *	274

	Total Rights
	(Cost $—)	274

	Total long-term investments
	(Cost $30,967,625)	27,119,291

Total investments – 97.07%
	(Cost $30,967,625)	27,119,291

Net other assets and liabilities – 2.93%		818,195

Total net assets – 100.00%		$27,937,486

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $595,884, which represented 2.1% of net assets.

(b)	Fair valued at January 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(c)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

Indian Rupee	13%
Brazilian Real	10
Taiwan Dollar	10
Chilean Peso	10
South African Rand	10
British Pound	8
Hong Kong Dollar	8
US Dollar	7
Mexican Peso	5
South Korean Won	4
Polish Zloty	3
Thai Baht	3
Philippine Peso	2
Australian Dollar	2
Malaysian Ringgit	2
Indonesian Rupiah	1
Czech Koruna	1
Turkish Lira	1
Nigerian Naira	0 *
100%
* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets

Packaged Foods & Meats	13.40%
Diversified Banks	12.04
Wireless Telecommunication Services	5.88
Industrial Conglomerates	5.53
Water Utilities	5.38
Household Products	5.33
Auto Parts & Equipment	5.14
Food Retail	4.50
IT Consulting & Other Services	4.32
Brewers	3.22
Thrifts & Mortgage Finance	3.20
Pharmaceuticals	2.89
Electronic Components	2.46
Forest Products	2.40
Footwear	2.08
Gold	1.96
Industrial Machinery	1.95
Diversified Metals & Mining	1.83
Electric Utilities	1.45
Automobile Manufacturers	1.41
Marine	1.40
Personal Products	1.37
Property & Casualty Insurance	1.12
Renewable Electricity	1.06
Soft Drinks	1.00
Integrated Telecommunication Services	0.98
Gas Utilities	0.94
Semiconductors	0.90
Oil & Gas Exploration & Production	0.87
Electronic Equipment & Instruments	0.56
Computer Hardware	0.50
Long-Term Investments	97.07
Total Investments	97.07
Net Other Assets and Liabilities	2.93
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)		Total

Assets
Common Stocks
Australia	$—	$548,505	$—		$548,505
Brazil	2,652,055	—	—		2,652,055
Chile	3,230,989	511,388	—		3,742,377
China	—	2,084,085	—		2,084,085
Czech Republic	—	301,786	—		301,786
Egypt	251,163	—	—		251,163
India	286,794	3,578,854	—		3,865,648
Indonesia	—	326,095	—		326,095
Kazakhstan	—	—	—	*	—
Korea	—	1,037,668	—		1,037,668
Malaysia	—	537,059	—		537,059
Mexico	1,243,111	—	—		1,243,111
Nigeria	368,824	593,277	—		962,101
Philippines	—	553,774	—		553,774
Poland	—	905,956	—		905,956
South Africa	—	2,607,519	—		2,607,519
Taiwan	—	2,769,848	—		2,769,848
Thailand	—	853,818	—		853,818
Turkey	—	267,346	—		267,346
United Kingdom	—	1,157,424	—		1,157,424
Total Common Stocks	8,032,936	18,634,402	—		26,667,338

Preferred Stock
Brazil	173,169				173,169
Chile	278,510	—	—		278,510
Total Preferred Stock	451,679	—	—		451,679

Rights
Brazil	—	274	—		274
Total Investments	$8,484,615	$18,634,676	$—		$27,119,291
* Fund held a level 3 security that was fair valued at $0 at January 31, 2016.
On July 31, 2015, all of the common stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $16,062,013 on January 31, 2016 were transferred from Level 1 to Level 2.
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
January 31, 2016 (continued)
Following is a reconciliation of investments in which significant observable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in Securities	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2016

Common Stock
International Petroleum, Ltd.	$0	$0	$0		$0		$0	$0	$0	$0	$0
The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at January 31, 2016 was $0.
The Fund's Adviser has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that this early-stage exploration company has been suspended from trading since October 2013 due to significant doubt about its ability to sell its Russian-based assets and its failed merger with Range Resources, Ltd.
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 95.92%

	Australia – 0.03%
5,261,500	African Petroleum Corp., Ltd. *	$1,013,601

	Canada – 0.84%
5,000,000	Africa Energy Corp. (a) *	428,296
5,752,083	Africa Energy Corp. (a) (d) *	295,631
2,235,878	Africa Oil Corp. (b)*	3,096,298
574,622	Africa Oil Corp. (d) *	795,750
10,925,000	Africa Oil Corp. *	15,351,803
3,964,200	First Quantum Minerals, Ltd.(b)	8,574,150
		28,541,928

	Denmark – 3.51%
600,000	Genmab A/S *	75,139,021
800,000	Novo Nordisk A/S	44,674,960
		119,813,981

	Finland – 8.85%
20,350,000	Nokia Oyj *	147,148,309
20,250,000	Nokia Oyj	145,239,448
4,000,000	Outokumpu Oyj (b)*	9,802,772
		302,190,529

	France – 7.33%
1,200,000	Accor S.A.	46,101,018
999,875	Renault S.A.	84,718,302
3,000,000	Rexel S.A.	35,573,034
1,000,000	Sanofi	83,968,617
		250,360,971

	Germany – 7.65%
250,000	Continental AG	52,208,223
550,000	Fresenius SE & Co., KGaA	36,393,324
1,200,000	KION Group AG *	59,209,653
1,225,000	ProSiebenSat.1 Media SE	60,980,774
3,100,000	TUI AG	52,635,849
		261,427,823

	Greece – 0.72%
30,000,000	Eurobank Ergasias S.A. *	24,528,531

	Ireland – 0.79%
80,000,000	Bank of Ireland *	26,512,607
2,300,000	Providence Resources plc *	368,991
		26,881,598

		Value
Shares		(note 2)

	Israel – 3.96%
2,200,000	Teva Pharmaceutical
	Industries, Ltd., ADR	$135,256,000

	Italy – 4.05%
12,000,000	Intesa Sanpaolo SpA	34,202,142
12,750,000	Poste Italiane SpA (c) *	94,886,958
2,400,000	Salini Impregilo SpA	9,330,396
		138,419,496

	Netherlands – 5.75%
1,000,000	ASML Holding N.V. (b)	91,890,629
2,250,000	Koninklijke Ahold N.V.	51,071,106
1,450,000	Nostrum Oil & Gas plc (b)	5,725,040
1,300,000	Sensata Technologies
	Holding N.V. *	47,710,000
		196,396,775

	Nigeria – 0.05%
8,000,000	Lekoil, Ltd. *	1,798,189

	Panama – 1.20%
850,000	Carnival Corp.	40,910,500

	Russia – 0.12%
1,500,000	TCS Group Holding plc,
	GDR (a)(c) *	4,050,000

	Spain – 2.39%
2,453,602	Atresmedia Corp de Medios
	de Comunicacion S.A. (b)	23,233,792
14,000,000	NH Hotel Group S.A. *	58,463,977
		81,697,769

	Sweden – 1.58%
3,750,000	Lundin Petroleum AB (b)*	53,909,054

	Switzerland – 8.30%
786,627	Dufry AG (b)*	85,147,627
700,000	LafargeHolcim, Ltd. *	29,904,084
4,000,000	OC Oerlikon Corp. AG *	35,814,286
510,000	Roche Holding AG	132,682,010
		283,548,007

	United Kingdom – 38.80%
10,989,691	AA, Ltd.	46,420,986
7,650,000	Aberdeen Asset
	Management plc	26,935,804
5,000,000	ARM Holdings plc	71,781,124
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
8,100,000	Ashmore Group plc (b)	$25,344,926
2,000,000	AstraZeneca plc	127,946,860
7,000,000	Aviva plc	48,342,883
33,000,000	Barclays plc	88,135,642
11,000,000	BG Group plc	166,750,539
5,000,000	BHP Billiton plc	48,687,119
4,000,000	Burberry Group plc	68,232,578
3,000,000	Genel Energy plc (b)*	4,524,823
2,800,000	IMI plc (b)	32,307,870
12,250,000	Indivior plc	26,456,358
4,750,000	Informa plc	43,246,453
4,100,000	Inmarsat plc	64,579,066
3,500,000	Just Eat plc *	18,736,234
12,000,000	Kingfisher plc	56,161,167
1,750,000	Liberty Global plc, Class A *	60,217,500
161,992	LivaNova plc (b)*	9,068,312
45,000,000	Lloyds Banking Group plc	42,210,824
7,500,000	Merlin Entertainments plc (c)	44,407,131
4,350,000	Mytrah Energy, Ltd. (a) *	2,742,468
1,350,000	Phoenix Group Holdings	16,700,219
1,536,645	Royal Dutch Shell plc, B Shares	33,303,273
5,650,000	Royal Mail plc	37,163,440
17,200,000	Saga plc	48,161,294
9,276,000	Savannah Petroleum plc (a) (d) *	3,122,603
5,600,000	William Hill plc	31,146,683
7,267,502	Worldpay Group plc (c) *	32,542,007
		1,325,376,186

	Total common stocks
	(Cost $3,629,632,870)	3,276,120,938

Preferred stock – 1.44%

	Italy – 1.44%
18,600,000	Intesa Sanpaolo SpA	49,247,721

	Total preferred stock
	(Cost $52,704,948)	49,247,721

Warrants – —%

	Norway – —%
2,388,950	African Petroleum Corp.,
	Ltd. (expires 3/16/17) (a)(d) *	—

	Total Warrants
	(Cost $—)	—

	Total long-term investments
	(Cost $3,682,337,818)	3,325,368,659

		Value
Shares		(note 2)

Short-term investment – 3.04%
103,874,842	Fidelity Institutional Treasury
	Portfolio (e)	$103,874,842

	Total short-term investment
	(Cost $103,874,842)	103,874,842

Other securities – 1.62%
55,198,044	State Street Navigator
	Securities Lending
	Prime Portfolio (f)	55,198,044

	Total other securities
	(Cost $55,198,044)	55,198,044

Total investments – 102.02%
	(Cost $3,841,410,704)	3,484,441,545

Financial Derivative Instruments(g)
(Cost or Premiums, net $0) – (0.30)%		(10,198,008)

Net other assets and liabilities – (1.72)%		(58,671,586)

Total net assets – 100.00%		$3,415,571,951

*	Non-income producing security
(a)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(b)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $175,886,096, which represented 5.2% of net assets.

(d)	Fair valued at January 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(e)	This short-term investment has been segregated for delayed delivery purchases at January 31, 2016.
(f)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(g)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016 (continued)
(g) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Euro (Short)	Citibank, N.A.	2/12/16	448,265		$485,720,630	$—	$(5,720,630)
Euro (Long)	State Street Bank
	and Trust Company	2/12/16	448,265		485,720,630	—	(4,477,378)
Total						$—	$(10,198,008)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $420.8 million or 12.3% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)

Amounts subject to a master netting or similar agreement:
Citibank, N.A.	$—	$—	$(5,720,630)	$(5,720,630)	$(5,720,630)	$—	$(5,720,630)
	$—	$—	$(5,720,630)	$(5,720,630)	$(5,720,630)	—	$(5,720,630)

Amounts NOT subject to a master netting or similar agreement:
State Street Bank
and Trust Company(2)	$—	$—	$(4,477,378)	$(4,477,378)
	$—	$—	$(4,477,378)	$(4,477,378)
Total Over-
the-Counter	$—	$—	$(10,198,008)	$(10,198,008)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide a legally enforceable right of offset.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(10,198,008)
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

British Pound	38%
Euro	37
US Dollar	12
Swiss Franc	7
Danish Krone	4
Swedish Krona	2
Canadian Dollar	0 *
Norwegian Krone	0 *
100%
* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	16.13%
Communications Equipment	8.56
Diversified Banks	7.75
Integrated Oil & Gas	5.86
Hotels, Resorts & Cruise Lines	5.80
Life & Health Insurance	3.27
Multi-line Insurance	2.83
Semiconductor Equipment	2.69
Oil & Gas Exploration & Production	2.64
Specialty Stores	2.49
Automobile Manufacturers	2.48
Biotechnology	2.20
Semiconductors	2.10
Industrial Machinery	2.00
Apparel, Accessories & Luxury Goods	2.00
Alternative Carriers	1.89
Broadcasting	1.79
Cable & Satellite	1.76
Material Handling Machinery Manufacturing	1.73
Diversified Metals & Mining	1.68
Home Improvement Retail	1.64
Asset Management & Custody Banks	1.53
Tires & Rubber	1.53
Food Retail	1.50
Electrical Components & Equipment	1.39
Diversified Support Services	1.36
Leisure Facilities	1.30
Publishing	1.27
Air Freight & Logistics	1.09
Health Care Services	1.07
Trading Companies & Distributors	1.04
Data Processing & Outsourced Services	0.95
Casinos & Gaming	0.91
Construction Materials	0.87
Broadcasting	0.68
Internet Software & Services	0.55
Steel	0.29
Construction & Engineering	0.27
Health Care Equipment	0.27
Regional Banks	0.12
Independent Power Producers & Energy Traders	0.08
Long Term Investments	97.36
Short Term	3.04
Other securities	1.62
Total Investments	102.02
Financial Derivative Instruments	(0.30)
Net Other Assets and Liabilities	(1.72)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total

Assets

Common Stocks
Australia	$—	$1,013,601		$—	$1,013,601
Canada	12,098,744	16,443,184		—	28,541,928
Denmark	—	119,813,981		—	119,813,981
Finland	—	302,190,529		—	302,190,529
France	—	250,360,971		—	250,360,971
Germany	—	261,427,823		—	261,427,823
Greece	—	24,528,531		—	24,528,531
Ireland	—	26,881,598		—	26,881,598
Israel	135,256,000	—		—	135,256,000
Italy	—	138,419,496		—	138,419,496
Netherlands	47,710,000	148,686,775		—	196,396,775
Nigeria	—	1,798,189		—	1,798,189
Panama	40,910,500	—		—	40,910,500
Russia	4,050,000	—		—	4,050,000
Spain	—	81,697,769		—	81,697,769
Sweden	—	53,909,054		—	53,909,054
Switzerland	—	283,548,007		—	283,548,007
United Kingdom	102,589,085	1,222,787,101		—	1,325,376,186
Total common stocks	342,614,329	2,933,506,609		—	3,276,120,938

Preferred stock
Italy	—	49,247,721		—	49,247,721
Total preferred stock	—	49,247,721		—	49,247,721

Warrants
Norway	—	—	*	—	—
Total Warrants	—	—		—	—

Short-term investment	103,874,842	—		—	103,874,842
Other Securities	55,198,044	—		—	55,198,044
Total investments	$501,687,215	$2,982,754,330		$—	$3,484,441,545
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
January 31, 2016 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Financial Derivative Instruments – Liabilities
Over-the-counter	—	$(10,198,008)	—	$(10,198,008)
Total Financial Derivative Instruments – Liabilities	—	$(10,198,008)	—	$(10,198,008)
* Fund held a Level 2 security that was fair valued at $0 at January 31, 2016.
On July 31, 2015, substantially all of the common and preferred stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common and preferred stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $2,324,987,977 on January 31, 2016 were transferred from Level 1 to Level 2.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(10,198,008)	$—	$—	$—	$—	$(10,198,008)
Total	$(10,198,008)	$—	$—	$—	$—	$(10,198,008)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$10,977,854	$—	$—	$—	$—	$10,977,854
Total	$10,977,854	$—	$—	$—	$—	$10,977,854

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$(10,198,008)	$—	$—	$—	$—	$(10,198,008)
Total	$(10,198,008)	$—	$—	$—	$—	$(10,198,008)
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 86.55%

	Australia – 8.14%
5,440,275	Amcor, Ltd.	$51,602,506
2,667,333	Australia & New Zealand
	Banking Group, Ltd.	46,199,006
43,325,636	DUET Group	71,163,699
2,591,610	Premier Investments, Ltd.	24,299,348
3,767,719	Sonic Healthcare, Ltd.	49,344,493
4,216,230	Suncorp Group, Ltd.	34,982,250
		277,591,302

	Canada – 2.88%
741,931	Bank of Montreal	39,837,283
840,996	BCE, Inc.	33,876,368
833,849	Crescent Point Energy Corp.	9,243,826
951,931	Inter Pipeline, Ltd.	15,424,965
		98,382,442

	France – 2.47%
1,020,490	Lagardere SCA	29,202,806
3,070,596	Orange S.A.	55,000,593
		84,203,399

	Germany – 4.03%
1,961,458	Deutsche Telekom AG	34,049,862
738,267	Siemens AG	70,673,344
1,928,271	TUI AG	32,740,704
		137,463,910

	Israel – 1.08%
17,072,461	Bezeq The Israeli
	Telecommunication Corp, Ltd.	36,999,378

	Japan – 1.46%
7,849,000	Daiwa Securities Group, Inc.	49,619,268

	Korea – 4.20%
1,183,341	KB Financial Group, Inc.	30,398,468
829,044	Korea Electric Power Corp. *	36,515,505
386,794	KT&G Corp.	33,446,153
2,171,988	SK Telecom Co., Ltd., ADR	42,809,883
		143,170,009

	Luxembourg – 1.02%
429,082	RTL Group S.A.	34,723,393

	New Zealand – 2.78%
7,133,282	Fletcher Building, Ltd.	31,951,101

		Value
Shares		(note 2)

	New Zealand (continued)
28,494,993	Spark New Zealand, Ltd.	$62,899,782
		94,850,883

	Norway – 1.27%
2,669,510	Telenor ASA	43,438,192

	Singapore – 1.40%
19,237,900	Singapore
	Telecommunications, Ltd.	47,835,256

	Spain – 0.70%
1,211,559	Gas Natural SDG S.A.	23,856,080

	Switzerland – 7.62%
687,816	Nestle S.A.	50,662,071
1,420,127	Novartis AG	110,154,529
380,870	Roche Holding AG	99,087,445
		259,904,045

	United Kingdom – 34.95%
7,536,154	Ashmore Group plc	23,580,650
883,262	AstraZeneca plc	56,505,300
10,156,505	BAE Systems plc	74,961,353
12,318,365	Barclays plc	32,899,606
652,007	Berkeley Group Holdings plc	32,965,594
13,187,849	BP plc	71,455,166
1,581,506	British American Tobacco plc	87,924,285
12,091,981	Centrica plc	35,504,356
2,047,422	Compass Group plc	35,293,903
10,645,272	Connect Group plc (a)	22,166,294
6,076,260	DS Smith plc	31,827,005
1,490,769	Galliford Try plc	31,686,348
3,504,254	GlaxoSmithKline plc	72,189,623
13,466,800	HSBC Holdings plc	95,301,396
674,623	Imperial Tobacco Group plc	36,551,077
5,226,589	Investec plc	33,380,964
631,796	Johnson Matthey plc	22,385,293
1,938,867	Pearson plc	21,983,427
2,890,925	Phoenix Group Holdings	35,762,281
1,583,753	Prudential plc	31,130,704
909,775	Rio Tinto plc	22,376,385
3,535,116	Royal Dutch Shell plc, A Shares	77,599,998
5,258,045	Royal Mail plc	34,585,317
4,317,512	Sky plc	66,914,983
2,851,137	Standard Life plc	14,882,334
4,613,316	Tullett Prebon plc	22,112,744
21,422,580	Vodafone Group plc	68,528,331
		1,192,454,717

See notes to financial statements

Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

	United States – 12.55%
2,988,513	Ares Capital Corp.	$41,540,331
2,013,538	Cisco Systems, Inc.	47,902,069
510,144	Johnson & Johnson	53,279,439
183,082	Lockheed Martin Corp.	38,630,302
778,679	Microsoft Corp.	42,897,426
1,100,312	Pfizer, Inc.	33,548,513
512,526	Philip Morris International, Inc.	46,132,465
1,006,054	Six Flags Entertainment Corp.	50,574,335
1,472,780	Verizon Communications, Inc.	73,594,817
		428,099,697

	Total common stocks
	(Cost $3,164,082,046)	2,952,591,971

Partnerships – 0.60%

	United States – 0.60%
3,985,329	Och-Ziff Capital Management
	Group LLC, Class A	20,564,298

	Total partnerships
	(Cost $49,963,875)	20,564,298

REITs – 7.67%

	Australia – 1.58%
17,366,752	Scentre Group	53,867,441

	France – 1.28%
613,177	ICADE	43,581,963

	Netherlands – 1.38%
1,074,796	Eurocommercial Properties N.V.	47,113,713

	Singapore – 1.07%
22,414,783	Ascendas Real Estate
	Investment Trust	36,455,145

	United States – 2.36%
1,721,864	Iron Mountain, Inc.	47,420,134
423,242	The Macerich Co.	33,000,179
		80,420,313

	Total REITs
	(Cost $277,963,103)	261,438,575

		Value
Shares		(note 2)

Investment companies – 0.51%

	Thailand – 0.51%
49,043,900	Digital Telecommunications
	Infrastructure Fund	$17,432,515

	Total investment companies
	(Cost $17,809,014)	17,432,515

	Total long-term investments
	(Cost $3,509,818,038)	3,252,027,359

Short-term investment – 3.47%
118,441,365	Fidelity Institutional Treasury
	Portfolio	118,441,365

	Total short-term investment
	(Cost $118,441,365)	118,441,365

Total investments – 98.80%
	(Cost $3,628,259,403)	3,370,468,724

Financial Derivative Instruments(b)
(Cost or Premiums, net — $0) – 0.47%		15,936,658

Net other assets and liabilities – 0.73%		25,121,062

Total net assets – 100.00%		$3,411,526,444

*	Non-income producing security
(a)	This security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
January 31, 2016 (continued)
(b) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability

Australian Dollar (Short)	JP Morgan
	Chase Bank, N.A.	4/08/16	121,000		$85,371,550	$—	$(250,112)
Australian Dollar (Short)	Deutsche Bank AG	4/08/16	58,500		41,274,675	—	(98,748)
Australian Dollar (Short)	Citibank, N.A.	4/08/16	60,500		42,685,775	—	(122,573)
British Pound (Short)	UBS AG	4/08/16	52,167		74,342,992	1,919,817	—
British Pound (Short)	JP Morgan
	Chase Bank, N.A.	4/08/16	320,000		456,031,542	11,535,528	—
British Pound (Short)	Citibank, N.A.	4/08/16	80,000		114,007,886	2,952,746	—
Total						$16,408,091	$(471,433)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $661.2 million or 19.4% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value of	Collateral
	Currency	Over-the-	Currency	Over-the-	OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)

Amounts subject to a master netting or similar agreement:
Citibank, N.A.	$2,952,746	$2,952,746	$(122,573)	$(122,573)	$2,830,173	$—	$2,830,173
Deutsche Bank AG	—	—	(98,748)	(98,748)	(98,748)	—	(98,748)
JP Morgan Chase
Bank, N.A.	11,535,528	11,535,528	(250,112)	(250,112)	11,285,416	—	11,285,416
UBS AG	1,919,817	1,919,817	—	—	1,919,817	—	1,919,817
	$16,408,091	$16,408,091	$(471,433)	$(471,433)	$15,936,658	$—	$15,936,658

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$16,408,091	$(471,433)
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
British Pound	31%
US Dollar	20
Euro	12
Australian Dollar	12
Swiss Franc	8
South Korean Won	3
Canadian Dollar	3
Hong Kong Dollar	3
Singapore Dollar	3
Japanese Yen	1
Norweigan Krone	1
New Israeli Sheqel	1
New Zealand Dollar	1
Thailand Bhat	1
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	12.45%
Integrated Telecommunication Services	11.87
Diversified Banks	7.17
Tobacco	5.98
Integrated Oil & Gas	4.37
Retail REITs	3.93
Aerospace & Defense	3.33
Wireless Telecommunication Services	3.26
Multi-Utilities	3.13
Asset Management & Custody Banks	2.51
Paper Packaging	2.45
Life & Health Insurance	2.40
Investment Banking & Brokerage	2.10
Industrial Conglomerates	2.07
Cable & Satellite	1.96
Publishing	1.50
Packaged Foods & Meats	1.48
Leisure Facilities	1.48
Health Care Services	1.45
Communications Equipment	1.40
Specialized REITs	1.39
Diversified REITs	1.28
Systems Software	1.26
Electric Utilities	1.07
Industrial REIT's	1.07
Restaurants	1.03
Property & Casualty Insurance	1.03
Broadcasting	1.02
Air Freight & Logistics	1.01
Diversified Capital Markets	0.98
Homebuilding	0.97
Hotels, Resorts & Cruise Lines	0.96
Construction Materials	0.94
Construction & Engineering	0.93
Apparel Retail	0.71
Gas Utilities	0.70
Specialty Chemicals	0.66
Diversified Metals & Mining	0.66
Distributors	0.65
Oil & Gas Storage & Transportation	0.45
Oil & Gas Exploration & Production	0.27
Long Term Investments	95.33
Short Term Investment	3.47
Total Investments	98.80
Financial Derivative Instruments	0.47
Net Other Assets and Liabilities	0.73
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Common Stocks
Australia	$—	$277,591,302	$—	$277,591,302
Canada	98,382,442	—	—	98,382,442
France	—	84,203,399	—	84,203,399
Germany	—	137,463,910	—	137,463,910
Israel	—	36,999,378	—	36,999,378
Japan	—	49,619,268	—	49,619,268
Korea	42,809,883	100,360,126	—	143,170,009
Luxembourg	—	34,723,393	—	34,723,393
New Zealand	—	94,850,883	—	94,850,883
Norway	—	43,438,192	—	43,438,192
Singapore	—	47,835,256	—	47,835,256
Spain	—	23,856,080	—	23,856,080
Switzerland	—	259,904,045	—	259,904,045
United Kingdom	—	1,192,454,717	—	1,192,454,717
United States	428,099,697	—	—	428,099,697
Total Common Stocks	569,292,022	2,383,299,949	—	2,952,591,971

Partnerships
United States	20,564,298	—	—	20,564,298
Total partnerships	20,564,298	—	—	20,564,298

REITs
Australia	—	53,867,441	—	53,867,441
France	—	43,581,963	—	43,581,963
Netherlands	—	47,113,713	—	47,113,713
Singapore	—	36,455,145	—	36,455,145
United States	80,420,313	—	—	80,420,313
Total REITs	80,420,313	181,018,262	—	261,438,575

Investment companies
Thailand	—	17,432,515	—	17,432,515
Total investment companies	—	17,432,515	—	17,432,515
Short-Term Investment	118,441,365	—	—	118,441,365
Total Investments	$788,717,998	$2,581,750,726	$—	$3,370,468,724

Financial Derivative Instruments – Assets
Over-the-counter	—	$16,408,091	—	$16,408,091
Total Financial Derivative Instruments – Assets	—	$16,408,091	—	$16,408,091

Liabilities
Financial Derivative Instruments – Liabilities
Over-the-counter	—	$(471,433)	—	$(471,433)
Total Financial Derivative Instruments – Liabilities	—	$(471,433)	—	$(471,433)
On July 31, 2015, all of the common stocks, partnerships, REITs and investment companies held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's investments trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $1,521,848,092 on January 31, 2016 were transferred from Level 1 to Level 2.
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
January 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$16,408,091	$—	$—	$—	$—	$16,408,091
Total	$16,408,091	$—	$—	$—	$—	$16,408,091

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(471,433)	$—	$—	$—	$—	$(471,433)
Total	$(471,433)	$—	$—	$—	$—	$(471,433)

Net	$15,936,658	$—	$—	$—	$—	$15,936,658
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$45,095,511	$—	$—	$—	$—	$45,095,511
Total	$45,095,511	$—	$—	$—	$—	$45,095,511

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$11,726,215	$—	$—	$—	$—	$11,726,215
Total	$11,726,215	$—	$—	$—	$—	$11,726,215
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 93.02%

	China – 6.64%
19,965	NetEase.com, Inc., ADR	$3,117,335
388,300	Tencent Holdings, Ltd.	7,335,793
211,208	Vipshop Holdings, Ltd. ADR *	2,711,911
47,055	YY, Inc., ADR *	2,734,366
		15,899,405

	Finland – 1.38%
459,535	Nokia Oyj	3,295,931

	France – 0.64%
86,189	Orange S.A.	1,543,819

	Germany – 1.85%
206,983	Deutsche Telekom AG	3,593,114
46,641	Siltronic AG *	849,683
		4,442,797

	Ireland – 0.36%
7,470	Willis Towers Watson plc	855,091

	Israel – 1.40%
42,457	Check Point Software
	Technologies, Ltd. (a) *	3,346,036

	Japan – 0.24%
29,100	Alps Electric Co., Ltd.	574,710

	Korea – 4.70%
7,528	Samsung Electronics Co., Ltd.	7,266,863
108,582	SK Hynix, Inc.	2,511,140
167,441	Wonik IPS Co., Ltd. *	1,482,813
		11,260,816

	Netherlands – 3.09%
52,588	ASM International N.V.	2,103,075
70,924	NXP Semiconductor N.V. *	5,303,697
		7,406,772

	Singapore – 2.81%
50,335	Avago Technologies, Ltd.	6,730,293

		Value
Shares		(note 2)

	United Kingdom – 3.11%
215,800	BT Group plc	$1,501,035
498,151	Just Eat plc *	2,666,707
57,669	Rightmove plc	3,286,642
		7,454,384

	United States – 66.80%
126,846	Activision Blizzard, Inc.	4,416,778
51,616	Adobe Systems, Inc. *	4,600,534
7,255	Alliance Data Systems Corp.*	1,449,476
15,160	Alphabet, Inc. Class A *	11,542,066
20,118	Alphabet, Inc. Class C *	14,946,668
6,591	Amazon.com, Inc. *	3,868,917
148,887	Apple, Inc.	14,492,661
182,807	Applied Materials, Inc.	3,226,544
49,388	Broadcom Corp., Class A	2,700,042
97,828	CDW Corp.	3,761,487
327,819	Cisco Systems, Inc.	7,798,814
84,468	Cognizant Technology
	Solutions Corp., Class A *	5,347,669
52,421	EPAM Systems, Inc. *	3,926,333
18,858	F5 Networks, Inc. *	1,768,503
146,984	Facebook, Inc., Class A *	16,493,075
61,982	Fidelity National Information
	Services, Inc.	3,702,185
18,662	FleetCor Technologies, Inc. *	2,292,440
136,240	Juniper Networks, Inc.	3,215,264
48,799	Lam Research Corp.	3,503,280
13,532	LinkedIn Corp., Class A *	2,678,118
74,093	MasterCard, Inc., Class A	6,596,500
157,272	Mentor Graphics Corp.	2,733,387
185,619	Micron Technology, Inc. *	2,047,378
21,340	Palo Alto Networks, Inc. *	3,190,117
77,816	PayPal Holdings, Inc. *	2,812,270
43,218	Red Hat, Inc. *	3,027,421
13,698	SanDisk Corp.	968,449
29,507	ServiceNow, Inc. *	1,835,630
2,949	The Priceline Group, Inc. *	3,140,596
26,042	Universal Display Corp. *	1,278,662
129,907	Visa, Inc., A Shares	9,676,772
190,404	Web.com Group, Inc. *	3,585,307
48,715	Western Digital Corp.	2,337,346
14,813	WEX, Inc. *	1,075,572
		160,036,261

	Total common stocks
	(Cost $171,337,345)	222,846,315
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

Preferred stock – 0.70%

	Korea – 0.70%
1,990	Samsung Electronics Co., Ltd.	$1,664,680

	Total preferred stock
	(Cost $2,058,613)	1,664,680

	Total long-term investments
	(Cost $173,395,958)	224,510,995

Short-term investment – 5.04%
12,080,015	Fidelity Institutional
	Treasury Portfolio	12,080,015

	Total short-term investment
	(Cost $12,080,015)	12,080,015

Other securities – 1.15%
2,766,576	State Street Navigator
	Securities Lending
	Prime Portfolio (b)	2,766,576

	Total other securities
	(Cost $2,766,576)	2,766,576

Total investments – 99.91%
	(Cost $188,242,549)	239,357,586
Net other assets and liabilities – 0.09%		212,828

Total net assets – 100.00%		$239,570,414

(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for more information.
(b)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
*	Non-income producing security
ADR	American Depositary Receipts
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	84%
South Korean Won	5
Euro	5
British Pound	3
Hong Kong Dollar	3
Japanese Yen	0 *
100%
* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets

Internet	33.61%
Semiconductors	16.44
Computers	12.44
Telecommunications	10.08
Software	10.04
Diversified Financial Services	7.40
Commercial Services	2.58
Electrical Components & Equipment	0.53
Insurance	0.36
Electronic	0.24
Long Term Investments	93.72
Short Term Investment	5.04
Other securities	1.15
Total Investments	99.91
Net Other Assets and Liabilities	0.09
Total Net Assets	100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
January 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets

Common stocks
China	$8,563,612	$7,335,793	$—	$15,899,405
Finland	—	3,295,931	—	3,295,931
France	—	1,543,819	—	1,543,819
Germany	—	4,442,797	—	4,442,797
Ireland	855,091	—	—	855,091
Israel	3,346,036	—	—	3,346,036
Japan	—	574,710	—	574,710
Korea	—	11,260,816	—	11,260,816
Netherlands	5,303,697	2,103,075	—	7,406,772
Singapore	6,730,293	—	—	6,730,293
United Kingdom	—	7,454,384	—	7,454,384
United States	160,036,261	—	—	160,036,261
Total common stocks	184,834,990	38,011,325	—	222,846,315

Preferred stock
Korea	—	1,664,680	—	1,664,680
Total preferred stock	—	—	—	1,664,680

Short-term investment	12,080,015	—	—	12,080,015
Other securities	2,766,576	—	—	2,766,576
Total investments	$199,681,581	$39,676,005	$—	$239,357,586
On July 31, 2015, substantially all of the common and preferred stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common and preferred stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common and preferred stocks valued at $34,418,212 on January 31, 2016 were transferred from Level 1 to Level 2.
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016

Face					Value
amount			Coupon	Maturity	(note 2)

Bank Loans(a)(b) – 7.28%

		United States – 7.28%
USD	500,000	First Data Corp., Term Loan B (c)	4.374%	7/10/22	$491,500
USD	472,973	Koppers, Inc., Term Loan A	3.874%	8/15/19	444,595
USD	498,750	MacDermid, Inc., Term Loan B	5.500%	6/7/20	465,084
USD	249,375	Party City Holdings, Inc., Term Loan B	4.250%	8/19/22	242,361
USD	320,000	XPO Logistics, Inc., Term Loan B	5.500%	10/30/21	315,734
					1,959,274

		Total bank loans
		(Cost $1,996,335)			1,959,274

Corporate bonds – 84.85%

		Canada – 1.78%
USD	250,000	Garda World Security Corp. (d)	7.250%	11/15/21	196,250
USD	275,000	Masonite International Corp. (d)	5.625%	3/15/23	283,250
					479,500

		Luxembourg – 0.38%
USD	125,000	ArcelorMittal	7.250%	2/25/22	102,188

		Netherlands – 1.05%
USD	275,000	Playa Resorts Holding B.V. (d)	8.000%	8/15/20	281,188

		Puerto Rico – 1.61%
USD	463,000	Popular, Inc.	7.000%	7/1/19	432,905

		Sweden – 1.12%
USD	325,000	Perstorp Holding AB (d)	11.000%	8/15/17	302,250

		United Kingdom – 2.40%
USD	335,000	Sensata Technologies UK Financing Co. plc (d)	6.250%	2/15/26	342,537
USD	315,000	International Game Technology plc (d)	6.250%	2/15/22	304,762
					647,299

		United States – 76.51%
USD	265,000	Alere, Inc. (d)(e)	6.375%	7/1/23	251,088
USD	325,000	Antero Resources Corp.	5.375%	11/1/21	277,062
USD	535,000	Argos Merger Sub, Inc. (d)	7.125%	3/15/23	540,350
USD	250,000	Berry Plastics Corp. (d)	6.000%	10/15/22	256,250
USD	250,000	Blue Racer Midstream LLC (d)	6.125%	11/15/22	188,125
USD	250,000	BlueLine Rental Finance Corp. (d)	7.000%	2/1/19	197,500
USD	250,000	Building Materials Corp. of America (d)	6.000%	10/15/25	256,250
USD	450,000	Cable One, Inc. (d)	5.750%	6/15/22	455,625
USD	275,000	Calpine Corp. (e)	5.750%	1/15/25	248,188
USD	500,000	CCO Holdings LLC (d)	5.875%	5/1/27	493,750
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	355,000	Centene Escrow Corp.(c)	6.125%	2/15/24	$365,650
USD	275,000	Century Intermediate Holding Co. 2 (d)	9.750%	2/15/19	281,531
USD	250,000	CenturyLink, Inc.	5.800%	3/15/22	232,188
USD	270,000	Cequel Communications Holdings I LLC (d)	7.750%	7/15/25	248,400
USD	510,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	464,100
USD	250,000	CommScope Technologies Finance LLC (d)	6.000%	6/15/25	243,750
USD	300,000	Dean Foods Co. (d)	6.500%	3/15/23	309,750
USD	500,000	Digicel Group, Ltd. (d)(e)(f)	8.250%	9/30/20	406,937
USD	250,000	DISH DBS Corp.	5.875%	11/15/24	223,438
USD	275,000	E*TRADE Financial Corp.	5.375%	11/15/22	290,125
USD	285,000	Eco Services Operations LLC (d)	8.500%	11/1/22	249,375
USD	285,000	ESH Hospitality, Inc. (d)	5.250%	5/1/25	275,914
USD	300,000	FelCor Lodging LP	6.000%	6/1/25	304,500
USD	268,000	First Data Corp. (d)	7.000%	12/1/23	270,680
USD	261,000	Frontier Communications Corp. (d)	11.000%	9/15/25	252,518
USD	250,000	GCI, Inc.	6.875%	4/15/25	246,250
USD	275,000	GCP Applied Technologies, Inc. (d)	9.500%	2/1/23	291,500
USD	500,000	Group 1 Automotive, Inc. (d)	5.250%	12/15/23	472,500
USD	260,000	HCA, Inc.	5.875%	5/1/23	272,350
USD	250,000	Hot Topic, Inc. (d)	9.250%	6/15/21	225,000
USD	265,000	HUB International, Ltd. (d)	7.875%	10/1/21	233,200
USD	875,000	ILFC E-Capital Trust II (d)(f)	4.740%	12/21/65	791,875
USD	300,000	Infor Software Parent LLC/Infor Software Parent, Inc. (d)	7.125%	5/1/21	214,875
USD	250,000	j2 Global, Inc.	8.000%	8/1/20	263,750
USD	275,000	KLX, Inc. (d)	5.875%	12/1/22	258,473
USD	120,000	Lamar Media Corp. (d)	5.750%	2/1/26	123,900
USD	250,000	MGM Resorts International	6.000%	3/15/23	249,844
USD	275,000	Midas Intermediate Holdco II LLC (d)	7.875%	10/1/22	244,750
USD	280,000	Midcontinent Communications & Midcontinent Finance Corp. (d)	6.875%	8/15/23	284,200
USD	275,000	MPLX LP (d)	4.875%	12/1/24	214,994
USD	275,000	Nexstar Broadcasting, Inc. (d)	6.125%	2/15/22	261,937
USD	500,000	Orbital ATK, Inc. (d)	5.500%	10/1/23	510,000
USD	250,000	Parsley Energy LLC (d)	7.500%	2/15/22	241,250
USD	139,000	PBF Holding Co. LLC (d)	7.000%	11/15/23	127,359
USD	250,000	Pinnacle Operating Corp. (d)	9.000%	11/15/20	234,375
USD	525,000	Plastipak Holdings, Inc. (d)	6.500%	10/1/21	505,312
USD	260,000	Platform Specialty Products Corp. (d)	10.375%	5/1/21	243,100
USD	555,000	Post Holdings, Inc. (d)	6.000%	12/15/22	552,919
USD	250,000	PQ Corp. (d)	8.750%	11/1/18	233,438
USD	260,000	Qorvo, Inc. (d)	6.750%	12/1/23	257,400
USD	250,000	Rackspace Hosting, Inc. (d)	6.500%	1/15/24	228,750
USD	500,000	RCN Telecom Services LLC (d)	8.500%	8/15/20	504,375
USD	250,000	Reynolds Group Issuer, Inc.	8.250%	2/15/21	234,375
USD	270,000	RHP Hotel Properties LP	5.000%	4/15/23	270,337
USD	375,000	Rite Aid Corp.	6.750%	6/15/21	397,500
USD	250,000	Signode Industrial Group Lux S.A. (d)	6.375%	5/1/22	208,750
USD	275,000	Sprint Corp.	7.125%	6/15/24	187,000
USD	420,000	Steel Dynamics, Inc.	5.125%	10/1/21	393,750
USD	275,000	Sunoco LP (d)	6.375%	4/1/23	255,063
USD	200,000	T-Mobile USA, Inc.	6.375%	3/1/25	201,250
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States (continued)
USD	210,000	T-Mobile USA, Inc.	6.500%	1/15/26	$211,050
USD	385,000	Tenet Healthcare Corp.	8.125%	4/1/22	387,887
USD	250,000	TMS International Corp. (d)	7.625%	10/15/21	194,375
USD	375,000	TransDigm, Inc.	6.000%	7/15/22	369,375
USD	25,000	TreeHouse Foods, Inc. (d)	6.000%	2/15/24	25,781
USD	310,000	Tribune Media Co. (d)	5.875%	7/15/22	310,000
USD	400,000	Univision Communications, Inc. (d)	8.500%	5/15/21	398,500
USD	200,000	Vista Outdoor, Inc. (d)	5.875%	10/1/23	204,500
USD	265,000	West Corp. (d)	5.375%	7/15/22	224,256
USD	270,000	XPO Logistics, Inc. (d)	6.500%	6/15/22	242,662
					20,587,131

		Total corporate bonds
		(Cost $24,072,323)			22,832,461

		Total long-term investments
		(Cost $26,068,658)			$24,791,735

		Value
Shares		(note 2)

	Short-term investment - 8.96%
2,409,945	Fidelity Institutional Treasury
	Portfolio (e)	2,409,945

	Total short-term investment
	(Cost $2,409,945)	2,409,945

	Total investments - 101.09%
	(Cost $28,478,603)	27,201,680

	Financial Derivative Instruments (g)
	(Cost or Premiums, net $28,891) – 0.08%	22,482
	Net other assets and liabilities – (1.17)%	(316,355)

	Total net assets – 100.00%	$26,907,807

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $16,207,399, which represented 60.2% of net assets.

(e)	This investment was segregated for open swap contracts and delayed delivery purchases at January 31, 2016.
(f)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at January 31, 2016.

(g)	Information with respect to financial derivative instruments is disclosed in the following tables.
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)
(g) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
CREDIT DEFAULT SWAP CONTRACTS

Upfront
		Rates			Implied	Notional		premiums		Unrealized
	Reference	received/		Termination	credit	amount		paid/		appreciation/		Value
Counterparty	entity	(paid	)	date	spread	(000s	)	(received	)	(depreciation	)	Asset	Liability

Protection sold:
JP Morgan Chase
Bank, N.A.	Delta Airlines, Inc.	5.00%		12/20/20	2.98%	$250		$28,891		$(6,409)		$22,482	$—

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$28,891	$22,482	$—
During the period ended July 31, 2015, average notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $275,032 or 1.0% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Value(1)		Value(1)
		Total		Total	Net Value	Collateral
	Swap	Over-the-	Swap	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(2)
Amounts subject to a master netting or similar agreement:
JP Morgan Chase
Bank, N.A.	$22,482	$22,482	$—	$—	$22,482	$—	$22,482

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$28,891	$22,482	$—
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	100%

Industry concentration as	% of net
a percentage of net assets:	assets

Cable TV	8.21%
Aerospace/Defense-Equipment	4.23
Medical-Hospitals	4.18
Cellular Telecommunications	3.74
Chemicals - Specialty	3.50
Finance-Leasing Company	2.94
Containers-Paper/Plastic	2.83
Data Processing/Management	2.83
Oil & Gas Exploration & Production	2.62
Chemicals - Diversified	2.58
Broadcast Services/Programs	2.45
Electronic Components-Semiconductors	2.23
Hotels & Motels	2.18
Transport-Services	2.07
Food-Flour & Grain	2.05
Building & Construction Products - Miscellaneous	2.04
REITS-Hotels	2.03
Specified Purpose Acquisition	2.01
Steel-Producers	1.84
Telephone-Integrated	1.80
Retail - Automobile	1.76
Telecommunication Services	1.75
Commercial Banks-Southern US	1.61
Retail-Drug Store	1.48
Oil & Gas Refining & Marketing	1.42
Medical-HMO	1.36
Food-Dairy Products	1.15
Television	1.15
Gambling (Non-Hotel)	1.13
Chemicals - Other	1.12
Finance - Investment Banking & Brokerage	1.08
Building Products-Doors & Windows	1.05
Consumer Products - Miscellaneous	1.05
Computer Services	0.98
Casino Hotels	0.93
Diagnostic Kits	0.93
Independent Power Producer	0.92
Auto Repair Centers	0.91
Telecommunication Equipment	0.91
Specialty Stores	0.90
Agricultural Operations	0.87
Containers & Packaging	0.87
Insurance Brokers	0.87
Computer Software	0.85
Retail - Apparel/Shoe	0.84
Enterprise Software/Services	0.80
Pipelines	0.80
Steel-Specialty	0.78
Retail-Sporting Goods	0.76
Machinery-Construction & Mining	0.73
Security Services	0.73
Commercial Services	0.72
Advertising Sales	0.46
Food-Canned	0.10
Long-Term Investments	92.13
Short-Term Investment	8.96
Total Investments	101.09
Financial Derivative Instruments	0.08
Net other assets and liabilities	(1.17)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Bank Loans
United States	$—	$1,959,274	$—	$1,959,274
Total Bank Loans	—	1,959,274	—	1,959,274

Corporate Bonds
Canada	—	479,500	—	479,500
Luxembourg	—	102,188	—	102,188
Netherlands	—	281,188	—	281,188
Puerto Rico	—	432,905	—	432,905
Sweden	—	302,250	—	302,250
United Kingdom	—	647,299	—	647,299
United States	—	20,587,131	—	20,587,131
Total Corporate Bonds	—	22,832,461	—	22,832,461

Short-term investment	2,409,945	—	—	2,409,945
Total Investments	$2,409,945	$24,791,735	$—	$27,201,680

Financial Derivative Instruments - Assets
Over-the-counter	—	22,482	—	22,482
Total Financial Derivative Instruments - Assets	$—	$22,482	$—	$22,482
During the period ended January 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
January 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Swap Contracts	$—	$—	$—	$22,482	$—	$22,482
Total	$—	$—	$—	$22,482	$—	$22,482

Financial Derivative Instruments – Liabilities
Over-the-Counter
Swap Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$—	$—	$—	$22,482	$—	$22,482
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Swap Contracts	$—	$—	$—	$11,528	$—	$11,528
Total	$—	$—	$—	$11,528	$—	$11,528

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Swap Contracts	$—	$—	$—	$(6,838)	$—	$(6,838)
Total	$—	$—	$—	$(6,838)	$—	$(6,838)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 42.24%

	Australia – 1.04%
1,810	CSL, Ltd.	$134,765

	China – 2.13%
810	Baidu, Inc., ADR (a) *	132,248
7,600	Tencent Holdings, Ltd. (a)	143,580
		275,828

	Finland – 1.47%
26,500	Nokia Oyj (a)	190,066

	Hong Kong – 3.18%
25,400	AIA Group, Ltd. (a)	142,303
24,500	Cheung Kong Property
	Holdings, Ltd. (a)	132,628
11,000	CK Hutchison Holdings, Ltd.	136,991
		411,922

	India – 1.45%
1,592	HDFC Bank, Ltd., ADR	96,045
5,104	Infosys, Ltd., ADR	91,413
		187,458

	Israel – 2.85%
6,000	Teva Pharmaceutical
	Industries, Ltd., ADR	368,880

	Italy – 3.27%
57,000	Poste Italiane SpA (c) *	424,200

	Japan – 15.11%
1,600	East Japan Railway Co. (a)	147,362
1,000	Fanuc Corp. (a)	133,512
27,000	Hitachi, Ltd. (a)	133,262
18,200	Inpex Corp. (a)	161,062
1,700	Kose Corp.	158,337
7,000	NH Foods, Ltd. (a)	135,621
7,400	NTT DoCoMo, Inc. (a)	165,078
2,300	Secom Co., Ltd. (a)	160,435
3,500	Seven & I Holdings Co., Ltd. (a)	155,638
6,000	Sumitomo Realty &
	Development Co., Ltd. (a)	168,206
12,400	T&D Holdings, Inc. (a)	141,904
53,000	Taiheiyo Cement Corp. (a)	152,732
2,400	Toyota Motor Corp. (a)	144,943
		1,958,092

		Value
Shares		(note 2)

	Singapore – 0.96%
25,300	City Developments, Ltd.	$124,492

	Spain – 1.33%
23,000	Fomento de Construcciones
	y Contratas S.A. (a) *	172,721

	Switzerland – 7.98%
3,986	Dufry AG *	431,461
4,000	Gategroup Holding AG *	148,162
1,750	Roche Holding AG (a)	455,281
		1,034,904

	Taiwan – 1.09%
33,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	140,810

	United Kingdom – 0.38%
5,406	Clinigen Group plc *	49,343

	Total common stocks
	(Cost $5,495,241)	5,473,481

Warrants – —%

	Norway – —%
225,000	African Petroleum
	Corp., Ltd. (expires
	3/16/17) (d) (e) *	—

	Total Warrants
	(Cost $0)	—

	Total long-term investments
	(Cost $5,495,241)	5,473,481

Short-term investment – 72.15%
9,349,762	Fidelity Institutional
	Treasury Portfolio	9,349,762

	Total short-term investment
	(Cost $9,349,762)	9,349,762

Total investments – 114.39% (b)
	(Cost $14,845,003)	14,823,243

Securities sold short(f)
(Cost $(3,314,877)) – (25.49)%		(3,303,270)

See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)

Value
(note 2)

Financial Derivative Instruments(g)
(Cost or Premiums, net – $0) – 2.04%	$265,420
Net other assets and liabilities – 9.06%	1,173,491
Total net assets – 100.00%	$12,958,884

*	Non-income producing security
(a)	All or a portion of the security is pledged as collateral for securities sold sort.
(b)	All or a portion of these securities and short-term investments were segregated for open futures contracts, securities sold short and swap contracts.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $424,200, which represented 3.3% of net assets.

(d)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(e)	Fair valued at January 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(f)	The portfolio of securities sold short is disclosed below.
(g)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
Securities Sold Short – (25.49)%
		Value
Shares		(note 2)

	China – (1.32)%
(19,000)	Byd Co., Ltd. *	$(87,363)
(6,538)	Vipshop Holdings, Ltd. ADR*	(83,948)
		(171,311)

	Finland – (3.38)%
(14,000)	Neste Oyj	(437,535)

	Germany – (2.26)%
(20,000)	Deutsche Lufthansa AG *	(292,234)

	Hong Kong – (0.64)%
(45,000)	Hang Lung Properties, Ltd.	(83,233)

	Japan – (5.73)%
(2,200)	Daikin Industries, Ltd.	(148,613)
(1,400)	Daito Trust Construction Co., Ltd.	(178,198)
(40,000)	Mitsui Chemicals, Inc.	(174,437)
(1,600)	Nidec Corp.	(109,039)
(26,000)	Sumitomo Chemical Co., Ltd.	(131,714)
		(742,001)

		Value
Shares		(note 2)

	Netherlands – (2.32)%
(48,000)	CNH Industrial N.V.	$(300,635)

	Singapore – (1.41)%
(8,900)	DBS Group Holdings, Ltd.	(88,651)
(46,400)	Wilmar International, Ltd.	(94,076)
		(182,727)

	Sweden – (5.57)%
(11,000)	ICA Gruppen AB	(389,170)
(31,000)	Meda AB	(333,271)
		(722,441)

	Switzerland – (2.86)%
(2,800)	Kuehne & Nagel
	International AG	(371,153)

	Total Securities Sold Short
	(Cost $(3,314,877))	$(3,303,270)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
(g) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability

ASX SPI 200 Index (Short)	(1)	3/17/16	$87,849	$—	$(2,904)
Hang Seng Index (Short)	(3)	2/26/16	380,222	—	(8,500)
MSCI Taiwan Index (Short)	(3)	2/25/16	88,650	—	(3,010)
SGX Nifty 50 Index (Short)	(8)	2/25/16	120,816	—	(1,507)
TOPIX Index (Short)	(5)	3/10/16	594,309	—	(9,700)
Total				$—	$(25,621)
During the period ended January 31, 2016, average monthly notional value related to futures contracts was approximately $929,636 or 7.2% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2016.

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$—	$—	$(25,621)	$(25,621)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability

Australian Dollar (Short)	BNP Paribas Securities Services	2/24/2016	207		$146,442	$—	$(3,932)
British Pound (Short)	BNP Paribas Securities Services	2/24/2016	158		225,904	841	—
Euro (Long)	BNP Paribas Securities Services	2/24/2016	211		228,153	1,183	—
Hong Kong Dollar (Short)	BNP Paribas Securities Services	2/24/2016	3,292		423,016	—	(1,161)
Japanese Yen (Short)	BNP Paribas Securities Services	2/24/2016	143,613		1,186,710	34,108	—
Singapore Dollar (Long)	BNP Paribas Securities Services	2/24/2016	77		54,408	573	—
Swedish Krona (Long)	BNP Paribas Securities Services	2/24/2016	5,952		693,895	—	(1,990)
Swiss Franc (Short)	BNP Paribas Securities Services	2/24/2016	648		633,763	14,255	—
South Korean Won (Long)	Citibank, N.A.	3/23/2016	65,713		54,302	364	—
New Taiwan Dollar (Short)	JP Morgan Chase Bank, N.A.	3/23/2016	3,776		112,664	681	—
South Korean Won (Short)	JP Morgan Chase Bank, N.A.	3/23/2016	65,713		54,302	1,180	—
Total						$53,185	$(7,083)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $13.0 million or 100.32% of ending net assets.
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
EQUITY SWAPS

							Unrealized
							appreciation/
	Pay/	Underlying	# of	Financing	Termination	Notional	(depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability

Credit Suisse Securities (Europe) Limited	Receives	Astrazeneca plc	5,500	1-month USD LIBOR plus a specified amount	6/13/2016	351,683	$19,061	$—
Credit Suisse Securities (Europe) Limited	Receives	Balfour Beatty plc	30,000	1-month USD LIBOR plus a specified amount	6/13/2016	107,167	4,699	—
Credit Suisse Securities (Europe) Limited	Receives	Barclays plc	100,000	1-month USD LIBOR plus a specified amount	6/13/2016	265,031	10,000	—
Credit Suisse Securities (Europe) Limited	Receives	BG Group plc	35,000	1-month USD LIBOR plus a specified amount	6/13/2016	525,895	11,654	—
Credit Suisse Securities (Europe) Limited	Receives	Clinigen Group plc	7,594	1-month USD LIBOR plus a specified amount	6/13/2016	68,820	3,908	—
Credit Suisse Securities (Europe) Limited	Receives	E2V Technologies plc	40,000	1-month USD LIBOR plus a specified amount	6/13/2016	120,831	—	(11,033)
Credit Suisse Securities (Europe) Limited	Receives	Grainger plc	33,000	1-month USD LIBOR plus a specified amount	6/13/2016	108,432	—	(667)
Credit Suisse Securities (Europe) Limited	Receives	Inmarsat plc	20,000	1-month USD LIBOR plus a specified amount	6/13/2016	313,478	36,631	—
Credit Suisse Securities (Europe) Limited	Receives	Interserve plc	19,000	1-month USD LIBOR plus a specified amount	6/13/2016	126,269	—	(15,270)
Credit Suisse Securities (Europe) Limited	Receives	Kingfisher plc	33,000	1-month USD LIBOR plus a specified amount	6/13/2016	153,338	—	(12,461)
Credit Suisse Securities (Europe) Limited	Receives	Laird plc	20,000	1-month USD LIBOR plus a specified amount	6/13/2016	101,168	9,502	—
Credit Suisse Securities (Europe) Limited	Receives	NMC Health plc	11,000	1-month USD LIBOR plus a specified amount	6/13/2016	151,880	27,088	—
Credit Suisse Securities (Europe) Limited	Receives	Nokia Oyj	38,500	1-month USD LIBOR plus a specified amount	7/10/2017	275,267	—	(2,336)
Credit Suisse Securities (Europe) Limited	Receives	Optimal Payments plc	14,000	1-month USD LIBOR plus a specified amount	6/13/2016	79,894	22,482	—
Credit Suisse Securities (Europe) Limited	Receives	Paragon Group Companies plc	30,000	1-month USD LIBOR plus a specified amount	6/13/2016	134,909	—	(14,098)
Credit Suisse Securities (Europe) Limited	Receives	Playtech plc	9,000	1-month USD LIBOR plus a specified amount	6/13/2016	98,553	8,565	—
Credit Suisse Securities (Europe) Limited	Receives	Quantum Pharmaceutical	80,000	1-month USD LIBOR plus a specified amount	6/13/2016	84,924	—	(25,593)
Credit Suisse Securities (Europe) Limited	Receives	Renault SA	3,600	1-month USD LIBOR plus a specified amount	6/13/2016	303,918	20,918	—
Credit Suisse Securities (Europe) Limited	Receives	Royal Dutch Shell plc B Shares	7,603	1-month USD LIBOR plus a specified amount	6/13/2016	164,778	2,505	—
Credit Suisse Securities (Europe) Limited	Receives	Victrex plc	5,000	1-month USD LIBOR plus a specified amount	6/13/2016	110,287	—	(14,359)
Credit Suisse Securities (Europe) Limited	Pays	Afren plc (a) (b)	(950,000)	1-month USD LIBOR less a specified amount	6/13/2016	(1,354)	58,962	—
Credit Suisse Securities (Europe) Limited	Pays	Airbus Group NV	(5,500)	1-month USD LIBOR less a specified amount	6/13/2016	(344,500)	—	(11,054)
Credit Suisse Securities (Europe) Limited	Pays	Allied Minds plc	(20,000)	1-month USD LIBOR less a specified amount	6/13/2016	(80,478)	28,776	—
Credit Suisse Securities (Europe) Limited	Pays	AO World plc	(55,000)	1-month USD LIBOR less a specified amount	6/13/2016	(119,122)	433	—
Credit Suisse Securities (Europe) Limited	Pays	Avanti Communications Group	(50,000)	1-month USD LIBOR less a specified amount	6/13/2016	(87,453)	36,431	—
Credit Suisse Securities (Europe) Limited	Pays	Carillion plc	(32,000)	1-month USD LIBOR less a specified amount	6/13/2016	(125,528)	16,860	—
Credit Suisse Securities (Europe) Limited	Pays	Fenner plc	(55,000)	1-month USD LIBOR less a specified amount	6/13/2016	(83,072)	34,816	—
Credit Suisse Securities (Europe) Limited	Pays	Foxtons Group plc	(40,000)	1-month USD LIBOR less a specified amount	6/13/2016	(96,181)	20,335	—
Credit Suisse Securities (Europe) Limited	Pays	Hargreaves Lansdown plc	(10,000)	1-month USD LIBOR less a specified amount	6/13/2016	(194,214)	—	(50,111)
Credit Suisse Securities (Europe) Limited	Pays	Mitie Group plc	(30,000)	1-month USD LIBOR less a specified amount	6/13/2016	(120,803)	698	—
Credit Suisse Securities (Europe) Limited	Pays	SSE plc	(17,500)	1-month USD LIBOR less a specified amount	6/13/2016	(361,568)	—	(12,505)
Credit Suisse Securities (Europe) Limited	Pays	Telecom Plus plc	(8,500)	1-month USD LIBOR less a specified amount	6/13/2016	(122,328)	437	—
Credit Suisse Securities (Europe) Limited	Pays	Woodford Patient Capital Trust	(180,000)	1-month USD LIBOR less a specified amount	6/13/2016	(226,602)	39,665	—
							$414,426	$(169,487)

(1)
Receive indicates the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay indicates the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(a)	The contract has been deemed illiquid by the Adviser according to policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward			Forward
	Foreign		Total	Foreign		Total	Net Value	Collateral
	Currency	Swap	Over-the-	Currency	Swap	Over-the-	of OTC	(Received) /	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	Pledged	Exposure(2)

Amounts subject to a master netting or similar agreement:
BNP Paribas
Securities Services	$50,960	$—	$50,960	$(7,083)	$—	$(7,083)	$43,877	$—	$43,877
Citibank, N.A.	364	—	364	—	—	—	364	—	364
Credit Suisse Securities
(Europe) Limited	—	414,426	414,426	—	(169,487)	(169,487)	244,939	450,000	694,939
JP Morgan Chase
Bank, N.A.	1,861	—	1,861	—	—	—	1,861	—	1,861
	$53,185	$414,426	$467,611	$(7,083)	$(169,487)	$(176,570)	$291,041	$450,000	$741,041

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$467,611	$(202,191)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of net
Excludes derivatives:	investments

Japanese Yen	36%
Swiss Franc	19
Euro	14
US Dollar	13
Hong Kong Dollar	10
Taiwan Dollar	3
Australian Dollar	2
Singapore Dollar	2
British Pound	1
100%

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	6.36%
Insurance	5.47
Retail	4.39
Telecommunications	2.74
Real Estate	2.32
Transportation	2.28
Food	2.25
Internet	2.13
Engineering & Construction	1.33
Oil & Gas	1.24
Commercial Services	1.24
Cosmetics/Personal Care	1.22
Building Materials	1.18
Auto Manufacturers	1.12
Semiconductors	1.09
Biotechnology	1.04
Machinery - Diversified	1.03
Machinery – Construction & Mining	1.03
Lodging	0.96
Banks	0.74
Computers	0.70
Healthcare - Products	0.38
Long-Term Investments	42.24
Short-Term Investment	72.15
Securities Sold Short
Food	(3.73)
Oil & Gas	(3.38)
Transportation	(2.86)
Pharmaceuticals	(2.57)
Chemicals	(2.36)
Machinery-Diversified	(2.32)
Airlines	(2.26)
Real Estate	(2.02)
Building Materials	(1.15)
Electrical Components &Equipment	(0.84)
Banks	(0.68)
Auto Manufacturers	(0.67)
Internet	(0.65)
Financial Derivative Instruments	2.04
Net Other Assets and Liabilities	9.06
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Common Stocks
Australia	$—	$134,765	$—	$134,765
China	132,248	143,580	—	275,828
Finland	—	190,066	—	190,066
Hong Kong	—	411,922	—	411,922
India	187,458	—	—	187,458
Israel	368,880	—	—	368,880
Italy	—	424,200	—	424,200
Japan	—	1,958,092	—	1,958,092
Singapore	—	124,492	—	124,492
Spain	—	172,721	—	172,721
Switzerland	—	1,034,904	—	1,034,904
Taiwan	—	140,810	—	140,810
United Kingdom	—	49,343	—	49,343
Total Common Stocks	688,586	4,784,895	—	5,473,481
Warrants
Norway	—	— *	—	—
Total Warrants	—	—	—	—
Short-Term Investment	9,349,762	—	—	9,349,762
Total Investments	$10,038,348	$4,784,895	$—	$14,823,243
Liabilities
Securities Sold Short
China	$(83,948)	$(87,363)	$—	$(171,311)
Finland	—	(437,535)	—	(437,535)
Germany	—	(292,234)	—	(292,234)
Hong Kong	—	(83,233)	—	(83,233)
Japan	—	(742,001)	—	(742,001)
Netherlands	—	(300,635)	—	(300,635)
Singapore	—	(182,727)	—	(182,727)
Sweden	—	(722,441)	—	(722,441)
Switzerland	—	(371,153)	—	(371,153)
Total Securities Sold Short	(83,948)	(3,219,322)	—	(3,303,270)
Financial Derivative Instruments – Assets
Over-the-counter	$—	$408,649	$58,962	$467,611
Total Financial Derivative Instruments – Assets	$—	$408,649	$58,962	$467,611
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(25,621)	$—	$—	$(25,621)
Over-the-counter	—	(176,570)	—	(176,570)
Total Financial Derivative Instruments – Liabilities	$(25,621)	$(176,570)	$—	$(202,191)
* Fund held a level 2 security that was fair valued at $0 at January 31, 2016.
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
On July 31, 2015, substantially all of the common stocks held by the Fund (long and short) were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's investments trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks (long and short) valued at $1,014,569 net, on January 31, 2016 were transferred from Level 1 to Level 2.
On July 31, 2015, all of the equity swaps held by the Fund were valued based upon the last reported sale price or official closing price on the underlying equity, plus/minus accrued dividends. At January 31, 2016, the short equity swap on Afren plc was valued based upon a fair value price ascribed by the Adviser in accordance with fair value pricing procedures approved by the Board. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, equity swaps valued at $58,962 on January 31, 2016 were transferred from Level 2 to Level 3.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in Securities	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2016

Equity Swap
Afren plc	$39,622	$0	$0		$19,340		$0	$0	$58,962	$0	$58,962
	$39,622	$0	$0		$19,340		$0	$0	$58,962	$0	$58,962
The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2016 was $19,340.
The Fund's Adviser has determined that the short equity swaps on Afren plc is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the underlying equity security has been delisted from the London Stock Exchange and is undergoing bankruptcy proceedings.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$53,185	$—	$—	$—	$—	$53,185
Swap Contracts	—	414,426	—	—	—	414,426
Total	53,185	414,426	—	—	—	467,611
Financial Derivative Instruments – Liabilities
Exchange-Traded
Futures Contracts	—	(25,621)	—	—	—	(25,621)
	—	(25,621)	—	—	—	(25,621)
Over-the-Counter
Forward Foreign Currency Contracts	(7,083)	—	—	—	—	$(7,083)
Swap Contracts	—	(169,487)	—	—	—	(169,487)
Total	(7,083)	(195,108)	—	—	—	(202,191)
Net	46,102	219,318	—	—	—	$265,420
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
January 31, 2016 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments
Futures Contracts	$—	$(2,245)	—	—	—	$(2,245)
Forward Foreign Currency Contracts	46,880	—	—	—	—	46,880
Swap Contracts	—	86,019	—	—	—	86,019
	$46,880	$83,774	—	—	—	$130,654
Net change in unrealized
appreciation/(depreciation) of
financial derivative instruments
Futures Contracts	$—	$(15,590)	—	—	—	(15,590)
Forward Foreign Currency Contracts	31,244	$—	—	—	—	31,244
Swap Contracts	—	$94,980	—	—	—	94,980
	$31,244	$79,390	—	—	—	$110,634
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 93.67%

	Australia – 0.79%
494,872	CSL, Ltd.	$36,846,125

	Brazil – 0.30%
1,639,870	Tractebel Energia S.A.	13,873,994

	Chile – 0.66%
28,860,840	Aguas Andinas S.A., Class A	14,483,012
1,536,936	Antofagasta plc (a)	8,402,951
795,930	Empresa Nacional de
	Telecomunicaciones S.A.	7,804,220
		30,690,183

	China – 1.83%
267,340	Baidu, Inc., ADR *	43,648,602
2,231,000	Tencent Holdings, Ltd.	42,148,222
		85,796,824

	Finland – 4.17%
12,100,000	Nokia Oyj *	87,493,589
15,000,000	Nokia Oyj	107,584,777
		195,078,366

	France – 11.28%
2,000,000	Accor S.A.	76,835,030
1,020,000	Essilor International S.A.	126,744,348
222,018	L'Oreal S.A.	38,322,474
1,399,875	Renault S.A.	118,609,859
3,300,000	Rexel S.A.	39,130,338
1,294,369	Sodexo (a)	128,084,689
		527,726,738

	Germany – 11.13%
535,812	Continental AG	111,895,170
4,902,380	Deutsche Post AG	118,512,676
1,716,348	Fresenius SE & Co., KGaA	113,570,199
1,875,000	ProSiebenSat.1 Media SE	93,337,919
1,050,000	SAP SE	83,304,539
		520,620,503

	Hong Kong – 3.00%
7,536,800	AIA Group, Ltd.	42,224,653
5,753,000	Cheung Kong Property
	Holdings, Ltd.	31,143,199
2,522,500	China Mobile, Ltd.	27,605,643
4,272,000	China Resources Beer
	Holdings Company, Ltd.	6,743,620
2,602,500	CK Hutchison Holdings, Ltd.	32,410,950
		140,128,065

		Value
Shares		(note 2)

	India – 2.67%
3,172,112	Housing Development
	Finance Corp., Ltd.	$55,396,304
1,630,000	Infosys, Ltd.	28,181,196
955,273	Lupin, Ltd.	24,169,784
490,219	Tata Consultancy
	Services, Ltd.	17,281,367
		125,028,651

	Ireland – 0.53%
373,975	ICON plc *	24,708,528

	Israel – 2.10%
1,600,000	Teva Pharmaceutical
	Industries, Ltd., ADR	98,368,000

	Italy – 1.87%
11,750,000	Poste Italiane SpA * (b)	87,444,844

	Japan – 18.58%
1,408,400	Denso Corp. (a)	61,126,488
863,800	East Japan Railway Co.	79,556,877
1,085,200	Electric Power
	Development Co., Ltd.	36,608,456
361,900	Fanuc, Ltd. (a)	48,317,921
11,761,000	Fujitsu, Ltd.	49,059,845
14,707,000	Hitachi, Ltd. (a)	72,588,331
3,045,500	Japan Post
	Holdings Co., Ltd. *	40,633,404
15,428,000	Mitsubishi Heavy
	Industries, Ltd. (a)	60,831,003
1,211,300	Nippon Telegraph &
	Telephone Corp.	51,529,355
1,288,100	NTT Data Corp.	62,099,113
2,152,700	Seven & I Holdings Co., Ltd.	95,726,211
1,908,000	Sompo Japan Nipponkoa
	Holdings, Inc.	56,550,457
3,649,700	Sumitomo Electric
	Industries, Ltd.	48,071,592
1,706,000	Sumitomo Mitsui Financial
	Group, Inc.	57,292,084
1,014,100	Takeda Pharmaceutical
	Co., Ltd.	49,039,280
		869,030,417

	Korea – 1.24%
39,344	Samsung Electronics
	Co., Ltd.	37,979,207
857,270	SK Hynix, Inc.	19,825,799
		57,805,006

	Netherlands – 4.46%
9,029,194	ING Groep N.V.	104,225,962
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016 (continued)

		Value
Shares		(note 2)

	Netherlands (continued)
4,600,000	Koninklijke Ahold N.V.	$104,412,039
		208,638,001

	Philippines – 0.51%
1,680,000	Ayala Corp.	24,018,614

	Poland – 0.20%
275,341	Bank Pekao S.A.	9,263,471

	Russia – 0.02%
400,000	TCS Group Holdings plc,
	GDR (b)(c) *	1,080,000

	Singapore – 0.55%
5,273,100	City Developments, Ltd.	25,947,028

	South Africa – 0.62%
1,553,451	Shoprite Holdings, Ltd.	14,350,942
2,088,837	Standard Bank Group, Ltd.	14,824,269
		29,175,211

	Spain – 2.80%
3,190,374	Amadeus IT Holding S.A.,
	A Shares (a)	131,007,867

	Sweden – 1.29%
4,200,000	Lundin Petroleum AB (a)*	60,378,141

	Switzerland – 4.88%
470,785	Roche Holding AG	122,479,804
6,400,000	UBS Group AG	105,669,114
		228,148,918

	Taiwan – 1.28%
2,262,900	Delta Electronics, Inc.	9,614,024
2,241,860	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	50,105,571
		59,719,595

	United Kingdom – 13.59%
2,000,000	AstraZeneca plc	127,946,860
38,500,000	Barclays plc	102,824,915
9,500,000	BG Group plc	144,011,829
270,996	Delphi Automotive plc	17,598,480
19,000,000	Kingfisher plc	88,921,849
1,417,461	Royal Dutch Shell plc,
	B Shares	30,720,232
23,704,420	Standard Life plc	123,732,078
		635,756,243

		Value
Shares		(note 2)

	United States – 3.32%
228,289	Apple, Inc.	$22,221,651
320,838	Cardinal Health, Inc.	26,106,588
482,193	Cognizant Technology
	Solutions Corp., Class A *	30,527,639
294,965	CVS Health Corp.	28,490,669
290,592	MasterCard, Inc., Class A	25,871,406
20,794	The Priceline Group, Inc. *	22,144,986
		155,362,939

	Total common stocks
	(Cost $4,243,889,061)	4,381,642,272

	Total long-term investments
	(Cost $4,243,889,061)	4,381,642,272

Short-term investment – 6.37%
298,121,603	Fidelity Institutional Treasury
	Portfolio (d)	298,121,603

	Total short-term investment
	(Cost $298,121,603)	298,121,603

Other securities – 3.33%
155,521,617	State Street Navigator
	Securities Lending
	Prime Portfolio (e)	155,521,617

	Total other securities
	(Cost $155,521,617)	155,521,617

Total investments – 103.37%
	(Cost $4,697,532,281)	4,835,285,492

Financial Derivative Instruments(f)
(Cost or Premiums, net $0) – (0.24)%		(11,183,036)

Net other assets and liabilities – (3.13)%		(146,034,200)

Total net assets – 100.00%		$4,678,068,256

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $88,524,844, which represented 1.9% of net assets.

(c)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(d)	This short-term investment has been segregated for delayed delivery purchases at January 31, 2016.
(e)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016 (continued)
(f) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability

Euro (Short)	Citibank, N.A.	2/12/16	350,207		$379,469,242	$—	$(4,469,242)
Euro (Long)	State Street Bank
	and Trust Company	2/12/16	350,207		379,469,242	—	(3,497,952)
Japanese Yen (Long)	Citibank, N.A.	2/12/16	23,388,240		193,219,925	24,485	—
Japanese Yen (Short)	State Street Bank
	and Trust Company	2/12/16	23,388,240		193,219,925	—	(3,219,925)
Japanese Yen (Short)	Citibank, N.A.	4/28/16	12,081,900		100,020,401	—	(20,402)
Total						$24,485	$(11,207,521)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $614.0 million or 13.1% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward		Net Value of
	Foreign	Total	Foreign	Total	Over-the-	Collateral
	Currency	Over-the-	Currency	Over-the-	Counter	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)

Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	$24,485	$24,485	$(4,489,644)	$(4,489,644)	$(4,465,159)	$—	$(4,465,159)
	$24,485	$24,485	$(4,489,644)	$(4,489,644)	$(4,465,159)	$—	$(4,465,159)
Amounts NOT subject to a master netting or similar arrangement:
State Street Bank and
Trust Company(2)	$—	$—	$(6,717,877)	$(6,717,877)
	$—	$—	$(6,717,877)	$(6,717,877)
Total Over-
the-Counter	$24,485	$24,485	$(11,207,521)	$(11,207,521)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide a legally enforceable right of offset.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$24,485	$(11,207,521)
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

Euro	36%
Japanese Yen	18
US Dollar	15
British Pound	13
Swiss Franc	5
Hong Kong Dollar	4
Indian Rupee	3
Swedish Krona	1
South Korean Won	1
Australian Dollar	1
South African Rand	1
Singapore Dollar	1
Philippine Peso	1
Chilean Peso	0	*
Brazilian Real	0	*
New Taiwan Dollar	0	*
Polish Zloty	0	*
	100%
*Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	9.02%
Life & Health Insurance	6.29
Diversified Banks	6.17
Auto Parts & Equipment	5.10
Food Retail	4.73
Communications Equipment	4.17
IT Consulting & Other Services	4.00
Data Processing & Outsourced Services	3.35
Integrated Oil & Gas	3.74
Restaurants	2.74
Health Care Supplies	2.71
Automobile Manufacturers	2.53
Air Freight & Logistics	2.53
Health Care Equipment	2.43
Industrial Machinery	2.33
Diversified Capital Markets	2.26
Broadcasting	2.00
Home Improvement Retail	1.90
Internet Software & Services	1.83
Application Software	1.78
Railroads	1.70
Hotels, Resorts & Cruise Lines	1.64
Electronic Equipment & Instruments	1.55
Semiconductors	1.49
Real Estate Development	1.36
Oil & Gas Exploration & Production	1.29
Technology Hardware, Storage & Peripherals	1.29
Property & Casualty Insurance	1.21
Thrifts & Mortgage Finance	1.18
Integrated Telecommunication Services	1.10
Trading Companies & Distributors	0.84
Personal Products	0.82
Biotechnology	0.79
Independent Power Producers & Energy Traders	0.78
Wireless Telecommunication Services	0.76
Drug Retail	0.61
Health Care Distributors	0.56
Diversified Real Estate Activities	0.55
Life Sciences Tools & Services	0.53
Multi-Sector Holdings	0.51
Internet Retail	0.48
Water Utilities	0.31
Renewable Electricity	0.30
Electronic Components	0.21
Diversified Metals & Mining	0.18
Regional Banks	0.02
Long Term Investments	93.67
Short Term Investment	6.37
Other securities	3.33
Total Investments	103.37
Financial Derivative Instruments	(0.24)
Net Other Assets and Liabilities	(3.13)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Australia	$—	$36,846,125	$—	$36,846,125
Brazil	13,873,994	—	—	13,873,994
Chile	22,287,232	8,402,951	—	30,690,183
China	43,648,602	42,148,222	—	85,796,824
Finland	—	195,078,366	—	195,078,366
France	—	527,726,738	—	527,726,738
Germany	—	520,620,503	—	520,620,503
Hong Kong	—	140,128,065	—	140,128,065
India	—	125,028,651	—	125,028,651
Ireland	24,708,528	—	—	24,708,528
Israel	98,368,000	—	—	98,368,000
Italy	—	87,444,844	—	87,444,844
Japan	—	869,030,417	—	869,030,417
Korea	—	57,805,006	—	57,805,006
Netherlands	—	208,638,001	—	208,638,001
Philippines	—	24,018,614	—	24,018,614
Poland	—	9,263,471	—	9,263,471
Russia	1,080,000	—	—	1,080,000
Singapore	—	25,947,028	—	25,947,028
South Africa	—	29,175,211	—	29,175,211
Spain	—	131,007,867	—	131,007,867
Sweden	—	60,378,141	—	60,378,141
Switzerland	—	228,148,918	—	228,148,918
Taiwan	50,105,571	9,614,024	—	59,719,595
United Kingdom	48,318,712	587,437,531	—	635,756,243
United States	155,362,939	—	—	155,362,939
Total Common Stocks	457,753,578	3,923,888,694	—	4,381,642,272
Short-term investment	298,121,603	—	—	298,121,603
Other securities	155,521,617	—	—	155,521,617
Total Investments	$911,396,798	$3,923,888,694	$—	$4,835,285,492

Financial Derivative Instruments – Assets
Over-the-counter	$—	$24,485	$—	$24,485
Total Financial Derivative Instruments – Assets	$—	$24,485	$—	$24,485

Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(11,207,521)	$—	$(11,207,521)
Total Financial Derivative Instruments – Liabilities	$—	$(11,207,521)	$—	$(11,207,521)
On July 31, 2015, substantially all of the common and preferred stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $3,169,394,235 on January 31, 2016 were transferred from Level 1 to Level 2.
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
January 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments - Assets
Over-the-Counter
Forward Foreign Currency Contracts	$24,485	$—	$—	$—	$—	$24,485
Total	$24,485	$—	$—	$—	$—	$24,485
Financial Derivative Instruments - Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(11,207,521)	$—	$—	$—	$—	$(11,207,521)
Total	$(11,207,521)	$—	$—	$—	$—	$(11,207,521)
Net	$(11,183,036)	$—	$—	$—	$—	$(11,183,036)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$12,508,722	$—	$—	$—	$—	$12,508,722
Total	$12,508,722	$—	$—	$—	$—	$12,508,722

	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$(16,655,077)	$—	$—	$—	$—	$(16,655,077)
Total	$(16,655,077)	$—	$—	$—	$—	$(16,655,077)
See notes to financial statements

Portfolio of investments (unaudited)
International Select Equity Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 95.74%

	Belgium – 2.99%
2,692	KBC Groep N.V.	$154,338

	Canada – 2.97%
6,067	Gildan Activewear, Inc.	153,137

	Finland – 3.32%
23,667	Nokia Oyj *	171,133

	France – 9.56%
514	Alcatel-Lucent S.A. *	2,034
9,781	Orange S.A.	175,197
12,550	Rexel S.A.	148,814
3,750	Total S.A.	166,851
		492,896

	Germany – 8.62%
1,375	Bayer AG	154,244
1,584	Bayerische Motoren Werke AG	131,522
2,000	SAP SE	158,675
		444,441

	Hong Kong – 3.03%
27,901	AIA Group, Ltd.	156,314

	Israel – 2.98%
2,502	Teva Pharmaceutical
	Industries, Ltd., ADR	153,823

	Italy – 2.96%
11,715	Mediaset SpA	39,392
29,082	UniCredit SpA	113,099
		152,491

	Japan – 13.72%
3,922	FUJIFILM Holdings Corp.	151,408
4,500	Japan Tobacco, Inc.	175,826
3,216	NTT DoCoMo, Inc.	71,742
4,400	Sumitomo Mitsui Financial
	Group, Inc.	147,764
1,942	Tsuruha Holdings, Inc.	160,327
		707,067

	Korea – 2.96%
4,750	Shinhan Financial Group
	Co., Ltd. *	152,510

		Value
Shares		(note 2)

	Netherlands – 3.23%
1,810	ASML Holding N.V.	$166,322

	Portugal – 2.52%
14,925	CTT-Correios de Portugal S.A.	129,715

	Spain – 2.82%
10,022	Grifols S.A., ADR	145,520

	Switzerland – 7.42%
7,700	Coca-Cola HBC AG *	157,795
680	Dufry AG *	73,606
1,944	Novartis AG	150,789
		382,190

	United Kingdom – 23.26%
7,650	BG Group plc	115,967
2,850	Carnival plc	142,056
28,596	DS Smith plc	149,784
41,723	ITV plc	159,323
156,615	Lloyds Banking Group plc	146,908
70,558	Rentokil Initial plc	158,051
51,925	Vodafone Group plc	166,102
7,367	WPP plc	160,341
		1,198,532

	United States – 3.38%
2,751	Cognizant Technology Solutions
	Corp., Class A *	174,166

	Total common stocks
	(Cost $5,274,785)	4,934,595

	Total long-term investments
	(Cost $5,274,785)	4,934,595

Short-term investment – 4.27%
220,116	Fidelity Institutional
	Treasury Portfolio	220,116

	Total short-term investment
	(Cost $220,116)	220,116

Total investments – 100.01%
	(Cost $5,494,901)	5,154,711
Net other assets and liabilities – (0.01)%		(727)
Total net assets – 100.00%		$5,153,984

*	Non-income producing security
ADR	American Depositary Receipts
See notes to financial statements

Portfolio of investments (unaudited)
International Select Equity Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

Euro	33%
British Pound	26
Japanese Yen	14
US Dollar	14
Swiss Franc	4
Hong Kong Dollar	3
Canadian Dollar	3
Korean Won	3
100%

Industry concentration as	% of net
a percentage of net assets:	assets

Commercial Banks Non-US	5.86%
Medical - Drugs	5.75
Oil Comp-Integrated	5.49
Unknown	5.04
Cellular Telecommunications	4.61
Television	3.85
Tobacco	3.41
Telephone-Integrated	3.40
Computer Services	3.38
Wireless Equipment	3.32
Semiconductor Equipment	3.23
Advertising Agencies	3.11
Retail-Drug Store	3.11
Enterprise Software/Services	3.08
Diversified Operations/Commercial Services	3.07
Beverages-Non-alcoholic	3.06
Life/Health Insurance	3.03
Chemicals - Diversified	2.99
Medical-Generic Drugs	2.98
Apparel Manufacturers	2.97
Diversified Financial Services	2.96
Photo Equipment & Supplies	2.94
Paper & Related Products	2.91
Electronic Parts Distribution	2.89
Cruise Lines	2.76
Auto-Cars/Light Trucks	2.55
Commercial Services	2.52
Retail-Miscellaneous/Diversified	1.43
Telecommunication Equipment	0.04
Long-Term Investments	95.74
Short-Term Investment	4.27
Total investments	100.01
Net other assets and liabilities	(0.01)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
International Select Equity Fund
January 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Belgium	$—	$154,338	$—	$154,338
Canada	153,137	—	—	153,137
Finland	—	171,133	—	171,133
France	—	492,896	—	492,896
Germany	—	444,441	—	444,441
Hong Kong	—	156,314	—	156,314
Israel	153,823	—	—	153,823
Italy	—	152,491	—	152,491
Japan	—	707,067	—	707,067
Korea	—	152,510	—	152,510
Netherlands	—	166,322	—	166,322
Portugal	—	129,715	—	129,715
Spain	145,520	—	—	145,520
Switzerland	—	382,190	—	382,190
United Kingdom	—	1,198,532	—	1,198,532
United States	174,166	—	—	174,166
Total Common Stocks	626,646	4,307,949	—	4,934,595

Short-Term Investment	220,116	—	—	220,116
Total Investments	$846,762	$4,307,949	$—	$5,154,711
On July 31, 2015, substantially all of the common stocks held by the Fund were valued at the last reported sale price or official closing price. However, on January 31, 2016, certain of the Fund's common stocks trading in foreign markets were fair valued in accordance with the fair value pricing procedures approved by the Board using the independent statistical fair value service as described in Note 2. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $3,678,291 on January 31, 2016 were transferred from Level 1 to Level 2.
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016

Face					Value
amount			Coupon	Maturity	(note 2)

Bank Loans (a)(b) – 6.01%

		France – 1.27%
EUR	1,995,238	Horizon Holdings III SASU, Term Loan B (c)	5.000%	7/24/22	$2,162,663
EUR	1,900,000	Numericable - SFR SAS., Term Loan B (c)	4.750%	1/30/23	2,023,167
					4,185,830

		Germany – 0.90%
EUR	1,817,647	Kirk Beauty Zero GmbH, Term Loan B (c)	6.000%	6/26/22	1,975,585
USD	992,513	Siemens Audiology Solutions, Term Loan B	4.250%	1/17/22	982,171
					2,957,756

		Ireland – 0.81%
EUR	2,500,000	Eircom Finco Sarl, Term Loan B-3 (c)	4.500%	5/31/22	2,678,623

		Luxembourg – 0.65%
EUR	1,994,975	SIG Combibloc PurchaseCo Sarl, Term Loan B	4.250%	3/13/22	2,158,455

		United Kingdom – 1.29%
GBP	1,000,000	Cucina Acquisition (UK), Ltd., Second Lien Term Loan D (c)	5.000%	3/12/17	1,419,998
GBP	1,994,975	RAC Bidco, Ltd., First Lien Term Loan B (c)	4.750%	12/17/21	2,846,191
					4,266,189

		United States – 1.09%
USD	1,000,000	Delta 2 Lux Sarl, Term Loan B-3	4.750%	7/30/21	946,095
GBP	840,000	Equinix, Inc., Term Loan B	4.500%	1/8/23	1,194,671
USD	1,485,000	Travelport Finance (Luxembourg) Sarl, Term Loan B	6.000%	9/2/21	1,436,738
					3,577,504

		Total bank loans
		(Cost $20,442,318)			19,824,357

Corporate bonds – 59.39%

		France – 4.92%
GBP	727,000	AXA S.A. (d)	6.686%	7/6/26	1,116,547
GBP	969,000	AXA S.A. (e)	5.625%	1/16/54	1,356,421
USD	2,400,000	BNP Paribas S.A. (f) (d)	7.195%	6/25/37	2,706,000
USD	82,000	BNP Paribas S.A. (d)	6.250%	10/17/16	83,845
USD	384,000	BNP Paribas S.A. (d)	6.500%	3/6/16	388,159
USD	830,000	Credit Agricole S.A. (d)	7.375%	4/19/16	841,982
EUR	848,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	982,530
EUR	2,182,000	Orange S.A. (d)	4.250%	2/7/20	2,388,475
GBP	1,212,000	Orange S.A. (d)	5.750%	4/1/23	1,678,263
EUR	1,000,000	Orange S.A. (d)	5.000%	10/1/26	1,056,349
EUR	3,024,000	Sodexo	2.500%	6/24/26	3,625,599
					16,224,170
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Germany – 0.90%
EUR	300,000	Trionista TopCo GmbH	6.875%	4/30/21	$341,311
EUR	909,000	Unitymedia GmbH (f)	3.750%	1/15/27	873,200
USD	200,000	Unitymedia Hessen GmbH & Co. KG (f)	5.000%	1/15/25	200,250
EUR	200,000	Unitymedia Hessen GmbH & Co. KG (f)	3.500%	1/15/27	205,015
EUR	1,300,000	Unitymedia Hessen GmbH & Co. KG	3.500%	1/15/27	1,332,595
					2,952,371

		Ireland – 2.07%
USD	223,000	Ardagh Packaging Finance plc (f)	6.000%	6/30/21	202,372
EUR	1,030,000	Ardagh Packaging Finance plc	9.250%	10/15/20	1,159,316
EUR	1,931,000	Bank of Ireland (d)	7.375%	6/18/20	2,127,603
GBP	1,091,000	PGH Capital, Ltd.	5.750%	7/7/21	1,649,403
GBP	1,212,000	PGH Capital, Ltd.	6.625%	12/18/25	1,688,164
					6,826,858

		Italy – 0.74%
GBP	1,700,000	Assicurazioni Generali SpA (d)	6.269%	6/16/26	2,270,630
GBP	111,000	Enel SpA (e)	6.625%	9/15/76	159,543
					2,430,173

		Luxembourg – 1.15%
EUR	290,000	Auris Luxembourg II S.A. (f)	8.000%	1/15/23	339,613
EUR	605,000	Auris Luxembourg II S.A.	8.000%	1/15/23	708,503
EUR	2,200,000	Telenet Finance VI Luxembourg S.C.A.	4.875%	7/15/27	2,279,887
USD	480,000	Wind Acquisition Finance S.A. (f)	7.375%	4/23/21	458,698
					3,786,701

		Netherlands – 3.22%
GBP	750,000	Cooperatieve Rabobank UA (d)	6.910%	6/10/38	1,281,505
EUR	2,709,000	Deutsche Telekom International Finance B.V.	3.250%	1/17/28	3,478,888
EUR	3,250,000	Deutsche Telekom International Finance B.V.	2.750%	10/24/24	4,011,445
USD	400,000	ING Bank N.V. (e)	4.125%	11/21/23	406,772
EUR	200,000	Linde Finance B.V. (e)	7.375%	7/14/66	222,835
EUR	1,042,000	TMF Group Holding B.V.	9.875%	12/1/19	1,214,813
					10,616,258

		Norway – 0.29%
EUR	848,000	Lock A.S.	7.000%	8/15/21	946,179

		Spain – 0.94%
USD	3,097,000	BBVA International Preferred SAU (d)	5.919%	4/18/17	3,108,614

		Switzerland – 0.69%
USD	2,216,000	Credit Suisse Group AG (f) (d)	7.500%	12/11/23	2,280,076

		United Kingdom – 27.45%
GBP	1,988,000	AA Bond Co., Ltd. (f)	5.500%	7/31/22	2,649,311
GBP	205,000	Arqiva Broadcast Finance plc (f)	9.500%	3/31/20	314,046
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
GBP	1,610,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	$2,466,408
GBP	1,333,000	Aviva plc (e)	6.875%	5/20/58	2,062,060
USD	4,040,000	Barclays Bank plc (d)	6.278%	12/15/34	4,506,414
GBP	484,000	Barclays Bank plc (d)	14.000%	6/15/19	876,892
USD	1,632,000	Barclays Bank plc (d)	6.860%	6/15/32	1,868,640
EUR	2,500,000	BAT International Finance plc	0.875%	10/13/23	2,613,782
GBP	950,000	BAT International Finance plc	6.000%	6/29/22	1,619,719
GBP	1,454,000	Brakes Capital	7.125%	12/15/18	2,133,616
GBP	969,000	BUPA Finance plc	5.000%	4/25/23	1,420,219
GBP	969,000	BUPA Finance plc (d)	6.125%	9/16/20	1,451,800
GBP	1,259,000	Co-operative Group Holdings 2011, Ltd.	6.875%	7/8/20	1,926,919
EUR	3,000,000	Compass Group plc	1.875%	1/27/23	3,436,416
GBP	1,182,000	CPUK Finance, Ltd. (f)	7.000%	8/28/20	1,713,284
GBP	788,000	Daily Mail & General Trust	5.750%	12/7/18	1,223,001
EUR	1,060,000	Ephios Bondco plc (f)	6.250%	7/1/22	1,179,130
EUR	760,000	Ephios Bondco plc	6.250%	7/1/22	845,414
GBP	606,000	Galaxy Bidco, Ltd.	6.375%	11/15/20	867,806
EUR	2,250,000	GlaxoSmithKline Capital plc	1.375%	12/2/24	2,509,803
GBP	700,000	HBOS Capital Funding LP (d)	6.461%	11/30/18	1,048,548
GBP	909,000	HBOS Sterling Finance Jersey LP (d)	7.881%	12/9/31	1,655,632
GBP	2,212,000	Heathrow Funding, Ltd.	6.000%	3/20/20	3,549,461
GBP	2,275,000	HSBC Bank Capital Funding Sterling 1 LP (d)	5.844%	11/5/31	3,476,665
EUR	2,934,000	Imperial Tobacco Finance plc	2.250%	2/26/21	3,348,349
GBP	500,000	Imperial Tobacco Finance plc	4.875%	6/7/32	778,063
USD	372,000	International Game Technology plc (f)	6.500%	2/15/25	334,800
GBP	1,157,000	Iron Mountain Europe plc	6.125%	9/15/22	1,679,437
GBP	1,000,000	ITV plc	6.125%	1/5/17	1,480,326
GBP	727,000	Legal & General Group plc (e)	5.500%	6/27/64	955,025
GBP	600,000	Legal & General Group plc (d)	6.385%	5/2/17	867,071
USD	1,100,000	Lloyds Banking Group plc (d)	7.500%	6/27/24	1,141,250
USD	2,591,000	Lloyds Banking Group plc (f) (d)	6.657%	5/21/37	2,898,681
USD	1,333,000	Lloyds Banking Group plc (f) (d)	6.267%	11/14/16	1,342,998
GBP	768,000	Nationwide Building Society (d)	6.875%	6/20/19	1,068,229
GBP	727,000	Prudential plc (e)	5.700%	12/19/63	994,134
USD	969,000	Prudential plc (d)	6.500%	3/23/16	979,175
EUR	128,000	Rexam plc (e)	6.750%	6/29/67	138,615
EUR	606,000	Royal Bank of Scotland Group plc (d)	5.500%	3/31/16	650,625
USD	930,000	Royal Bank of Scotland Group plc (d)	7.648%	9/30/31	1,153,200
USD	2,100,000	Royal Bank of Scotland Group plc (d)	7.640%	9/30/17	2,168,250
GBP	500,000	RSA Insurance Group plc (e)	5.125%	10/10/45	665,181
GBP	1,212,000	Scottish Widows plc	7.000%	6/16/43	1,890,186
EUR	1,500,000	Sky plc	1.875%	11/24/23	1,651,241
USD	1,544,000	Sky plc (f)	3.750%	9/16/24	1,537,955
GBP	400,000	Standard Life plc (e)	5.500%	12/4/42	593,064
GBP	606,000	Standard Life plc (d)	6.750%	7/12/27	940,232
GBP	1,576,000	Tesco plc	5.500%	1/13/33	2,011,722
GBP	343,846	Tesco Property Finance 3 plc	5.744%	4/13/40	418,453
GBP	67,000	Thames Water Utilities Finance, Ltd. (e)	5.375%	7/21/25	99,479
GBP	48,000	Thomas Cook Group plc	7.750%	6/22/17	71,131
GBP	1,863,000	Virgin Media Finance plc	7.000%	4/15/23	2,780,415
GBP	2,152,000	Virgin Media Secured Finance plc	6.250%	3/28/29	3,065,463
GBP	606,000	William Hill plc	7.125%	11/11/16	898,460
GBP	1,000,000	WPP 2012 Ltd.	6.000%	4/4/17	1,497,076
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
USD	848,000	WPP Finance 2010	4.750%	11/21/21	$918,999
EUR	1,703,000	WPP Finance 2013	3.000%	11/20/23	2,062,484
					90,494,755

		United States – 17.03%
USD	2,900,000	Altria Group, Inc.	4.250%	8/9/42	2,696,591
USD	341,000	Aramark Services, Inc. (f)	5.125%	1/15/24	352,935
USD	3,241,000	AT&T, Inc.	4.750%	5/15/46	2,884,607
USD	771,000	Ball Corp.	5.000%	3/15/22	801,840
USD	572,000	Ball Corp.	4.375%	12/15/20	593,630
EUR	730,000	Ball Corp.	4.375%	12/15/23	812,062
USD	2,150,000	CCO Holdings LLC	7.375%	6/1/20	2,241,375
USD	836,000	CCO Holdings LLC (f)	5.875%	5/1/27	825,550
USD	1,449,000	CCO Safari II LLC (f)	6.484%	10/23/45	1,462,590
USD	2,426,000	CVS Health Corp.	3.875%	7/20/25	2,512,344
USD	3,206,000	Dresdner Funding Trust I (f)	8.151%	6/30/31	3,855,215
USD	137,000	HCA, Inc.	5.000%	3/15/24	139,055
USD	515,000	HCA, Inc.	6.500%	2/15/20	569,075
USD	2,000,000	Iron Mountain, Inc.	6.000%	8/15/23	2,087,500
USD	745,000	JM Smucker Co.	3.500%	3/15/25	754,053
USD	232,000	Levi Strauss & Co.	5.000%	5/1/25	227,360
USD	2,240,000	McGraw Hill Financial, Inc. (c)	4.000%	6/15/25	2,264,374
EUR	4,367,000	Philip Morris International, Inc.	2.750%	3/19/25	5,278,473
USD	2,530,000	Post Holdings, Inc. (f)	6.750%	12/1/21	2,652,958
EUR	1,422,000	Procter & Gamble Co.	2.000%	8/16/22	1,678,216
USD	2,686,000	RBS Capital Trust II (d)	6.425%	1/3/34	2,914,310
USD	1,365,000	Reynolds American, Inc.	4.750%	11/1/42	1,319,536
USD	1,000,000	Reynolds American, Inc.	6.150%	9/15/43	1,141,809
USD	1,400,000	Sealed Air Corp. (f)	5.250%	4/1/23	1,424,500
USD	2,900,000	Service Corp. International	5.375%	5/15/24	3,081,250
USD	650,000	Service Corp. International	7.625%	10/1/18	730,847
USD	2,315,000	Sirius XM Radio, Inc. (f)	5.375%	4/15/25	2,332,363
USD	1,300,000	Sirius XM Radio, Inc. (f)	6.000%	7/15/24	1,365,000
USD	818,000	Verizon Communications, Inc.	6.550%	9/15/43	958,272
USD	1,758,000	Verizon Communications, Inc.	5.150%	9/15/23	1,947,970
USD	3,121,000	Wachovia Capital Trust III (d)	5.570%	2/29/16	2,984,456
USD	980,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	966,506
GBP	215,000	Welltower, Inc.	4.500%	12/1/34	302,357
					56,158,979
		Total corporate bonds
		(Cost $206,274,671)			195,825,134

Foreign government obligations – 15.78%

		Germany – 4.33%
EUR	12,275,000	Bundesrepublik Deutschland	1.000%	8/15/24	14,285,265

		United Kingdom – 11.45%
GBP	5,831,000	United Kingdom Gilt	1.750%	7/22/19	8,601,881
GBP	10,000,000	United Kingdom Gilt	2.000%	7/22/20	14,935,823
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
GBP	6,650,000	United Kingdom Gilt	2.000%	9/7/25	$9,840,579
GBP	2,300,000	United Kingdom Gilt	4.250%	3/7/36	4,352,347
					37,730,630
		Total foreign government obligations
		(Cost $52,534,593)			52,015,895

US government obligations – 6.50%

		United States – 6.50%
USD	6,400,000	United States Treasury Note	3.000%	11/15/45	6,716,999
USD	9,600,000	United States Treasury Note	2.250%	11/15/25	9,874,503
USD	4,850,000	United States Treasury Note	0.875%	1/31/18	4,856,440
					21,447,942
		Total US government obligations
		(Cost $21,331,443)			21,447,942

Shares

Preferred stock – 0.66%

		United Kingdom – 0.48%
	850,000	Nationwide Building Society (d)			1,572,552

		United States – 0.18%
	24,000	RBS Capital Funding Trust V (d)			590,879
		Total preferred stock
		(Cost $2,242,753)			2,163,431
		Total long-term investments
		(Cost $302,825,778)			291,276,759

Short-term investment – 15.12%
49,863,958		Fidelity Institutional Treasury Portfolio (g)			49,863,958
		Total short-term investment
		(Cost $49,863,958)			49,863,958

Total investments – 103.46%
		(Cost $352,689,736)			341,140,717
Financial Derivative Instruments(h) (Cost or Premiums, net — ($273,734))			– 0.25%		839,292
Net other assets and liabilities – (3.71)%					(12,262,005)
Total net assets – 100.00%					$329,718,004

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)	Maturity date is perpetual. Maturity date presented represents the next call date.
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

(e)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at January 31, 2016.

(f)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $33,506,540, which represented 10.2% of net assets.

(g)	This short-term investment has been segregated for open forward foreign currency contracts, delayed delivery purchases and swap contracts at January 31, 2016.
(h)	Information with respect to financial derivative instruments is disclosed in the following tables.
(h) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

			Local		Current	Unrealized
		Value	amount		notional	appreciation/(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability

British Pound (Short)	BNP Paribas
	Securities Services	2/24/16	75,964		$108,244,241	$592,238	$—
Euro (Short)	BNP Paribas
	Securities Services	2/24/16	68,461		74,202,095	433,963	—
Total						$1,026,201	$—
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $137.9 million or 41.8% of ending net assets.
CREDIT DEFAULT SWAP CONTRACTS

							Upfront
		Rates		Implied	Notional		premiums	Unrealized
	Reference	received/	Termination	credit	amount		paid/	appreciation/	Value
Counterparty	entity	(paid)	date	spread	(000s	)	(received )	(depreciation )	Asset	Liability

Protection purchased:
Barclays Bank plc	Cox Communications	(1.00)%	12/20/2020	0.57%	$1,000,000		$(2,401)	$(18,106)	$—	$(20,507)
Barclays Bank plc	Deutsche Lufthansa	(1.00)%	12/20/2020	1.38%	1,083,300		6,070	13,637	19,707	—
Barclays Bank plc	IBM	(1.00)%	12/20/2019	0.48%	180,000		(4,893)	1,338	—	(3,555)
Barclays Bank plc	IBM	(1.00)%	12/20/2020	0.66%	725,000		(18,177)	6,490	—	(11,687)
Citibank, N.A.	ITV plc	(5.00)%	12/20/2020	1.09%	541,650		(104,562)	2,341	—	(102,221)
Citibank, N.A.	Vodafone GP	(1.00)%	12/20/2020	1.21%	184,161		(482)	2,356	1,874	—
Deutsche Bank AG	IBM	(1.00)%	6/20/2019	0.42%	850,000		(26,707)	10,165	—	(16,542)
JPMorgan Chase Bank, N.A.	Host Hotels	(1.00)%	12/20/2020	1.60%	1,250,000		20,186	14,741	34,927	—
JPMorgan Chase Bank, N.A.	Host Hotels	(1.00)%	12/20/2020	1.60%	1,250,000		20,186	14,741	34,927	—
JPMorgan Chase Bank, N.A.	IBM	(1.00)%	12/20/2020	0.66%	1,775,000		(35,477)	6,865	—	(28,612)
JPMorgan Chase Bank, N.A.	McDonalds	(1.00)%	12/20/2020	0.27%	700,000		(16,000)	(8,438)	—	(24,438)
JPMorgan Chase Bank, N.A.	Sunrise
	Communications	(5.00)%	12/20/2020	1.84%	433,320		(75,626)	11,050	—	(64,576)
JPMorgan Chase Bank, N.A.	Vodafone GP	(1.00)%	12/20/2020	1.21%	866,640		—	8,818	8,818	—
JPMorgan Chase Bank, N.A.	Wind Acquisition
	Finance	(5.00)%	12/20/2020	4.20%	541,650		(34,214)	15,087	—	(19,127)
Protection sold:
JPMorgan Chase Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	1.01%	54,165		(1,637)	5,740	4,103	—
Total							$(273,734)	$86,825	$104,356	$(291,265)
During the period ended January 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $6.6 million or 2.0% of ending net assets.
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward			Forward			Net
	Foreign		Total	Foreign		Total	Value	Collateral
	Currency	Swap	Over-the	Currency	Swap	Over-the	of OTC	(Received) /	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	Pledged	Exposure(2)

Amounts subject to a master netting or similar arrangement:
Barclays Bank plc	$—	$19,707	$19,707	$—	$(35,749)	$(35,749)	$(16,042)	$—	$(16,042)
BNP Paribas
Securities Services	1,026,201	—	1,026,201	—	—	—	1,026,201	—	1,026,201
Citibank, N.A.	—	1,874	1,874	—	(102,221)	(102,221)	(100,347)	—	(100,347)
Deutsche Bank AG	—	—	—	—	(16,542)	(16,542)	(16,542)	—	(16,542)
JPMorgan Chase
Bank, N.A.	—	82,775	82,775	—	(136,753)	(136,753)	(53,978)	—	(53,978)
	$1,026,201	$104,356	$1,130,557	$—	$(291,265)	$(291,265)	$839,292	$—	$839,292

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(273,734)	$1,130,557	$(291,265)
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	45%
British Pound	32
Euro	23
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Sovereign	20.81%
Telephone-Integrated	6.43
Commercial Banks Non-US	6.04
Tobacco	5.70
Cable TV	3.75
Life/Health Insurance	3.59
Money Center Banks	3.31
Diversified Banking Institution	3.12
Food-Catering	2.90
Telecommunication Services	2.57
Multi-line Insurance	2.54
Containers - Metal/Glass	1.78
U.S. government obligations	1.47
Funeral Services & Related Items	1.16
Commercial Services	1.14
Finance-Other Services	1.12
Radio	1.12
Airport Development & Maintenance	1.08
Commercial Services-Finance	1.06
Retail-Drug Store	1.06
Diversified Operations	1.02
Super-Regional Banks-US	0.91
Advertising Services	0.90
Medical-HMO	0.87
Broadcast Services/Programs	0.84
Auto Repair Centers	0.80
Building Societies	0.80
Food-Flour & Grain	0.80
Medical - Drugs	0.76
Medical Products	0.62
Food-Retail	0.61
Medical Labs & Testing Services	0.61
Specialty Stores	0.60
Resorts/Theme Parks	0.52
Cosmetics & Toiletries	0.51
Mortgage Banks	0.50
Property/Casualty Insurance	0.47
Consulting Services	0.45
Television	0.45
Containers-Paper/Plastic	0.43
Food-Miscellaneous/Diversified	0.43
Gambling (Non-Hotel)	0.37
Publishing-Newspapers	0.37
Specialized REITs	0.36
Computer Data Security	0.30
Auto Racing	0.29
Food-Confectionery	0.23
Medical-Hospitals	0.21
Real Estate Operations/Development	0.13
Electronic Measurement Instruments	0.10
REITS-Health Care	0.09
Apparel Manufacturers	0.07
Industrial Gases	0.07
Electric-Integrated	0.05
Water	0.03
Travel Services	0.02
Long-Term Investments	88.34
Short-Term Investment	15.12
Total investments	103.46
Financial Derivative Instruments	0.25
Net other assets and liabilities	(3.71)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Bank Loans
France	$—	$4,185,830	$—	$4,185,830
Germany	—	2,957,756	—	2,957,756
Ireland	—	2,678,623	—	2,678,623
Luxembourg	—	2,158,455	—	2,158,455
United Kingdom	—	4,266,189	—	4,266,189
United States	—	3,577,504	—	3,577,504
Total Bank Loans	—	19,824,357	—	19,824,357

Corporate Bonds
France	—	16,224,170	—	16,224,170
Germany	—	2,952,371	—	2,952,371
Ireland	—	6,826,858	—	6,826,858
Italy	—	2,430,173	—	2,430,173
Luxembourg	—	3,786,701	—	3,786,701
Netherlands	—	10,616,258	—	10,616,258
Norway	—	946,179	—	946,179
Spain	—	3,108,614	—	3,108,614
Switzerland	—	2,280,076	—	2,280,076
United Kingdom	—	90,494,755	—	90,494,755
United States	—	56,158,979	—	56,158,979
Total Corporate Bonds	—	195,825,134	—	195,825,134

Foreign Government Obligations
Germany	—	14,285,265	—	14,285,265
United Kingdom	—	37,730,630	—	37,730,630
Total Foreign Government Obligations	—	52,015,895	—	52,015,895

US Government Obligations
United States	—	21,447,942	—	21,447,942
Total US Government Obligations	—	21,447,942	—	21,447,942

Preferred Stock
United Kingdom	—	1,572,552	—	1,572,552
United States	590,879	—	—	590,879
Total Preferred Stock	590,879	1,572,552	—	2,163,431

Short-Term Investment	49,863,958	—	—	49,863,958
Total Investments	$50,454,837	$290,685,880	$—	$341,140,717
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Financial Derivative Instruments - Assets
Over-The-Counter	$—	$1,130,557	$—	$1,130,557
Total Financial Derivative Instruments - Assets	$—	$1,130,557	$—	$1,130,557

Liabilities
Financial Derivative Instruments - Liabilities
Over-The-Counter	$—	$(291,265)	$—	$(291,265)
Total Financial Derivative Instruments - Liabilities	$—	$(291,265)	$—	$(291,265)
During the period ended January 31, 2016, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$1,026,201	$—	$—	$—	$—	$1,026,201
Swap Contracts	$—	$—	$—	$104,356	$—	$104,356
Total	$1,026,201	$—	$—	$104,356	$—	$1,130,557

Financial Derivative Instruments – Liabilities
Over-the-Counter
Swap Contracts	$—	$—	$—	$(291,265)	$—	$(291,265)
Total	$—	$—	$—	$(291,265)	$—	$(291,265)
Net	$1,026,201	$—	$—	$(186,909)	$—	$839,292
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2016 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$—	$59,908	$—	$—	$59,908
Forward Foreign Currency Contracts	$7,703,244	$—	$—	$—	$—	$7,703,244
Swap Contracts	$—	$—	$—	$30,166	$—	$30,166
Total	$7,703,244	$—	$59,908	$30,166	$—	$7,793,318

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$—	$(36,276)	$—	$—	$(36,276)
Forward Foreign Currency Contracts	$1,025,952	$—	$—	$—	$—	$1,025,952
Swap Contracts	$—	$—	$—	$67,005	$—	$67,005
Total	$1,025,952	$—	$(36,276)	$67,005	$—	$1,056,681
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016

Face					Value
amount			Coupon	Maturity	(note 2)

Auto Loan Receivables – 1.05%

		Luxembourg – 1.05%
EUR	166,269	Bavarian Sky S.A. (a)	0.008%	8/20/22	$179,984
EUR	82,269	E-Carat S.A. (a)	0.400%	9/18/21	89,346
					269,330

		Total Auto Loan Receivables
		(Cost $272,719)			269,330

Corporate bonds – 40.41%

		Australia – 0.16%
USD	40,000	Transurban Finance Co. Pty., Ltd. (b) (d)	4.125%	2/2/26	40,166

		France – 4.45%
EUR	160,000	AXA S.A. (a)	5.125%	7/4/43	197,816
USD	90,000	Banque PSA Finance S.A.	5.750%	4/4/21	95,589
EUR	100,000	BNP Paribas Cardif S.A. (c)	4.032%	11/25/25	101,439
EUR	100,000	Carmila SAS	2.375%	9/18/23	109,153
EUR	200,000	CNP Assurances (a)	4.500%	6/10/47	203,674
EUR	100,000	Dry Mix Solutions Investissements SAS (a)	4.122%	6/15/21	105,498
EUR	100,000	HomeVi SAS (b)	6.875%	8/15/21	112,365
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	115,865
EUR	100,000	Solvay Finance S.A. (c)	5.869%	6/3/24	103,502
					1,144,901

		Germany – 1.36%
EUR	100,000	Heidelberger Druckmaschinen AG	8.000%	5/15/22	106,288
EUR	120,000	Kirk Beauty One GmbH	8.750%	7/15/23	132,045
EUR	100,000	Rapid Holding GmbH	6.625%	11/15/20	111,282
					349,615

		Ireland – 0.45%
EUR	100,000	Eircom Finance, Ltd.	9.250%	5/15/20	114,921

		Italy – 0.83%
EUR	200,000	Intesa Sanpaolo SpA (c)	7.000%	1/19/21	214,452

		Japan – 0.66%
EUR	170,000	SoftBank Group Corp.	5.250%	7/30/27	168,968

		Jersey – 0.66%
GBP	120,000	Aston Martin Capital, Ltd.	9.250%	7/15/18	171,330

		Luxembourg – 2.88%
EUR	100,000	Altice Luxembourg S.A.	7.250%	5/15/22	102,778
EUR	100,000	Cerberus Nightingale 1 SARL	8.250%	2/1/20	110,226
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Luxembourg (continued)
EUR	100,000	Dufry Finance SCA (b)	4.500%	8/1/23	$111,309
EUR	200,000	Grand City Properties S.A. (c)	3.750%	2/8/22	197,537
EUR	100,000	Pentair Finance S.A.	2.450%	9/17/19	109,864
EUR	100,000	Wind Acquisition Finance S.A. (a) (b)	5.091%	4/30/19	108,388
					740,102

		Netherlands – 3.73%
EUR	100,000	ASR Nederland N.V. (a)	5.125%	9/29/45	107,864
EUR	100,000	Grupo Antolin Dutch BV	5.125%	6/30/22	111,580
EUR	100,000	InterXion Holding N.V.	6.000%	7/15/20	113,292
EUR	100,000	JAB Holdings BV	2.125%	9/16/22	108,374
EUR	200,000	NN Group N.V. (c)	4.500%	1/15/26	207,328
EUR	200,000	Schaeffler Finance BV	3.250%	5/15/25	203,931
EUR	100,000	TMF Group Holding BV (a)	5.262%	12/1/18	108,763
					961,132

		Portugal – 0.40%
EUR	100,000	Energias de Portugal S.A. (a)	5.375%	9/16/75	103,956

		United Kingdom – 13.35%
GBP	130,000	AA Bond Co, Ltd.	5.500%	7/31/22	173,245
GBP	100,000	Admiral Group plc	5.500%	7/25/24	142,758
GBP	66	Annington Finance No 4 plc (a) (d)	1.559%	1/10/23	94
USD	80,000	AstraZeneca plc	3.375%	11/16/25	80,541
EUR	100,000	Atrium European Real Estate, Ltd.	3.625%	10/17/22	112,013
GBP	140,000	Aviva plc (a)	6.875%	5/20/58	216,570
GBP	155,000	Broadgate Financing plc (a)	2.190%	10/5/23	214,786
GBP	50,000	Co-Operative Bank plc	5.125%	9/20/17	70,033
GBP	100,000	CPUK Finance, Ltd. (b)	7.000%	8/28/20	144,948
GBP	100,000	Galaxy Bidco, Ltd. (a) (b)	5.573%	11/15/19	142,476
GBP	50,000	HBOS Capital Funding LP (c)	6.461%	11/30/18	74,896
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	91,483
USD	200,000	Imperial Tobacco Finance plc (b)	3.750%	7/21/22	203,426
GBP	100,000	Investec plc	4.500%	5/5/22	140,446
EUR	100,000	ITV plc	2.125%	9/21/22	110,907
GBP	140,000	Legal & General Group plc (a)	5.375%	10/27/45	199,900
GBP	100,000	Old Mutual plc	8.000%	6/3/21	145,371
GBP	100,000	Pension Insurance Corp., plc	6.500%	7/3/24	133,666
GBP	100,000	Pizzaexpress Financing 2 plc	6.625%	8/1/21	147,422
GBP	100,000	Prudential plc (a)	5.000%	7/20/55	129,348
GBP	50,000	RSA Insurance Group plc (a)	9.375%	5/20/39	82,635
GBP	100,000	Scottish Widows plc	5.500%	6/16/23	146,605
GBP	100,000	Standard Chartered plc	5.125%	6/6/34	121,281
GBP	100,000	Standard Life plc (a)	5.500%	12/4/42	148,266
GBP	70,000	Tesco plc	6.000%	12/14/29	98,240
EUR	50,000	The Royal Bank of Scotland plc (a)	4.625%	9/22/21	54,417
EUR	100,000	Vougeot Bidco plc (a) (b)	5.106%	7/15/20	108,545
					3,434,318
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 11.48%
USD	70,000	Amgen, Inc.	3.625%	5/22/24	$70,975
EUR	100,000	Bank of America Corp.	2.375%	6/19/24	113,848
EUR	115,000	Berkshire Hathaway, Inc.	1.125%	3/16/27	114,642
USD	50,000	BlueLine Rental Finance Corp. (b)	7.000%	2/1/19	39,500
USD	36,000	Burlington Northern Santa Fe LLC	4.150%	4/1/45	33,460
USD	200,000	Calpine Corp. (e)	5.750%	1/15/25	180,500
USD	200,000	CCO Holdings LLC (b)	5.875%	5/1/27	197,500
USD	100,000	Centene Escrow Corp. (f)	6.125%	2/15/24	103,000
USD	100,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	91,000
USD	120,000	Citigroup, Inc.	2.650%	10/26/20	119,926
USD	60,000	ConAgra Foods, Inc.	3.200%	1/25/23	58,350
USD	200,000	Digicel Group, Ltd. (a) (b) (e)	8.250%	9/30/20	162,775
USD	70,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	6.000%	8/15/40	69,606
USD	40,000	First Data Corp. (b)	7.000%	12/1/23	40,400
USD	125,000	Frontier Communications Corp. (b)	11.000%	9/15/25	120,937
USD	110,000	Hewlett-Packard Enterprise Co. (b)	4.900%	10/15/25	104,897
USD	100,000	ILFC E-Capital Trust I (a) (b)	4.490%	12/21/65	90,000
EUR	100,000	Jarden Corp.	3.750%	10/1/21	113,442
USD	75,000	KLX, Inc. (b)	5.875%	12/1/22	70,492
USD	130,000	Meccanica Holdings USA, Inc. (b) (d)	6.250%	1/15/40	118,625
USD	65,000	Medtronic, Inc.	3.150%	3/15/22	67,192
USD	85,000	Platform Specialty Products Corp. (b)	10.375%	5/1/21	79,475
USD	130,000	QUALCOMM, Inc.	4.800%	5/20/45	115,984
USD	200,000	RCN Telecom Services LLC (b)	8.500%	8/15/20	201,750
USD	125,000	T-Mobile USA, Inc.	6.500%	1/15/26	125,625
USD	40,000	The Priceline Group, Inc.	3.650%	3/15/25	39,716
USD	150,000	TransDigm, Inc.	6.000%	7/15/22	147,750
USD	22,000	Trinity Industries, Inc.	4.550%	10/1/24	19,702
USD	28,000	Verizon Communications, Inc.	6.550%	9/15/43	32,802
USD	27,000	Verizon Communications, Inc.	5.012%	8/21/54	24,391
USD	100,000	West Corp. (b)	5.375%	7/15/22	84,625
					2,952,887

		Total corporate bonds
		(Cost $11,201,724)			10,396,748

Commercial mortgage-backed securities – 5.65%

		Germany – 1.47%
EUR	238,946	German Residential Funding plc (a)	1.496%	8/27/24	261,439
EUR	109,478	Juno Eclipse 2007-2, Ltd. (a)	0.088%	11/20/22	116,496
					377,935

		United Kingdom – 2.35%
GBP	71,000	Business Mortgage Finance 3 plc (a)	4.223%	11/15/38	96,033
GBP	112,609	Business Mortgage Finance 3 plc (a)	1.973%	11/15/38	164,173
GBP	49,386	DECO 12-UK 4 plc (a)	0.779%	1/27/20	66,944
GBP	50,000	Eddystone Finance plc (a)	1.349%	4/19/21	68,599
GBP	55,000	Eddystone Finance plc (a)	1.749%	4/19/21	74,933
GBP	94,219	Taurus CMBS UK 2014-1, Ltd. (a)	1.979%	5/1/22	133,413
					604,095
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 1.83%
USD	237,000	Invitation Homes 2015-SFR2 Trust (a) (b)	2.426%	6/17/32	$227,008
USD	100,000	Progress Residential 2014-SFR1 Trust (a) (b)	2.676%	10/17/31	97,341
USD	149,760	Progress Residential Series 2014-SFR1 Trust (a) (b)	1.526%	10/17/31	147,789
					472,138

		Total commercial mortgage-backed securities
		(Cost $1,650,120)			1,454,168

Credit Card Receivables – 3.23%

		United Kingdom – 0.73%
GBP	133,000	Gracechurch Card Funding plc (a)	1.011%	7/15/21	188,701

		United States – 2.50%
USD	270,000	Barclays Dryrock Issuance Trust (a)	0.786%	12/16/19	269,908
USD	104,000	Capital One Multi-Asset Execution Trust (a)	0.466%	7/15/20	103,580
USD	270,000	Discover Card Execution Note Trust (a)	0.856%	7/15/21	269,254
					642,742

		Total Credit Card Receivables
		(Cost $850,623)			831,443

Collateralized loan obligations – 3.54%

		Ireland – 1.00%
EUR	127,000	Bacchus Series 2006-2 plc (a)	0.696%	8/17/22	136,586
EUR	12,734	Clavos Euro CDO Ltd. (a)	1.357%	4/18/23	13,802
EUR	100,000	Harvest CLO XIV Designated Activity Co. (a)	3.000%	11/18/29	107,474
					257,862

		Luxembourg – 0.53%
EUR	125,000	GSC European CDO I - R S.A. (a)	1.322%	12/15/22	132,681
EUR	3,592	Harvest CLO II S.A. (a)	0.631%	5/21/20	3,886
					136,567

		Netherlands – 2.01%
EUR	100,000	Babson Euro CLO 2015-1 BV (a)	3.614%	10/25/29	103,421
EUR	100,000	Highlander Euro CDO II BV (a)	0.519%	12/14/22	99,576
EUR	100,000	Jubilee BV (a)	2.757%	7/12/28	105,196
EUR	100,000	Jubilee CDO VI BV (a)	0.636%	9/20/22	102,830
EUR	100,000	Wood Street CLO II BV (a)	0.630%	3/29/21	104,410
					515,433

		Total collateralized loan obligations
		(Cost $959,333)			909,862
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Residential mortgage-backed securities – 9.88%

		Australia – 0.37%
GBP	68,549	Interstar Millennium Series 2004-4E Trust (a)	0.933%	11/14/36	$94,243

		Netherlands – 1.71%
EUR	200,000	Dolphin Master Issuer BV (a)	0.719%	9/28/99	219,850
EUR	200,000	Storm 2015 - IV BV (a)	1.158%	8/22/54	220,146
					439,996

		United Kingdom – 7.80%
EUR	109,008	Alba Series 2006-2 plc (a)	0.032%	12/15/38	106,980
GBP	54,504	Alba Series 2006-2 plc (a)	0.753%	12/15/38	70,366
GBP	119,000	Eurosail 2006-1 plc (a)	0.843%	6/10/44	147,140
EUR	140,000	Eurosail 2006-1 plc (a)	0.134%	6/10/44	130,992
GBP	50,000	Eurosail-UK 2007-2np plc (a)	0.835%	3/13/45	52,748
GBP	159,969	Gosforth Funding 2012-1 plc (a)	2.135%	12/19/47	228,784
EUR	178,971	Holmes Master Issuer plc (a)	1.306%	10/15/54	194,427
GBP	136,591	Money Partners Securities 4 plc (a)	0.963%	3/15/40	182,624
EUR	136,059	Paragon Mortgages No. 8 plc	0.216%	4/16/35	134,575
EUR	234,687	Paragon Mortgages No. 9 plc (a)	0.279%	5/15/41	232,218
EUR	149,508	Paragon Mortgages No.12 plc (a)	0.159%	11/15/38	146,497
GBP	136,063	RMAC 2005-NS3 plc (a)	0.945%	6/12/43	177,963
GBP	62,253	Southern Pacific Financing plc (a)	1.043%	6/10/43	69,696
GBP	100,000	Warwick Finance Residential Mortgages number one plc (a)	2.085%	9/21/49	132,550
					2,007,560

		Total residential mortgage-backed securities
		(Cost $2,781,687)			2,541,799

Principal					Value
amount			Coupon	Maturity	(note 2)

Sovereign debt obligations – 17.86%
EUR	1,017,122	Italy Buoni Poliennali Del Tesoro (g)	2.350%	9/15/19	1,204,100
EUR	463,000	Italy Buoni Poliennali Del Tesoro	3.500%	11/1/17	532,465
JPY	130,000,000	Japan Treasury Discount Bill	—%	2/22/16	1,073,790
MXN	6,566,100	Mexican Bonos	10.000%	12/5/24	463,620
NZD	434,000	New Zealand Government Bond (g)	4.500%	2/15/16	427,372
RON	390,000	Romania Government Bond	5.950%	6/11/21	108,613
EUR	718,000	Spain Government Bond	0.500%	10/31/17	784,771

		Total sovereign debt obligations
		(Cost $5,015,328)			4,594,731
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

US government obligations – 6.23%

		United States – 6.23%
USD	845,169	United States Treasury Inflation Indexed Bonds (e) (g)	0.625%	1/15/24	$853,191
USD	769,174	United States Treasury Inflation Indexed Bonds (g)	0.250%	1/15/25	749,799
					1,602,990

		Total US government obligations
		(Cost $1,593,769)			1,602,990

		Total long-term investments
		(Cost $24,325,303)			22,601,071

	Shares

Short-term investment – 14.55%
	3,743,698	Fidelity Institutional Treasury Portfolio (e)			3,743,698

		Total short-term investment
		(Cost $3,743,698)			3,743,698
Total investments(h) – 102.40%
		(Cost $28,069,001)			26,344,769
Financial Derivative Instruments (Cost or Premiums, net — $157,619)(i) – 1.70%					437,375
Net other assets and liabilities – (4.10)%					(1,054,744)
Total net assets – 100.00%					$25,727,400

(a)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at January 31, 2016.

(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2016, the restricted securities held by the Fund had an aggregate value of $2,754,737, which represented 10.7% of net assets.

(c)	Maturity date is perpetual. Maturity date presented represents the next call date.
(d)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(e)	This investment was segregated for open swap contracts and delayed delivery purchases at January 31, 2016.
(f)	Security is purchased on a delayed delivery basis.
(g)	Indexed security in which both the coupon and principal are adjusted in-line with movements in the inflation index in that sovereign market.
(h)	All or a portion of these securities and short-term investments were segregated for open futures contracts, forward foreign currency contracts, options, delayed delivery purchases and swap contracts.
(i)	Information with respect to financial derivative instruments is disclosed in the following tables.
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
(i) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability

UK Long Gilt (Short)	(8)	3/29/16	$1,371,551	$—	$(31,238)
Total				$—	$(31,238)
During the period ended January 31, 2016, average monthly notional value related to futures contracts was approximately $2.8 million or 10.8% of ending net assets.
SWAP CONTRACTS
Interest Rate Swap Contracts

	Notional	Fund		Annual		Unrealized
	amounts	Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Exchange	(000s)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability

LCH	$3,876	Receives	6-month GBP LIBOR	2.230%	6/18/2020	$—	$(64,605)
LCH	3,790	Pays	6-month GBP LIBOR	1.560%	6/17/2018	53,641	—
LCH	990	Receives	3-month USD LIBOR	3.4270%	9/22/2026	—	(137,149)
LCH	1,840	Pays	3-month USD LIBOR	3.100%	9/22/2021	145,518	—
LCH	1,800	Receives	3-month USD LIBOR	3.6300%	10/6/2034	—	(138,262)
LCH	2,140	Pays	3-month USD LIBOR	3.4630%	10/6/2044	114,489	—
LCH	259	Pays	3-month USD LIBOR	3.1035%	5/14/2045	8,095	—
LCH	126	Receives	3-month USD LIBOR	3.250%	5/14/2035	—	(5,827)
LCH	2,060	Pays	3-month USD LIBOR	1.3750%	9/29/2018	13,260	—
LCH	2,150	Receives	3-month USD LIBOR	2.2250%	9/28/2020	—	(24,061)
LCH	590	Receives	3-month USD LIBOR	2.1925%	3/11/2026	—	(20,035)
LCH	310	Receives	3-month USD LIBOR	2.6160%	3/11/2046	—	(22,677)
LCH	1,681	Receives	6-month GBP LIBOR	2.4387%	9/1/2025	—	(32,365)
LCH	1,560	Pays	6-month EURIBOR	1.7980%	9/3/2025	46,005	—
LCH	2,026	Pays	6-month EURIBOR	0.1810%	12/1/2019	4,922	—
LCH	563	Receives	6-month EURIBOR	1.6250%	12/3/2045	—	(9,005)
Total						$385,930	$(453,986)
LCH            London Clearing House
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
CREDIT DEFAULT SWAP CONTRACTS

Upfront
		Rates			Implied	Notional		premiums		Unrealized
	Reference	received/		Termination	credit	amount		paid/		appreciation/			Value
Exchange	entity	(paid	)	date	spread	(000s	)	(received	)	(depreciation	)	Asset	Liability

Protection purchased:
ICE	North America
High Yield CDS
	Index, Series 24	5.00%		12/20/2020	5.04%	$1,800		$(19,980)		$22,703		$2,723	$—

ICE	InterContinental Exchange
During the period ended January 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $41.7 million or 162.1% of ending net assets.

	Cost or Premiums, net	Asset	Liability
TOTAL CENTRALLY CLEARED SWAP CONTRACTS	$(19,980)	$388,653	$(453,986)
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2016

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Futures	Purchased	Swap		Futures	Written	Swap
	Contracts	Options	Contracts	Total	Contracts	Options	Contracts	Total

Total Exchange-Traded or
Centrally Cleared	$—	$—	$388,653	$388,653	$(31,238)	$—	$(453,986)	$(485,224)

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized
			Local	Current	appreciation/
		Value	amount	notional	(depreciation)
	Counterparty	date	(000's)	value	Asset	Liability

Australian Dollar (Long)	Deutsche Bank AG	3/11/16	732	$516,979	$—	$(9,241)
Australian Dollar (Long)	Citibank, N.A.	3/11/16	17	12,049	163	—
Australian Dollar (Short)	Morgan Stanley Capital Services LLC	3/11/16	19	13,635	—	(324)
British Pound (Long)	JP Morgan Chase Bank, N.A.	3/11/16	802	1,142,828	—	(18,601)
British Pound (Short)	Citibank, N.A.	3/11/16	186	264,087	768	—
British Pound (Short)	Deutsche Bank AG	3/11/16	115	163,105	8,712	—
British Pound (Short)	Morgan Stanley Capital Services LLC	3/11/16	4,022	5,731,785	337,625	—
Canadian Dollar (Long)	JP Morgan Chase Bank, N.A.	3/11/16	22	15,845	537	—
Canadian Dollar (Short)	Morgan Stanley Capital Services LLC	3/11/16	23	15,846	—	(652)
Euro (Long)	Deutsche Bank AG	3/11/16	1,301	1,411,145	1,748	—
Euro (Short)	Citibank, N.A.	3/11/16	6,516	7,066,045	78,595	—
Euro (Short)	JP Morgan Chase Bank, N.A.	3/11/16	3,388	3,674,044	48,009	—
Euro (Short)	Morgan Stanley Capital Services LLC	3/11/16	898	973,861	10,505	—
Indian Rupee (Long)	Morgan Stanley Capital Services LLC	3/11/16	6,602	96,671	—	(710)
Indian Rupee (Short)	Citibank, N.A.	3/11/16	6,602	96,671	1,259	—
Japanese Yen (Long)	Morgan Stanley Capital Services LLC	3/11/16	32,777	270,964	1,234	—
Japanese Yen (Short)	Morgan Stanley Capital Services LLC	2/22/16	130,000	1,074,180	—	(14,633)
Japanese Yen (Short)	Barclays Capital	3/11/16	30,824	254,819	—	(999)
Mexican Peso (Long)	Deutsche Bank AG	3/11/16	2,305	126,757	—	(7,877)
Mexican Peso (Short)	Citibank, N.A.	3/11/16	4,824	265,267	4,733	—
Mexican Peso (Short)	JP Morgan Chase Bank, N.A.	3/11/16	31	1,741	610	—
New Zealand Dollar (Short)	Morgan Stanley Capital Services LLC	3/11/16	667	430,793	9,115	—
New Zealand Dollar (Short)	Deutsche Bank AG	3/11/16	780	503,966	22,254	—
Romanian Leu (Short)	Citibank, N.A.	3/11/16	467	111,078	2,398	—
Swiss Franc (Long)	Barclays Capital	3/11/16	260	254,205	386	—
Swiss Franc (Short)	Morgan Stanley Capital Services LLC	3/11/16	260	253,891	10,486	—
Total					$539,137	$(53,037)
During the period ended January 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $25.5 million or 99.1% of ending net assets.
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
PURCHASED OPTIONS
Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value

British Pound vs.	Barclays Capital plc	250,000 GBP	Put	1.90	12/1/16	$766	$6,785	$7,551
Canadian Dollar
New Zealand Dollar	Citibank, N.A.	950,000 NZD	Put	0.625	2/12/16	(14,199)	15,201	1,002
vs. U.S. Dollar
U.S. Dollar vs. Korean Won	JP Morgan	1,440,000USD	Call	1,250	12/19/16	10,680	42,386	53,066
	Chase Bank, N.A.
Total						$(2,753)	$64,372	$61,619
Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value

OTC 10-Year Interest
Rate Swap (Pay 4%,	Deutsche
Receive 3-month LIBOR)	Bank AG	4,100,000 USD	Put	4%	4/18/16	$(101,668)	$101,680	$12
OTC 30-Year Interest
Rate Swap (Pay 3%,
Receive 6-month
EURIBOR)	Citibank, N.A.	1,000,000 EUR	Put	3%	4/17/19	(106,309)	130,538	24,229
OTC 30-Year Interest
Rate Swap (Pay 4%,	JP Morgan
Receive 3-month LIBOR)	Chase Bank, N.A.	1,510,000 USD	Put	4%	6/20/16	(12,696)	13,002	306
Total						$(220,673)	$245,220	$24,547

	Cost	Value
TOTAL OVER-THE-COUNTER PURCHASED OPTIONS	$309,592	$86,166
WRITTEN OPTIONS
Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/	Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Received	Value

British Pound vs.
Canadian Dollar	Barclays Capital plc	(250,000) GBP	Put	1.79	12/1/16	$(645)	$(2,686)	$(3,331)
New Zealand Dollar vs.
U.S. Dollar	Citibank, N.A.	(950,000) NZD	Put	0.575	2/12/16	4,713	(4,719)	(6)
U.S. Dollar vs.
Korean Won	Citibank, N.A.	(1,440,000) USD	Call	1,350	12/19/16	(6,349)	(21,492)	(27,841)
Total						$(2,281)	$(28,897)	$(31,178)
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value

OTC 10-Year Interest
Rate Swap (Pay 3-month	Deutsche
LIBOR, Receive 5%)	Bank AG	(4,100,000) USD	Put	5%	4/18/16	$32,389		$(32,390)	$(1)
OTC 30-Year Interest
Rate Swap (Pay 6-month
EURIBOR, Receive 4%)	Citibank, N.A.	(1,000,000) EUR	Put	4%	4/17/19	50,731		(57,672)	(6,941)
OTC 30-Year Interest
Rate Swap (Pay 3-month	JP Morgan
EURIBOR, Receive 2.82%)	Chase Bank, N.A.	(1,120,000) EUR	Put	2.82%	6/20/16	12,834		(13,034)	(200)
Total						$95,954		$(103,096)	$(7,142)

	Premiums Received	Value
TOTAL OVER-THE-COUNTER WRITTEN OPTIONS	$(131,993)	$(38,320)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2016.

	Unrealized			Unrealized
	Appreciation	Value		Depreciation	Value
	Forward			Forward			Net
	Foreign		Total	Foreign		Total	Value	Collateral
	Currency	Purchased	Over-the	Currency	Written	Over-the	of OTC	(Received) /	Net
	Contracts	Options	Counter	Contracts	Options	Counter	Derivatives	Pledged	Exposure(2)

Amounts subject to a master netting agreement:
Barclays Capital plc	$386	$7,551	$7,937	$(999)	$(3,331)	$(4,330)	$3,607	—	$3,607
Citibank, N.A.	87,916	25,231	113,147	—	(34,788)	(34,788)	78,359	—	78,359
Deutsche Bank AG	32,714	12	32,726	(17,118)	(1)	(17,119)	15,607	—	15,607
JP Morgan Chase Bank, N.A.	49,156	53,372	102,528	(18,601)	(200)	(18,801)	83,727	—	83,727
Morgan Stanley Capital Services LLC	368,965	—	368,965	(16,319)	—	(16,319)	352,646	—	352,646
	$539,137	$86,166	$625,303	$(53,037)	$(38,320)	$(91,357)	$533,946	$—	$533,946

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$157,619	$1,013,956	$(576,581)
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Sovereign	24.09%
Whole Loan CMO Other	6.60
Other ABS	5.37
CMBS Other	3.53
Life/Health Insurance	3.50
Multi-line Insurance	3.46
Credit Card Bullet	2.50
Whole Loan CMO Mezzanine	2.08
Real Estate Operations/Development	2.03
Cable TV	1.82
Diversified Banking Institution	1.48
Property/Casualty Insurance	1.43
Telephone-Integrated	1.35
Commercial Banks Non-US	1.31
Auto/Truck Parts & Equipment-Original	1.23
WL Collat CMO Mezzanine	1.21
Telecommunication Services	1.20
Cellular Telecommunications	1.12
Auto-Cars/Light Trucks	1.04
Aerospace/Defense-Equipment	0.85
Tobacco	0.79
Credit Card Other	0.73
Finance-Other Services	0.70
Independent Power Producer	0.70
Auto Repair Centers	0.67
Investment Management & Advising Services	0.57
Retail - Restaurants	0.57
Resorts/Theme Parks	0.56
Diversified Financial Services	0.55
Retail-Perfume & Cosmetics	0.51
Diversified Manufacturing Operations	0.50
Aerospace/Defense	0.46
Computer Data Security	0.45
Reinsurance	0.45
Semiconductor Components-Integrated Circuits	0.45
Applications Software	0.44
Athletic Equipment	0.44
Real Estate Management/Services	0.44
Retirement/Aged Care	0.44
Medical Labs & Testing Services	0.43
Power Conversion/Supply Equipment	0.43
Retail-Misc/Diversified	0.43
Television	0.43
Commercial Services-Finance	0.42
Investment Companies	0.42
Theaters	0.42
Building Products-Cement Aggregates	0.41
Computer Services	0.41
Machinery-Print Trade	0.41
Cable/Satellite TV	0.40
Chemicals - Diversified	0.40
Electric-Integrated	0.40
Medical-HMO	0.40

Industry concentration as	% of net
a percentage of net assets:	assets

Food-Retail	0.38%
Automobile ABS Other	0.35
Finance-Leasing Company	0.35
Medical-Hospitals	0.35
Chemicals - Specialty	0.31
Medical - Drugs	0.31
CMBS Subordinated	0.29
Money Center Banks	0.29
Medical-Biomedical/Gene	0.28
Cooperative Banks	0.27
Medical Instruments	0.26
Food-Miscellaneous/Diversified	0.23
Data Processing/Management	0.16
Public Thoroughfares	0.16
E-Commerce/Services	0.15
Machinery-Construction & Mining	0.15
Transport-Rail	0.13
Long-Term Investments	87.85
Short-Term Investment	14.55
Total investments	102.40
Financial Derivative Instruments	1.70
Net other assets and liabilities	(4.10)
100.00%
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

Euro	38%
US Dollar	36
British Pound	18
Japanese Yen	4
Mexican Peso	2
New Zealand Dollar	2
Romanian Leu	0 *
100%
* Less than 0.5% of total investments.
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Auto Loan Receivables
Luxembourg	$—	$269,330	$—	$269,330
Total Auto Loan Receivables	—	269,330	—	269,330

Corporate Bonds
Australia	—	40,166	—	40,166
France	—	1,144,901	—	1,144,901
Germany	—	349,615	—	349,615
Ireland	—	114,921	—	114,921
Italy	—	214,452	—	214,452
Japan	—	168,968	—	168,968
Jersey	—	171,330	—	171,330
Luxembourg	—	740,102	—	740,102
Netherlands	—	961,132	—	961,132
Portugal	—	103,956	—	103,956
United Kingdom	—	3,434,318	—	3,434,318
United States	—	2,952,887	—	2,952,887
Total Corporate Bonds	—	10,396,748	—	10,396,748

Commercial Mortgage-backed Securities
Germany	—	377,935	—	377,935
United Kingdom	—	604,095	—	604,095
United States	—	472,138	—	472,138
Total Commercial Mortgage-backed Securities	—	1,454,168	—	1,454,168

Credit Card Receivables
United Kingdom	—	188,701	—	188,701
United States	—	642,742	—	642,742
Total Credit Card Receivables	—	831,443	—	831,443

Collateralized Loan Obligations
Ireland	—	257,862	—	257,862
Luxembourg	—	136,567	—	136,567
Netherlands	—	515,433	—	515,433
Total Collateralized Loan Obligations	—	909,862	—	909,862

Residential Mortgage-backed Securities
Australia	—	94,243	—	94,243
Netherlands	—	439,996	—	439,996
United Kingdom	—	2,007,560	—	2,007,560
Total Residential Mortgage-backed Securities	—	2,541,799	—	2,541,799
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Sovereign Debt Obligations	$—	$4,594,731	$—	$4,594,731
Total Sovereign Debt Obligations	—	4,594,731	—	4,594,731

US Government Obligations
United States	—	1,602,990	—	1,602,990
Total US Government Obligations	—	1,602,990	—	1,602,990

Short-Term Investment	3,743,698	—	—	3,743,698
Total Investments	$3,743,698	$22,601,071	$—	$26,344,769

Financial Derivative Instruments - Assets
Exchange-Traded or Centrally Cleared	$—	$388,653	$—	$388,653
Over-The-Counter	—	625,303	—	625,303
Total Financial Derivative Instruments - Assets	$—	$1,013,956	$—	$1,013,956

Liabilities
Financial Derivative Instruments - Liabilities
Exchange-Traded or Centrally Cleared	$(31,238)	$(453,986)	$—	$(485,224)
Over-The-Counter	—	(91,357)	—	(91,357)
Total Financial Derivative Instruments - Liabilities	$(31,238)	$(545,343)	$—	$(576,581)
During the period ended January 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
Unconstrained Bond Fund
January 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments - Assets
Exchange-traded
Swap Contracts	$—	$—	$385,930	$2,723	$—	$388,653
Over-the-Counter
Forward Foreign Currency Contracts	$539,137	$—	$—	$—	$—	$539,137
Purchased Options	$61,619	$—	$24,547	$—	$—	$86,166
Total	$600,756	$—	$410,477	$2,723	$—	$1,013,956

Financial Derivative Instruments - Liabilities
Exchange-traded
Futures Contracts	$—	$—	$(31,238)	$—	$—	$(31.238)
Swap Contracts	$—	$—	$(453,986)	$—	$—	$(453,986)
Over-the-Counter
Forward Foreign Currency Contracts	$(53,037)	$—	$—	$—	$—	$(53,037)
Written Options	$(31,178)	$—	$(7,142)	$—	$—	$(38,320)
Total	$(84,215)	$—	$(492,366)	$—	$—	$(576,581)
Net	$516,541	$—	$(81,899)	$2,723	$—	$437,375
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$—	$(106,187)	$—	$—	$(106,187)
Forward Foreign Currency Contracts	$468,230	$—	$—	$—	$—	$468,230
Options	$(763)	$—	$(110,374)	$—	$—	$(111,137)
Swap Contracts	$—	$—	$45,503	$14,965	$9,884	$70,352
Total	$467,467	$—	$(171,058)	$14,965	$9,884	$321,258

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$—	$5,377	$—	$—	$5,377
Forward Foreign Currency Contracts	$292,045	$—	$—	$—	$—	$292,045
Options	$(23,175)	$—	$55,421	$—	$—	$32,246
Swap Contracts	$—	$—	$(108,194)	$8,488	$10,129	$(89,577)
Total	$268,870	$—	$(47,396)	$8,488	$10,129	$240,091
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
January 31, 2016

		Value
Shares		(note 2)

Common stocks – 95.87%

	Ireland – 2.23%
1,204	Perrigo Co. plc	$174,074

	United States – 93.64%
914	Acuity Brands, Inc.	185,021
3,120	Adobe Systems, Inc. *	278,086
3,410	Amphenol Corp., Class A	169,034
5,156	Bank of the Ozarks, Inc.	228,617
2,050	Bio-Techne Corp.	169,514
891	C.R. Bard, Inc.	163,294
4,487	Cantel Medical Corp.	266,393
1,716	Celgene Corp. *	172,149
3,299	Cerner Corp. *	191,375
3,893	Cognizant Technology
	Solutions Corp., Class A *	246,466
1,790	Costco Wholesale Corp.	270,505
2,779	Danaher Corp.	240,800
2,088	Ecolab, Inc.	225,233
3,536	Fiserv, Inc. *	334,364
1,575	Henry Schein, Inc. *	238,518
2,466	Intuit, Inc.	235,528
4,792	Microchip Technology, Inc.	214,730
4,056	Raymond James
	Financial, Inc.	177,693
2,523	Red Hat, Inc. *	176,736
1,374	Snap-on, Inc.	221,983
5,245	Starbucks Corp.	318,739
2,088	The JM Smucker Co.	267,932
2,318	The Middleby Corp. *	209,454
3,982	The TJX Companies, Inc.	283,678
1,998	The Walt Disney Co.	191,448
2,979	Tractor Supply Co.	263,075
1,020	Ultimate Software Group, Inc. *	179,143
2,831	Under Armour, Inc., Class A *	241,852
3,469	VF Corp.	217,159
2,377	Visa, Inc., A Shares	177,063
2,125	Wabtec Corp.	135,894
3,321	Walgreens Boots Alliance, Inc.	264,750
743	WW Grainger, Inc.	146,141
		7,302,367

	Total common stocks
	(Cost $7,311,378)	7,476,441

	Total long-term investments
	(Cost $7,311,378)	7,476,441

		Value
Shares		(note 2)

Short-term investment – 3.80%
296,539	Fidelity Institutional
	Treasury Portfolio	$296,539

	Total short-term investment
	(Cost $296,539)	296,539

	Total investments – 99.67%
	(Cost $7,607,917)	7,772,980
Net other assets and liabilities – 0.33%		25,531

Total net assets – 100.00%		$7,798,511

*	Non-income producing security
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
January 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Medical Products	6.47%
Apparel Manufacturers	5.89
Applications Software	5.29
Machinery-General Industrials	4.43
Data Processing/Management	4.29
Retail - Restaurants	4.09
Retail-Major Department Store	3.64
Electronic Forms	3.57
Retail-Discount	3.47
Food-Confectionery	3.44
Retail-Drug Store	3.39
Retail-Gardening Products	3.37
Computer Services	3.16
Diversified Manufacturing Operations	3.09
Commercial Banks-Southern US	2.93
Chemicals - Specialty	2.89
Tools-Hand Held	2.85
Electronic Components-Semiconductors	2.75
Medical Information Systems	2.45
Multimedia	2.45
Lighting Products & Systems	2.37
Enterprise Software/Services	2.30
Finance - Investment Banking & Brokerage	2.28
Commercial Services-Finance	2.27
Medical-Generic Drugs	2.23
Medical-Biomedical/Gene	2.21
Electronic Connectors	2.17
Medical Instruments	2.17
Disposable Medical Products	2.09
Distribution/Wholesale	1.87
Long-Term Investments	95.87
Short-Term Investment	3.80
Total Investments	99.67
Net other assets and liabilities	0.33
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments

US Dollar	100%
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
January 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Ireland	$174,074	$—	$—	$174,074
United States	7,302,367	—	—	7,302,367
Total Common Stocks	7,476,441	—	—	7,476,441

Short-term investment	296,539	—	—	296,539
Total Investments	$7,772,980	$—	$—	$7,772,980
During the period ended January 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Assets:
Investments, at fair value
Securities	$27,038,511	$100,456,047
Affiliated companies	6,639,924	—
Short term investment	17,927,660	1,147,287
Other Securities (see note 2)	—	—
Total investments	51,606,095	101,603,334
Cash	—	—
Foreign cash, at value	—	24
Cash at broker for open futures contracts	1,722,742	—
Dividends, interest and securities lending income receivable	9,468	267,639
Receivable for investment securities sold	—	349,269
Receivable for fund shares sold	400	8,007,501
Financial Derivative Instruments
Exchange-traded or centrally cleared	32,590	—
Over-the-counter	89,262	191,825
Prepaid expenses and other assets	31,022	32,044
Total Assets	53,491,579	110,451,636

Liabilities:
Payable to custodian	—	757,413
Payable for investment securities purchased	—	3,580,972
Payable for collateral on securities loaned	—	—
Payable for fund shares redeemed	70,160	2,057,089
Financial Derivative Instruments
Exchange-traded or centrally-cleared	515,127	—
Over-the-counter	112,519	—
Payable to investment adviser	12,668	62,210
Payable for 12b-1 distribution and service fees	8,550	28,887
Accrued expenses and other payables	29,257	24,923
Total Liabilities	748,281	6,511,494
Net assets	$52,743,298	$103,940,142

Net assets consist of:
Paid-in capital	$55,730,173	$108,184,212
Accumulated undistributed net investment income (loss)	(245,145)	(170,286)
Accumulated net realized gain (loss) on investments, financial derivative instruments, short sales and foreign currency transactions	(1,055,053)	(1,589,267)
Net unrealized appreciation of investments, financial derivative instruments, short sales and foreign currencies	(1,686,677)	(2,484,517)
	$52,743,298	$103,940,142
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$27,119,291	$3,325,368,659	$3,252,027,359	$224,510,995	$24,791,735
—	—	—	—	—
—	103,874,842	118,441,365	12,080,015	2,409,945
—	55,198,044	—	2,766,576	—
27,119,291	3,484,441,545	3,370,468,724	239,357,586	27,201,680
2,522	3,000,460	—	—	—
215,000	798	34	2	—
—	—	—	—	—
62,419	3,602,443	18,172,033	173,711	447,479
714,469	27,116,818	1,345,717	4,003,463	79,463
37,076	22,165,780	15,798,926	230,464	29,846

—	—	—	—	—
—	—	16,408,091	—	22,482
41,913	104,202	102,034	51,286	21,557
28,192,690	3,540,432,046	3,422,295,559	243,816,512	27,802,507

—	—	—	—	—
90,778	48,316,681	—	618,641	850,019
—	55,198,044	—	2,766,576	—
121,373	7,471,823	6,505,534	478,390	1,500

—	—	—	—	—
—	10,198,008	471,433	—	—
12,235	2,553,906	1,953,791	185,449	6,688
3,675	460,055	992,443	77,196	1,133
27,143	661,578	837,292	119,846	35,360
255,204	124,860,095	10,769,115	4,246,098	894,700
$27,937,486	$3,415,571,951	$3,411,526,444	$239,570,414	$26,907,807

$35,249,321	$3,907,982,839	$3,893,502,143	$185,614,307	$29,821,970
33,142	(8,678,350)	11,024,444	(969,455)	33,843
(3,496,692)	(116,311,749)	(250,366,420)	3,814,723	(1,664,674)
(3,848,285)	(367,420,789)	(242,633,723)	51,110,839	(1,283,332)
$27,937,486	$3,415,571,951	$3,411,526,444	$239,570,414	$26,907,807
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Net assets:
Class A Shares	$4,278,688	$36,500,342
Class C Shares	$8,900,252	$28,013,610
Class I Shares	$12,283,042	$39,019,017
Class R6 Shares	$27,281,316	$407,173

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	449,112	3,181,164
Class C Shares (unlimited number of shares authorized)	948,977	2,463,621
Class I Shares (unlimited number of shares authorized)	1,293,190	3,401,092
Class R6 Shares (unlimited number of shares authorized)	2,874,995	35,504

Class A shares:
Net asset value and redemption price per share	$9.53	$11.47
Maximum sales charge*	5.75%	5.00%
Maximum offering price per share	$10.11	$12.07

Class C shares:
Net asset value and offering price per share	$9.38	$11.37

Class I shares:
Net asset value and offering price per share	$9.50	$11.47

Class R6 shares:
Net asset value and offering price per share	$9.49	$11.47

Investments, at cost	$52,772,368	$104,274,441
Cost or Premiums of Financial Derivative Instruments, net	$—	$—
Foreign cash, at cost	$—	$24
Value of securities on loan included in Securities at fair value	$—	$—

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$4,417,165	$831,211,964	$655,100,988	$88,926,804	$1,150,939
$2,925,859	$325,600,333	$1,025,952,685	$67,539,130	$1,114,641
$20,336,363	$2,257,389,475	$1,728,763,995	$82,188,623	$4,752,931
$258,099	$1,370,179	$1,708,776	$915,857	$19,889,296

590,900	26,743,888	92,660,657	4,142,935	128,787
403,518	11,165,287	146,070,089	3,624,840	125,082
2,714,021	72,690,710	244,074,663	3,742,525	534,066
34,462	44,126	241,281	41,691	2,234,884

$7.48	$31.08	$7.07	$21.46	$8.94
5.75%	5.75%	5.75%	5.75%	4.75%
$7.94	$32.98	$7.50	$22.77	$9.39

$7.25	$29.16	$7.02	$18.63	$8.91

$7.49	$31.05	$7.08	$21.96	$8.90

$7.49	$31.05	$7.08	$21.97	$8.90

$30,967,625	$3,841,410,704	$3,628,259,403	$188,242,549	$28,478,603
$—	$—	$—	$—	$28,891
$214,174	$798	$34	$2	$—
$—	$52,671,585	$—	$2,777,501	$—
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

International
Long/Short
Equity
Fund

Assets:
Investments, at fair value
Securities	$5,473,481
Short term investment	9,349,762
Other Securities (see note 2)	—
Total investments	14,823,243
Cash	3,115
Foreign cash, at value	—
Cash at broker for open futures contracts	155,603
Cash at broker for open swap contracts	—
Cash segregated as collateral on securities sold short	552,128
Cash segregated as collateral on equity swap contracts	450,000
Dividends, interest and securities lending income receivable	3,225
Receivable for investment securities sold	301,840
Receivable for fund shares sold	25,590
Receivable from investment adviser	8,885
Financial Derivative Instruments
Exchange-traded or centrally cleared	—
Over-the-counter	467,611
Prepaid expenses and other assets	38,719
Total Assets	16,829,959

Liabilities:
Payable to custodian	—
Payable for investment securities purchased	316,748
Securities sold short, at value	3,303,270
Payable for collateral on securities loaned	—
Payable for fund shares redeemed	—
Payable for short sale financing	3,461
Financial Derivative Instruments
Exchange-traded or centrally-cleared	25,621
Over-the-counter	176,570
Payable for periodic payments on equity swap contracts	6,037
Payable for interest rate swap agreements terminated	—
Payable to investment adviser	—
Payable for 12b-1 distribution and service fees	138
Dividends payable for short sales	843
Accrued expenses and other payables	38,387
Total Liabilities	3,871,075
Net assets	$12,958,884

Net assets consist of:
Paid-in capital	$12,944,071
Accumulated undistributed net investment income (loss)	(320,331)
Accumulated net realized gain (loss) on investments, financial derivative instruments, short sales and foreign currency transactions	84,490
Net unrealized appreciation of investments, financial derivative instruments, short sales and foreign currencies	250,654
$12,958,884
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$4,381,642,272	$4,934,595	$291,276,759	$22,601,071	$7,476,441
298,121,603	220,116	49,863,958	3,743,698	296,539
155,521,617	—	—	—	—
4,835,285,492	5,154,711	341,140,717	26,344,769	7,772,980
—	—	—	4,421	4,349
39,759	—	14,833	1,292	—
—	—	—	118,633	—
—	—	12,024	311,592	—
—	—	—	—	—
—	—	—	—	—
5,756,279	6,298	3,465,583	205,361	359
51,092,196	—	8,611,121	17,403	—
23,071,107	9,211	4,112,413	—	—
—	8,314	—	497	4,438

—	—	—	388,653	—
24,485	—	1,130,557	625,303	—
198,324	32,192	43,430	37,051	36,037
4,915,467,642	5,210,726	358,530,678	28,054,975	7,818,163

—	—	—	—	—
56,426,824	—	27,715,844	1,704,113	—
—	—	—	—	—
155,521,617	—	—	—	—
8,850,273	37,090	565,012	—	—
—	—	—	—	—

—	—	—	485,224	—
11,207,520	—	291,265	91,357	—
—	—	—	—	—
—	—	—	6,349	—
3,505,047	—	146,138	—	—
755,804	149	42,791	1,089	574
—	—	—	—	—
1,132,301	19,503	51,624	39,443	19,078
237,399,386	56,742	28,812,674	2,327,575	19,652
$4,678,068,256	$5,153,984	$329,718,004	$25,727,400	$7,798,511

$4,975,317,461	$5,574,814	$371,143,448	$28,592,558	$7,817,113
(22,940,071)	6,877	(1,072,354)	(1,085,848)	(10,680)
(400,539,605)	(87,208)	(30,071,025)	(330,400)	(172,985)
126,230,471	(340,499)	(10,282,065)	(1,448,910)	165,063
$4,678,068,256	$5,153,984	$329,718,004	$25,727,400	$7,798,511

See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

International
Long/Short
Equity
Fund

Net assets:
Class A Shares	$292,512
Class C Shares	$104,190
Class I Shares	$7,672,533
Class R Shares	$—
Class R6 Shares	$4,889,649

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	29,436
Class C Shares (unlimited number of shares authorized)	10,517
Class I Shares (unlimited number of shares authorized)	769,819
Class R Shares (unlimited number of shares authorized)	—
Class R6 Shares (unlimited number of shares authorized)	490,948

Class A shares:
Net asset value and redemption price per share	$9.94
Maximum sales charge*	5.75%
Maximum offering price per share	$10.55

Class C shares:
Net asset value and offering price per share	$9.91

Class I shares:
Net asset value and offering price per share	$9.97

Class R shares:
Net asset value and offering price per share	$—

Class R6 shares:
Net asset value and offering price per share	$9.96

Investments, at cost	$14,845,003
Cost or Premiums of Financial Derivative Instruments, net	$—
Foreign cash, at cost	$—
Proceeds received on short sales	$(3,314,877)
Value of securities on loan included in Securities at fair value	$—

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$1,487,697,447	$238,456	$45,847,677	$938,377	$2,241,953
$508,502,833	$112,903	$40,967,019	$1,050,375	$121,199
$2,664,525,368	$221,891	$241,559,081	$977,877	$156,140
$16,674,135	$—	$—	$—	$—
$668,473	$4,580,734	$1,344,227	$22,760,771	$5,279,219

60,336,548	25,764	5,128,831	104,655	219,370
22,013,172	12,237	4,606,016	117,254	11,961
108,206,328	23,928	27,098,125	109,095	15,237
688,355	—	—	—	—
27,159	493,752	150,726	2,539,285	515,151

$24.66	$9.26	$8.94	$8.97	$10.22
5.75%	5.75%	4.75%	4.75%	5.75%
$26.16	$9.82	$9.39	$9.42	$10.84

$23.10	$9.23	$8.90	$8.96	$10.13

$24.62	$9.27	$8.91	$8.96	$10.25

$24.22	$—	$—	$—	$—

$24.61	$9.28	$8.92	$8.96	$10.25

$4,697,532,281	$5,494,901	$352,689,736	$28,069,001	$7,607,917
$—	$—	$(273,734)	$157,619	$—
$39,563	$—	$14,834	$821	$—
$—	$—	$—	$—	$—
$149,678,663	$—	$—	$—	$—
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Investment income:
Dividends	$351,694	$787,593
Dividends from affiliated companies	76,314	—
Interest	195	235,969
Securities lending income	—	—
Foreign taxes withheld	—	(28,185)
Total Investment Income	428,203	995,377

Expenses:
Investment advisory fees	115,184	264,798
12b-1 distribution and service fees:
Class A Shares	6,804	26,508
Class B Shares*	—	—
Class C Shares	49,832	88,690
Sub-accounting fees:
Class A Shares	2,329	3,202
Class B Shares*	—	—
Class C Shares	4,222	3,052
Class I Shares	7,076	5,567
Transfer agent fees:
Class A Shares	486	1,576
Class B Shares*	—	—
Class C Shares	745	1,749
Class I Shares	2,221	2,213
Class R6 Shares**	649	7
Registration and filing fees	20,209	21,990
Audit fees	17,155	17,155
Administrative fees	6,941	8,487
Custodian fees	5,027	14,932
Printing and postage fees	3,858	3,574
Legal fees	1,787	1,271
Compliance officer fees	1,003	776
Trustees' fees and expenses	983	1,087
Accounting fees	594	7,693
Miscellaneous fees	3,758	9,558
Total Expenses	250,863	483,885
Fees waived and/or expenses reimbursed by investment adviser	(20,918)	(6,048)
Net Expenses	229,945	477,837
Net investment income/(loss)	$198,258	$517,540

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$498,519	$16,707,619	$117,561,092	$1,352,769	$470
—	—	—	—	—
—	—	—	—	807,938
—	970,574	—	18,285	—
(35,721)	(289,627)	(6,383,634)	(49,591)	—
462,798	17,388,566	111,177,458	1,321,463	808,408

127,523	15,684,672	12,117,309	1,187,613	84,837

8,712	1,123,984	839,708	119,170	2,224
—	11,755	—	14,013	—
15,355	1,749,393	5,412,594	374,515	6,612

3,009	240,846	183,309	35,157	842
—	3,117	—	2,543	—
1,994	145,460	377,524	36,858	55
6,598	756,685	624,587	36,847	265

674	79,568	57,253	7,912	173
—	355	—	296	—
351	27,996	76,222	5,841	21
1,105	146,881	116,230	5,877	1,027
7	388	310	20	471
22,618	209,251	126,138	27,928	20,058
17,155	17,155	17,155	17,155	17,658
3,064	433,531	425,060	31,721	3,151
73,826	276,501	264,440	9,807	12,690
3,314	204,917	228,109	23,389	987
688	81,974	92,641	7,980	720
421	49,479	55,097	5,191	393
429	60,089	59,716	4,549	445
7,109	7,402	7,382	6,926	1,356
3,943	96,218	127,533	9,293	9,624
297,895	21,407,617	21,208,317	1,970,601	163,609
(77,431)	—	—	—	(43,775)
220,464	21,407,617	21,208,317	1,970,601	119,834
$242,334	$(4,019,051)	$89,969,141	$(649,138)	$688,574
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(a)(c)	$(35,941)	$(1,489,982)
Distributions from investment companies(b)	197,982	—
Financial derivative instruments	(1,182,996)	287,796
Foreign currency transactions	(63,833)	(14,110)
Net change in unrealized appreciation/(depreciation) of:
Investments(d)	(2,577,775)	(4,499,919)
Financial derivative instruments	(414,161)	191,825
Translation of other assets and liabilities	23,525	(3,245)
Net Realized and Unrealized Gain/(Loss)	(4,053,199)	(5,527,635)
Net increase/(decrease) in net assets resulting from operations	$(3,854,941)	$(5,010,095)

(a)	Affiliated companies accounted for $(27,001) of the net realized gain/(loss) from investment transactions.
(b)	Includes long-term capital gains distributions from affiliated companies of $181,221 for All Asset Fund.
(c)	Includes foreign capital gains tax paid of $(316) for Emerging Markets Fund.
(d)	Includes change in foreign capital gains tax accrued of $33,504 and $113,735 for Emerging Markets Fund and Global Equity Income Fund, respectively.
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$(1,630,687)	$(41,194,489)	$(243,525,599)	$7,010,101	$(1,080,331)
—	—	—	—	—
—	10,977,854	45,095,511	—	11,528
(19,311)	(1,204,397)	(953,068)	(12,323)	—

(2,492,922)	(542,603,423)	(192,732,262)	(26,744,583)	(989,475)
—	(10,198,008)	11,726,215	—	(6,838)
948	(247,751)	(564,309)	(2,527)	65
(4,141,972)	(584,470,214)	(380,953,512)	(19,749,332)	(2,065,051)
$(3,899,638)	$(588,489,265)	$(290,984,371)	$(20,398,470)	$(1,376,477)
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

International
Long/Short
Equity
Fund
Investment income:
Dividends	$12,731
Interest	—
Securities lending income	—
Foreign taxes withheld	(1,995)
Total Investment Income	10,736

Expenses:
Investment advisory fees	39,521
12b-1 distribution and service fees:
Class A Shares	291
Class B Shares*	—
Class C Shares	517
Class R Shares	—
Sub-accounting fees:
Class A Shares	24
Class B Shares*	—
Class C Shares	—
Class I Shares	425
Class R Shares	—
Transfer agent fees:
Class A Shares	50
Class B Shares*	—
Class C Shares	13
Class I Shares	87
Class R Shares	—
Class R6 Shares**	120
Registration and filing fees	10,026
Audit fees	18,169
Administrative fees	763
Custodian fees	64,987
Printing and postage fees	1,104
Legal fees	234
Compliance officer fees	96
Trustees' fees and expenses	90
Accounting fees	6,886
Deferred offering costs	31,917
Miscellaneous fees	3,101
Total Expenses before expenses on securities sold short	178,421
Short sale financing fees	14,316
Dividend expense on securities sold short	5,224
Total Expenses after expenses on securities sold short	197,961
Fees waived and/or expenses reimbursed by investment adviser	(130,018)
Net Expenses	67,943
Net investment income/(loss)	$(57,207)

*	Class terminated November 4, 2015
**	Class commenced operations November 30, 2015
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$31,660,269	$35,067	$57,317	$505	$30,524
—	—	4,639,704	240,518	—
55,062	1,022	—	—	—
(1,733,332)	(3,884)	(3,742)	(935)	—
29,981,999	32,205	4,693,279	240,088	30,524

20,552,056	17,758	655,424	86,837	28,773

1,941,528	363	43,748	1,191	2,464
38,933	—	7,757	—	—
2,649,953	607	172,940	5,362	324
37,496	—	—	—	—

748,074	74	9,239	7	727
8,326	—	1,104	—	—
288,179	6	11,991	21	4
808,854	11	44,662	—	—
6,778	—	—	—	—

119,844	87	2,640	79	137
813	—	137	—	—
41,316	52	2,358	107	15
150,594	72	8,746	1,059	253
1,523	—	—	—	—
399	141	30	512	179
158,406	14,947	42,943	19,903	10,947
18,101	17,841	18,947	20,285	17,442
550,375	660	28,640	3,228	925
426,414	11,927	39,232	42,585	3,811
281,927	1,104	8,923	841	1,104
115,289	166	3,960	368	237
71,389	90	2,458	359	114
76,392	88	3,711	455	128
7,286	6,618	2,831	8,865	545
—	11,743	—	—	27,639
166,309	3,091	32,388	17,038	1,044
29,266,554	87,446	1,144,809	209,102	96,812
—	—	—	—	—
—	—	—	—	—
29,266,554	87,446	1,144,809	209,102	96,812
—	(62,152)	(1,300)	(82,293)	(57,572)
29,266,554	25,294	1,143,509	126,809	39,240
$715,445	$6,911	$3,549,770	$113,279	$(8,716)
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

International
Long/Short
Equity
Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	$(337,618)
Financial derivative instruments	142,813
Short sales	237,420
Foreign currency transactions	(3,639)
Net change in unrealized appreciation/(depreciation) of:
Investments	21,999
Financial derivative instruments	110,634
Short sales	(14,047)
Translation of other assets and liabilities	(4,856)
Net Realized and Unrealized Gain/(Loss)	152,706
Net increase/(decrease) in net assets resulting from operations	$95,499
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$(105,359,669)	$(82,350)	$(2,386,704)	$(389,425)	$(137,041)
12,508,722	—	7,793,318	321,258	—
—	—	—	—	—
(1,556,734)	(316)	(33,274)	(27,047)	—

(479,216,496)	(665,552)	(10,142,829)	(642,482)	(558,943)
(16,655,077)	—	1,056,681	240,091	—
—	—	—	—	—
(424,515)	(306)	142,629	(5,556)	—
(590,703,769)	(748,524)	(3,570,179)	(503,161)	(695,984)
$(589,988,324)	$(741,613)	$(20,409)	$(389,882)	$(704,700)
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$198,258	$613,801
Net realized gain/(loss) on investments, distributions from investment companies, financial derivative instruments and foreign currency transactions	(1,084,788)	2,487,539
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(2,968,411)	(1,848,724)
Net increase/(decrease) in net assets resulting from operations	(3,854,941)	1,252,616

Distributions to shareholders from net investment income:
Class A Shares	(15,397)	(94,558)
Class C Shares	—	(98,042)
Class I Shares	(101,094)	(737,517)
Class R6 Shares*	(230,208)	—
Total distributions to shareholders from net investment income	(346,699)	(930,117)

Distributions to shareholders from net realized gains:
Class A Shares	(161,332)	(165,496)
Class C Shares	(297,759)	(297,564)
Class I Shares	(411,454)	(1,153,810)
Class R6 Shares*	(860,579)	—
Total distributions to shareholders from net realized gains	(1,731,124)	(1,616,870)

Increase/(decrease) from Fund share transactions:
Class A Shares	(1,568,674)	(2,406,158)
Class C Shares	(917,009)	(46,472)
Class I Shares	(29,819,060)	(1,589,999)
Class R6 Shares*	29,427,882	—
Net decrease from Fund share transactions:	(2,876,861)	(4,042,629)
Net decrease in net assets	(8,809,625)	(5,337,000)

Net assets:
Beginning of period	61,552,923	66,889,923
End of period	$52,743,298	$61,552,923
Accumulated undistributed net investment loss	$(245,145)	$(96,704)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$517,540	$1,108,356
Net realized loss on investments, financial derivative instruments and foreign currency transactions	(1,216,296)	(357,556)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(4,311,339)	1,058,577
Net increase/(decrease) in net assets resulting from operations	(5,010,095)	1,809,377

Distributions to shareholders from net investment income:
Class A Shares	(297,929)	(401,124)
Class C Shares	(202,427)	(199,615)
Class I Shares	(499,472)	(464,983)
Class R6 Shares*	(2,186)	—
Total distributions to shareholders from net investment income	(1,002,014)	(1,065,722)

Distributions to shareholders from net realized gains:
Class A Shares	—	(223,750)
Class C Shares	—	(157,527)
Class I Shares	—	(188,967)
Total distributions to shareholders from net realized gains	—	(570,244)

Increase from Fund share transactions:
Class A Shares	22,237,033	1,726,991
Class C Shares	15,768,725	9,155,941
Class I Shares	17,360,873	16,115,976
Class R6 Shares*	424,453	—
Net increase from Fund share transactions:	55,791,084	26,998,908
Net increase in net assets	49,778,975	27,172,319

Net assets:
Beginning of period	54,161,167	26,988,848
End of period	$103,940,142	$54,161,167
Accumulated undistributed net investment income/(loss)	$(170,286)	$314,188

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Emerging Markets Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$242,334	$51,492
Net realized gain/(loss) on investments and foreign currency transactions	(1,649,998)	781,519
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(2,491,974)	(4,289,654)
Net decrease in net assets resulting from operations	(3,899,638)	(3,456,643)

Distributions to shareholders from net investment income:
Class A Shares	(14,840)	—
Class I Shares	(113,662)	(22,618)
Class R6 Shares*	(1,528)	—
Total distributions to shareholders from net investment income	(130,030)	(22,618)

Increase/(decrease) from Fund share transactions:
Class A Shares	(2,771,305)	729,488
Class C Shares	329,050	(481,012)
Class I Shares	10,158,673	(1,544,468)
Class R6 Shares*	277,376	—
Net increase/(decrease) from Fund share transactions:	7,993,794	(1,295,992)
Net increase/(decrease) in net assets	3,964,126	(4,775,253)

Net assets:
Beginning of period	23,973,360	28,748,613
End of period	$27,937,486	$23,973,360
Accumulated undistributed net investment income/(loss)	$33,142	$(79,162)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income/(loss)	$(4,019,051)	$26,659,649
Net realized loss on investments, financial derivative instruments and foreign currency transactions	(31,421,032)	(13,990,035)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(553,049,182)	128,267,219
Net increase/(decrease) in net assets resulting from operations	(588,489,265)	140,936,833

Distributions to shareholders from net investment income:
Class A Shares	(6,569,247)	(7,764,091)
Class B Shares*	—	(5,811)
Class C Shares	(456,492)	(3,266,638)
Class I Shares	(21,619,784)	(25,811,654)
Class R6 Shares**	(13,049)	—
Total distributions to shareholders from net investment income	(28,658,572)	(36,848,194)

Increase/(decrease) from Fund share transactions:
Class A Shares	79,524,817	127,843,914
Class B Shares*	(4,795,318)	(8,569,612)
Class C Shares	19,835,131	87,256,938
Class I Shares	303,260,740	891,481,823
Class R6 Shares**	1,516,984	—
Net increase from Fund share transactions:	399,342,354	1,098,013,063
Net increase/(decrease) in net assets	(217,805,483)	1,202,101,702

Net assets:
Beginning of period	3,633,377,434	2,431,275,732
End of period	$3,415,571,951	$3,633,377,434
Accumulated undistributed net investment income/(loss)	$(8,678,350)	$23,999,273

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$89,969,141	$192,475,830
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(199,383,156)	10,860,611
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(181,570,356)	(224,041,245)
Net decrease in net assets resulting from operations	(290,984,371)	(20,704,804)

Distributions to shareholders from net investment income:
Class A Shares	(16,144,731)	(39,536,986)
Class C Shares	(22,772,749)	(54,265,095)
Class I Shares	(44,503,150)	(100,478,175)
Class R6 Shares*	(7,717)	—
Total distributions to shareholders from net investment income	(83,428,347)	(194,280,256)

Increase/(decrease) from Fund share transactions:
Class A Shares	22,892,624	(55,180,085)
Class C Shares	3,199,870	246,969,235
Class I Shares	52,405,531	604,508,415
Class R6 Shares*	1,794,938	—
Net increase from Fund share transactions:	80,292,963	796,297,565
Net increase/(decrease) in net assets	(294,119,755)	581,312,505

Net assets:
Beginning of period	3,705,646,199	3,124,333,694
End of period	$3,411,526,444	$3,705,646,199
Accumulated undistributed net investment income	$11,024,444	$4,483,650

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment loss	$(649,138)	$(2,062,822)
Net realized gain on investments and foreign currency transactions	6,997,778	46,418,980
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(26,747,110)	(13,474,239)
Net increase/(decrease) in net assets resulting from operations	(20,398,470)	30,881,919

Distributions to shareholders from net realized gains:
Class A Shares	(12,122,041)	(14,581,856)
Class B Shares*	—	(1,117,177)
Class C Shares	(10,437,961)	(10,977,712)
Class I Shares	(10,850,890)	(15,573,789)
Class R6 Shares**	(118,636)	—
Total distributions to shareholders from net realized gains	(33,529,528)	(42,250,534)

Increase/(decrease) from Fund share transactions:
Class A Shares	8,687,663	(52,367,855)
Class B Shares*	(6,324,806)	(1,836,313)
Class C Shares	4,243,590	350,215
Class I Shares	3,966,479	(15,718,293)
Class R6 Shares**	1,125,051	—
Net increase/(decrease) from Fund share transactions:	11,697,977	(69,572,246)
Net decrease in net assets	(42,230,021)	(80,940,861)

Net assets:
Beginning of period	281,800,435	362,741,296
End of period	$239,570,414	$281,800,435
Accumulated undistributed net investment loss	$(969,455)	$(320,317)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
High Yield Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$688,574	$1,417,853
Net realized loss on investments and financial derivative instruments	(1,068,803)	(527,553)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(996,248)	(492,014)
Net increase/(decrease) in net assets resulting from operations	(1,376,477)	398,286

Distributions to shareholders from net investment income:
Class A Shares	(46,198)	(158,365)
Class C Shares	(32,395)	(58,762)
Class I Shares	(450,117)	(1,337,873)
Class R6 Shares*	(196,291)	—
Total distributions to shareholders from net investment income	(725,001)	(1,555,000)

Distributions to shareholders from net realized gains:
Class A Shares	—	(37,967)
Class C Shares	—	(27,626)
Class I Shares	—	(587,665)
Total distributions to shareholders from net realized gains	—	(653,258)

Increase/(decrease) from Fund share transactions:
Class A Shares	(658,865)	(90,633)
Class C Shares	(153,196)	263,692
Class I Shares	(15,956,578)	268,045
Class R6 Shares*	20,567,186	—
Net increase from Fund share transactions:	3,798,547	441,104
Net increase/(decrease) in net assets	1,697,069	(1,368,868)

Net assets:
Beginning of period	25,210,738	26,579,606
End of period	$26,907,807	$25,210,738
Accumulated undistributed net investment income	$33,843	$70,270

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
International Long/Short Equity Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015 *

Net investment loss	$(57,207)	$(84,901)
Net realized gain on investments, financial derivative instruments, short sales and foreign currency transactions	38,976	74,106
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments, short sales and foreign currency translations	113,730	136,924
Net increase in net assets resulting from operations	95,499	126,129

Distributions to shareholders from net investment income:
Class A Shares	(7,080)	—
Class C Shares	(2,841)	—
Class I Shares	(19,072)	—
Class R6 Shares**	(164,331)	—
Total distributions to shareholders from net investment income	(193,324)	—

Distributions to shareholders from net realized gains:
Class A Shares	(676)	—
Class C Shares	(333)	—
Class I Shares	(3,476)	—
Class R6 Shares**	(15,567)	—
Total distributions to shareholders from net realized gains	(20,052)	—

Increase from Fund share transactions:
Class A Shares	98,853	195,737
Class C Shares	5,152	100,122
Class I Shares	1,711,877	5,860,760
Class R6 Shares**	4,978,131	—
Net increase from Fund share transactions:	6,794,013	6,156,619
Net increase in net assets	6,676,136	6,282,748

Net assets:
Beginning of period	6,282,748	—
End of period	$12,958,884	$6,282,748
Accumulated undistributed net investment loss	$(320,331)	$(69,800)

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$715,445	$47,096,272
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(94,407,681)	186,668,325
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(496,296,088)	10,968,612
Net increase/(decrease) in net assets resulting from operations	(589,988,324)	244,733,209

Distributions to shareholders from net investment income:
Class A Shares	(20,869,230)	(13,739,334)
Class C Shares	(4,349,701)	(1,759,814)
Class I Shares	(44,704,034)	(23,673,060)
Class R Shares	(210,746)	(79,695)
Class R6 Shares*	(11,583)	—
Total distributions to shareholders from net investment income	(70,145,294)	(39,251,903)

Increase/(decrease) from Fund share transactions:
Class A Shares	85,906,191	(447,677,648)
Class B Shares**	(16,351,415)	(13,409,043)
Class C Shares	31,370,955	36,281,349
Class I Shares	690,982,791	845,583,014
Class R Shares	4,651,173	3,658,824
Class R6 Shares*	737,607	—
Net increase from Fund share transactions:	797,297,302	424,436,496
Net increase in net assets	137,163,684	629,917,802

Net assets:
Beginning of period	4,540,904,572	3,910,986,770
End of period	$4,678,068,256	$4,540,904,572
Accumulated undistributed net investment income/(loss)	$(22,940,071)	$46,489,778

*	Class commenced operations November 30, 2015.
**	Class terminated November 4, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
International Select Equity Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015	*

Net investment income	$6,911	$48,093
Net realized gain/(loss) on investments and foreign currency transactions	(82,666)	29,513
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(665,858)	325,359
Net increase/(decrease) in net assets resulting from operations	(741,613)	402,965

Distributions to shareholders from net investment income:
Class A Shares	(2,125)	—
Class C Shares	(87)	—
Class I Shares	(2,356)	—
Class R6 Shares**	(43,034)	—
Total distributions to shareholders from net investment income	(47,602)	—

Distributions to shareholders from net realized gains:
Class A Shares	(1,661)	—
Class C Shares	(786)	—
Class I Shares	(788)	—
Class R6 Shares**	(31,668)	—
Total distributions to shareholders from net realized gains	(34,903)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	6,797	257,531
Class C Shares	10,392	111,850
Class I Shares	(4,735,167)	4,838,337
Class R6 Shares**	5,085,397	—
Net increase from Fund share transactions:	367,419	5,207,718
Net increase/(decrease) in net assets	(456,699)	5,610,683

Net assets:
Beginning of period	5,610,683	—
End of period	$5,153,984	$5,610,683
Accumulated undistributed net investment income	$6,877	$47,568

*	The International Select Equity Fund commenced operations on September 30, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Strategic Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Net investment income	$3,549,770	$3,980,451
Net realized gain on investments, financial derivative instruments and foreign currency transactions	5,373,340	303,507
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(8,943,519)	(1,241,735)
Net increase/(decrease) in net assets resulting from operations	(20,409)	3,042,223

Distributions to shareholders from net investment income:
Class A Shares	(505,006)	(814,505)
Class B Shares*	(15,453)	(126,818)
Class C Shares	(361,446)	(848,492)
Class I Shares	(2,576,906)	(2,845,209)
Class R6 Shares**	(6,105)	—
Total distributions to shareholders from net investment income	(3,464,916)	(4,635,024)

Increase/(decrease) from Fund share transactions:
Class A Shares	18,219,141	16,935,684
Class B Shares*	(3,111,688)	(1,100,439)
Class C Shares	11,490,238	12,458,298
Class I Shares	137,330,894	89,428,317
Class R6 Shares**	1,354,475	—
Net increase from Fund share transactions:	165,283,060	117,721,860
Net increase in net assets	161,797,735	116,129,059

Net assets:
Beginning of period	167,920,269	51,791,210
End of period	$329,718,004	$167,920,269
Accumulated undistributed net investment loss	$(1,072,354)	$(1,157,208)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Unconstrained Bond Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015

Net investment income	$113,279	$352,563
Net realized gain/(loss) on investments, financial derivative instruments and foreign currency transactions	(95,214)	1,004,418
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(407,947)	(1,392,368)
Net decrease in net assets resulting from operations	(389,882)	(35,387)

Distributions to shareholders from net investment income:
Class A Shares	(3,902)	(12,886)
Class C Shares	(784)	(6,200)
Class I Shares	(94,062)	(385,916)
Class R6 Shares*	(37,251)	—
Total distributions to shareholders from net investment income	(135,999)	(405,002)

Distributions to shareholders from net realized gains:
Class A Shares	(36,140)	(42,783)
Class C Shares	(40,844)	(48,979)
Class I Shares	(37,665)	(1,040,174)
Class R6 Shares*	(900,782)	—
Total distributions to shareholders from net realized gains	(1,015,431)	(1,131,936)

Increase/(decrease) from Fund share transactions:
Class A Shares	35,523	(117,696)
Class C Shares	30,856	142,884
Class I Shares	(23,703,839)	170,411
Class R6 Shares*	24,016,172	—
Net increase from Fund share transactions:	378,712	195,599
Net decrease in net assets	(1,162,600)	(1,376,726)

Net assets:
Beginning of period	26,890,000	28,266,726
End of period	$25,727,400	$26,890,000
Accumulated undistributed net investment loss	$(1,085,848)	$(1,063,128)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
US Growth Opportunities Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015 *

Net investment loss	$(8,716)	$(2,089)
Net realized loss on investments	(137,041)	(35,944)
Net change in unrealized appreciation/(depreciation) of investments	(558,943)	724,006
Net increase/(decrease) in net assets resulting from operations	(704,700)	685,973

Increase/(decrease) from Fund share transactions:
Class A Shares	814,112	1,546,643
Class C Shares	117,998	10,000
Class I Shares	(5,551,875)	5,155,183
Class R6 Shares**	5,725,177	—
Net increase from Fund share transactions:	1,105,412	6,711,826
Net increase in net assets	400,712	7,397,799

Net assets:
Beginning of period	7,397,799	—
End of period	$7,798,511	$7,397,799
Accumulated undistributed net investment loss	$(10,680)	$(1,964)
*	The US Growth Opportunities Fund commenced operations on December 18, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$789,246	$2,554,231
Issued as reinvestment of dividends	168,932	243,890
Redeemed	(2,526,852)	(5,204,279)
Net decrease	$(1,568,674)	$(2,406,158)

Class C shares:
Sold	$1,527,857	$4,904,804
Issued as reinvestment of dividends	257,690	347,023
Redeemed	(2,702,556)	(5,298,299)
Net decrease	$(917,009)	$(46,472)

Class I shares:
Sold	$1,917,279	$7,046,213
Issued as reinvestment of dividends	507,864	1,876,370
Redeemed	(32,244,203)	(10,512,582)
Net decrease	$(29,819,060)	$(1,589,999)

Class R6 shares:*
Sold	$28,346,022	$—
Issued as reinvestment of dividends	1,090,787	—
Redeemed	(8,927)	—
Net increase	$29,427,882	$—

Shares

Class A shares:
Sold	79,001	241,338
Issued as reinvestment of dividends	17,076	23,272
Redeemed	(253,216)	(487,973)
Net decrease	(157,139)	(223,363)

Class C shares:
Sold	156,807	470,507
Issued as reinvestment of dividends	26,511	33,502
Redeemed	(275,669)	(506,063)
Net decrease	(92,351)	(2,054)

Class I shares:
Sold	194,125	660,704
Issued as reinvestment of dividends	51,382	179,159
Redeemed	(3,155,558)	(987,950)
Net decrease	(2,910,051)	(148,087)

Class R6 shares:*
Sold	2,765,471	—
Issued as reinvestment of dividends	110,490	—
Redeemed	(966)	—
Net increase	2,874,995	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$26,280,658	$8,893,558
Issued as reinvestment of dividends	270,179	562,190
Redeemed	(4,313,804)	(7,728,757)
Net increase	$22,237,033	$1,726,991

Class C shares:
Sold	$19,468,779	$10,821,649
Issued as reinvestment of dividends	169,885	302,228
Redeemed	(3,869,939)	(1,967,936)
Net increase	$15,768,725	$9,155,941

Class I shares:
Sold	$27,831,317	$20,292,092
Issued as reinvestment of dividends	483,897	632,260
Redeemed	(10,954,341)	(4,808,376)
Net increase	$17,360,873	$16,115,976

Class R6 shares:*
Sold	$427,505	$—
Issued as reinvestment of dividends	2,186	—
Redeemed	(5,238)	—
Net increase	$424,453	$—

Shares

Class A shares:
Sold	2,252,054	724,925
Issued as reinvestment of dividends	23,393	45,920
Redeemed	(371,342)	(631,636)
Net increase	1,904,105	139,209

Class C shares:
Sold	1,671,537	891,229
Issued as reinvestment of dividends	14,839	24,863
Redeemed	(339,799)	(161,375)
Net increase	1,346,577	754,717

Class I shares:
Sold	2,365,066	1,643,065
Issued as reinvestment of dividends	42,084	51,690
Redeemed	(955,503)	(394,096)
Net increase	1,451,647	1,300,659

Class R6 shares:*
Sold	35,799	—
Issued as reinvestment of dividends	184	—
Redeemed	(479)	—
Net increase	35,504	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Emerging Markets Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$1,177,401	$3,259,975
Issued as reinvestment of dividends	14,627	—
Redeemed	(3,963,333)	(2,530,487)
Net increase/(decrease)	$(2,771,305)	$729,488

Class C shares:
Sold	$1,054,066	$404,342
Redeemed	(725,016)	(885,354)
Net increase/(decrease)	$329,050	$(481,012)

Class I shares:
Sold	$16,148,235	$6,847,431
Issued as reinvestment of dividends	113,613	22,603
Redeemed	(6,103,175)	(8,414,502)
Net increase/(decrease)	$10,158,673	$(1,544,468)

Class R6 shares:*
Sold	$276,470	$—
Issued as reinvestment of dividends	1,522	—
Redeemed	(616)	—
Net increase	$277,376	$—

Shares

Class A shares:
Sold	147,523	351,593
Issued as reinvestment of dividends	1,847	—
Redeemed	(520,553)	(270,545)
Net increase/(decrease)	(371,183)	81,048

Class C shares:
Sold	133,096	45,128
Redeemed	(94,763)	(99,689)
Net increase/(decrease)	38,333	(54,561)

Class I shares:
Sold	2,026,991	737,844
Issued as reinvestment of dividends	14,327	2,537
Redeemed	(792,628)	(904,039)
Net increase/(decrease)	1,248,690	(163,658)

Class R6 shares:*
Sold	34,357	—
Issued as reinvestment of dividends	192	—
Redeemed	(87)	—
Net increase	34,462	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$223,523,858	$540,366,997
Issued as reinvestment of dividends	6,122,302	7,076,371
Redeemed	(150,121,343)	(419,599,454)
Net increase	$79,524,817	$127,843,914

Class B shares:*
Sold	$—	$307,812
Issued as reinvestment of dividends	—	5,174
Redeemed	(4,795,318)	(8,882,598)
Net decrease	$(4,795,318)	$(8,569,612)

Class C shares:
Sold	$53,640,388	$142,444,369
Issued as reinvestment of dividends	363,049	2,448,975
Redeemed	(34,168,306)	(57,636,406)
Net increase	$19,835,131	$87,256,938

Class I shares:
Sold	$768,084,168	$1,520,198,059
Issued as reinvestment of dividends	18,331,492	20,822,276
Redeemed	(483,154,920)	(649,538,512)
Net increase	$303,260,740	$891,481,823

Class R6 shares:**
Sold	$1,513,919	$—
Issued as reinvestment of dividends	13,029	—
Redeemed	(9,964)	—
Net increase	$1,516,984	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
European Focus Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	6,556,701	15,300,709
Issued as reinvestment of dividends	179,803	212,440
Redeemed	(4,528,731)	(12,167,081)
Net increase	2,207,773	3,346,068

Class B shares:*
Sold	—	9,255
Issued as reinvestment of dividends	—	163
Redeemed	(145,533)	(268,215)
Net decrease	(145,533)	(258,797)

Class C shares:
Sold	1,689,497	4,266,432
Issued as reinvestment of dividends	11,356	78,142
Redeemed	(1,099,164)	(1,785,160)
Net increase	601,689	2,559,414

Class I shares:
Sold	22,758,194	42,855,950
Issued as reinvestment of dividends	538,845	626,046
Redeemed	(14,495,842)	(19,060,749)
Net increase	8,801,197	24,421,247

Class R6 shares:**
Sold	44,074	—
Issued as reinvestment of dividends	383	—
Redeemed	(331)	—
Net increase	44,126	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$139,566,344	$291,894,829
Issued as reinvestment of dividends	14,264,131	34,300,672
Redeemed	(130,937,851)	(381,375,586)
Net increase/(decrease)	$22,892,624	$(55,180,085)

Class C shares:
Sold	$109,823,164	$364,319,085
Issued as reinvestment of dividends	18,684,471	43,154,113
Redeemed	(125,307,765)	(160,503,963)
Net increase	$3,199,870	$246,969,235

Class I shares:
Sold	$449,161,286	$1,000,905,791
Issued as reinvestment of dividends	38,490,020	84,807,933
Redeemed	(435,245,775)	(481,205,309)
Net increase	$52,405,531	$604,508,415

Class R6 shares:*
Sold	$1,787,461	$—
Issued as reinvestment of dividends	7,717	—
Redeemed	(240)	—
Net increase	$1,794,938	$—

Shares
Class A shares:
Sold	19,103,759	36,327,979
Issued as reinvestment of dividends	1,945,603	4,264,553
Redeemed	(17,856,617)	(47,295,093)
Net increase/(decrease)	3,192,745	(6,702,561)

Class C shares:
Sold	15,036,821	45,521,021
Issued as reinvestment of dividends	2,563,263	5,394,540
Redeemed	(17,276,342)	(20,257,013)
Net increase	323,742	30,658,548

Class I shares:
Sold	61,493,165	124,121,908
Issued as reinvestment of dividends	5,242,668	10,535,940
Redeemed	(59,616,681)	(60,505,550)
Net increase	7,119,152	74,152,298

Class R6 shares:*
Sold	240,266	—
Issued as reinvestment of dividends	1,050	—
Redeemed	(35)	—
Net increase	241,281	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$11,577,507	$12,340,038
Issued as reinvestment of dividends	10,939,084	13,535,620
Redeemed	(13,828,928)	(78,243,513)
Net increase/(decrease)	$8,687,663	$(52,367,855)

Class B shares:*
Sold	$—	$394,772
Issued as reinvestment of dividends	—	820,432
Redeemed	(6,324,806)	(3,051,517)
Net decrease	$(6,324,806)	$(1,836,313)

Class C shares:
Sold	$3,958,447	$7,431,771
Issued as reinvestment of dividends	8,316,446	8,551,931
Redeemed	(8,031,303)	(15,633,487)
Net increase	$4,243,590	$350,215

Class I shares:
Sold	$12,396,524	$38,203,596
Issued as reinvestment of dividends	9,050,685	13,883,247
Redeemed	(17,480,730)	(67,805,136)
Net increase/(decrease)	$3,966,479	$(15,718,293)

Class R6 shares:**
Sold	$1,011,372	$—
Issued as reinvestment of dividends	118,521	—
Redeemed	(4,842)	—
Net increase	$1,125,051	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Technology Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	456,403	472,340
Issued as reinvestment of dividends	457,320	539,913
Redeemed	(569,803)	(2,985,655)
Net increase/(decrease)	343,920	(1,973,402)

Class B shares:*
Sold	—	17,110
Issued as reinvestment of dividends	—	36,676
Redeemed	(268,813)	(132,870)
Net decrease	(268,813)	(79,084)

Class C shares:
Sold	188,897	321,748
Issued as reinvestment of dividends	400,021	382,637
Redeemed	(379,667)	(669,297)
Net increase	209,251	35,088

Class I shares:
Sold	500,718	1,402,143
Issued as reinvestment of dividends	369,869	544,014
Redeemed	(708,548)	(2,596,974)
Net increase/(decrease)	162,039	(650,817)

Class R6 shares:**
Sold	37,049	—
Issued as reinvestment of dividends	4,843	—
Redeemed	(201)	—
Net increase	41,691	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
High Yield Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$860,507	$3,726,277
Issued as reinvestment of dividends	27,679	109,641
Redeemed	(1,547,051)	(3,926,551)
Net decrease	$(658,865)	$(90,633)

Class C shares:
Sold	$588,503	$823,882
Issued as reinvestment of dividends	24,187	17,113
Redeemed	(765,886)	(577,303)
Net increase/(decrease)	$(153,196)	$263,692

Class I shares:
Sold	$3,691,991	$1,713,990
Issued as reinvestment of dividends	431,570	1,694,659
Redeemed	(20,080,139)	(3,140,604)
Net increase/(decrease)	$(15,956,578)	$268,045

Class R6 shares:*
Sold	$22,362,538	$—
Issued as reinvestment of dividends	185,202	—
Redeemed	(1,980,554)	—
Net increase	$20,567,186	$—

Shares

Class A shares:
Sold	91,838	379,791
Issued as reinvestment of dividends	3,007	11,078
Redeemed	(167,992)	(395,901)
Net decrease	(73,147)	(5,032)

Class C shares:
Sold	64,320	82,672
Issued as reinvestment of dividends	2,636	1,735
Redeemed	(83,862)	(57,651)
Net increase/(decrease)	(16,906)	26,756

Class I shares:
Sold	401,956	170,543
Issued as reinvestment of dividends	46,582	171,348
Redeemed	(2,182,856)	(317,739)
Net increase/(decrease)	(1,734,318)	24,152

Class R6 shares:*
Sold	2,435,656	—
Issued as reinvestment of dividends	20,788	—
Redeemed	(221,560)	—
Net increase	2,234,884	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
International Long/Short Equity Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015*

Amount

Class A shares:
Sold	$250,971	$195,737
Issued as reinvestment of dividends	7,755	—
Redeemed	(159,873)	—
Net increase	$98,853	$195,737

Class C shares:
Sold	$5,000	$100,122
Issued as reinvestment of dividends	152	—
Net increase	$5,152	$100,122

Class I shares:
Sold	$8,153,140	$5,912,875
Issued as reinvestment of dividends	22,548	—
Redeemed	(6,463,811)	(52,115)
Net increase	$1,711,877	$5,860,760

Class R6 shares:*
Sold	$4,977,835	$—
Issued as reinvestment of dividends	296	—
Net increase	$4,978,131	$—

Shares

Class A shares:
Sold	25,093	19,335
Issued as reinvestment of dividends	786	—
Redeemed	(15,778)	—
Net increase	10,101	19,335

Class C shares:
Sold	502	10,000
Issued as reinvestment of dividends	15	—
Net increase	517	10,000

Class I shares:
Sold	822,065	586,694
Issued as reinvestment of dividends	2,274	—
Redeemed	(636,178)	(5,036)
Net increase	188,161	581,658

Class R6 shares:*
Sold	490,918	—
Issued as reinvestment of dividends	30	—
Net increase	490,948	—

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$276,738,362	$352,633,130
Issued as reinvestment of dividends	19,476,476	12,951,301
Redeemed	(210,308,647)	(813,262,079)
Net increase/(decrease)	$85,906,191	$(447,677,648)

Class B shares:*
Sold	$16,837	$145,349
Redeemed	(16,368,252)	(13,554,392)
Net decrease	$(16,351,415)	$(13,409,043)

Class C shares:
Sold	$64,900,379	$103,376,810
Issued as reinvestment of dividends	3,505,773	1,399,281
Redeemed	(37,035,197)	(68,494,742)
Net increase	$31,370,955	$36,281,349

Class I shares:
Sold	$950,832,069	$1,221,289,629
Issued as reinvestment of dividends	37,491,564	19,889,540
Redeemed	(297,340,842)	(395,596,155)
Net increase	$690,982,791	$845,583,014

Class R shares:
Sold	$7,200,250	$7,724,510
Issued as reinvestment of dividends	86,984	40,599
Redeemed	(2,636,061)	(4,106,285)
Net Increase	$4,651,173	$3,658,824

Class R6 shares:**
Sold	$726,389	$—
Issued as reinvestment of dividends	11,583	—
Redeemed	(365)	—
Net increase	$737,607	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	10,560,481	12,604,025
Issued as reinvestment of dividends	728,637	486,342
Redeemed	(8,037,434)	(29,770,021)
Net increase/(decrease)	3,251,684	(16,679,654)

Class B shares:*
Sold	635	5,779
Redeemed	(644,055)	(525,080)
Net decrease	(643,420)	(519,301)

Class C shares:
Sold	2,616,879	3,977,850
Issued as reinvestment of dividends	139,895	55,904
Redeemed	(1,516,653)	(2,679,287)
Net increase	1,240,121	1,354,467

Class I shares:
Sold	36,136,184	44,389,992
Issued as reinvestment of dividends	1,405,231	747,446
Redeemed	(11,346,734)	(14,498,697)
Net increase	26,194,681	30,638,741

Class R shares:
Sold	281,181	283,045
Issued as reinvestment of dividends	3,312	1,548
Redeemed	(102,883)	(152,632)
Net increase	181,610	131,961

Class R6 shares:**
Sold	26,740	—
Issued as reinvestment of dividends	434	—
Redeemed	(15)	—
Net increase	27,159	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
International Select Equity Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015 *

Amount

Class A shares:
Sold	$163,209	$257,531
Issued as reinvestment of dividends	3,785	—
Redeemed	(160,197)	—
Net increase	$6,797	$257,531

Class C shares:
Sold	$12,602	$111,850
Issued as reinvestment of dividends	160	—
Redeemed	(2,370)	—
Net increase	$10,392	$111,850

Class I shares:
Sold	$300,615	$4,838,350
Issued as reinvestment of dividends	2,785	—
Redeemed	(5,038,567)	(13)
Net increase/(decrease)	$(4,735,167)	$4,838,337

Class R6 shares:**
Sold	$5,085,085	$—
Issued as reinvestment of dividends	325	—
Redeemed	(13)	—
Net increase	$5,085,397	$—

Shares

Class A shares:
Sold	16,394	24,959
Issued as reinvestment of dividends	374	—
Redeemed	(15,963)	—
Net increase	805	24,959

Class C shares:
Sold	1,257	11,217
Issued as reinvestment of dividends	16	—
Redeemed	(253)	—
Net increase	1,020	11,217

Class I shares:
Sold	29,871	483,758
Issued as reinvestment of dividends	276	—
Redeemed	(489,976)	(1)
Net increase/(decrease)	(459,829)	483,757

Class R6 shares:**
Sold	493,721	—
Issued as reinvestment of dividends	32	—
Redeemed	(1)	—
Net increase	493,752	—

*	The International Select Equity Fund commenced operations on September 30, 2014.
**	Class commenced operations on November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Strategic Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$28,499,266	$29,141,354
Issued as reinvestment of dividends	399,924	622,725
Redeemed	(10,680,049)	(12,828,395)
Net increase	$18,219,141	$16,935,684

Class B shares:*
Sold	$1,294	$446,301
Issued as reinvestment of dividends	13,247	106,389
Redeemed	(3,126,229)	(1,653,129)
Net decrease	$(3,111,688)	$(1,100,439)

Class C shares:
Sold	$14,643,188	$19,887,755
Issued as reinvestment of dividends	280,683	624,953
Redeemed	(3,433,633)	(8,054,410)
Net increase	$11,490,238	$12,458,298

Class I shares:
Sold	$163,033,091	$113,857,875
Issued as reinvestment of dividends	1,878,126	2,103,066
Redeemed	(27,580,323)	(26,532,624)
Net increase	$137,330,894	$89,428,317

Class R6 shares:**
Sold	$1,378,370	$—
Issued as reinvestment of dividends	6,105	—
Redeemed	(30,000)	—
Net increase	$1,354,475	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Strategic Income Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	3,170,548	3,178,806
Issued as reinvestment of dividends	44,602	68,155
Redeemed	(1,188,841)	(1,406,207)
Net increase	2,026,309	1,840,754

Class B shares:*
Sold	143	48,700
Issued as reinvestment of dividends	1,469	11,609
Redeemed	(346,145)	(180,331)
Net decrease	(344,533)	(120,022)

Class C shares:
Sold	1,637,721	2,184,718
Issued as reinvestment of dividends	31,451	68,739
Redeemed	(383,980)	(884,577)
Net increase	1,285,192	1,368,880

Class I shares:
Sold	18,205,279	12,440,206
Issued as reinvestment of dividends	210,167	230,755
Redeemed	(3,075,299)	(2,919,478)
Net increase	15,340,147	9,751,483

Class R6 shares:**
Sold	153,415	—
Issued as reinvestment of dividends	686	—
Redeemed	(3,375)	—
Net increase	150,726	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Unconstrained Bond Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$80	$7,300
Issued as reinvestment of dividends	35,708	1,647
Redeemed	(265)	(126,643)
Net increase/(decrease)	$35,523	$(117,696)

Class C shares:
Sold	$4,421	$227,508
Issued as reinvestment of dividends	40,478	9,822
Redeemed	(14,043)	(94,446)
Net increase	$30,856	$142,884

Class I shares:
Sold	$1,096	$5,288
Issued as reinvestment of dividends	48,335	165,124
Redeemed	(23,753,270)	—
Net increase/(decrease)	$(23,703,839)	$170,412

Class R6 shares:*
Sold	$23,757,053	$—
Issued as reinvestment of dividends	894,852	—
Redeemed	(635,733)	—
Net increase	$24,016,172	$—

Shares
Class A shares:
Sold	9	744
Issued as reinvestment of dividends	3,928	171
Redeemed	(29)	(13,044)
Net increase/(decrease)	3,908	(12,129)

Class C shares:
Sold	494	22,771
Issued as reinvestment of dividends	4,458	1,034
Redeemed	(1,551)	(9,952)
Net increase	3,401	13,853

Class I shares:
Sold	116	542
Issued as reinvestment of dividends	5,281	17,315
Redeemed	(2,511,153)	—
Net increase/(decrease)	(2,505,756)	17,857

Class R6 shares:*
Sold	2,511,323	—
Issued as reinvestment of dividends	98,556	—
Redeemed	(70,594)	—
Net increase	2,539,285	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
US Growth Opportunities Fund

	Six Months
	Ended	Period Ended
	January 31, 2016	July 31, 2015 *

Shares

Class A shares:
Sold	$833,591	$1,546,643
Redeemed	(19,479)	—
Net increase	$814,112	$1,546,643

Class C shares:
Sold	$128,358	$10,000
Redeemed	(10,360)	—
Net increase	$117,998	$10,000

Class I shares:
Sold	$148,257	$5,159,349
Redeemed	(5,700,132)	(4,166)
Net increase/(decrease)	$(5,551,875)	$5,155,183

Class R6 shares:**
Sold	$5,735,309	$—
Redeemed	(10,132)	—
Net increase	$5,725,177	$—

Shares

Class A shares:
Sold	76,650	144,490
Redeemed	(1,770)	—
Net increase	74,880	144,490

Class C shares:
Sold	11,961	1,000
Redeemed	(1,000)	—
Net increase	10,961	1,000

Class I shares:
Sold	13,375	515,164
Redeemed	(512,921)	(381)
Net increase/(decrease)	(499,546)	514,783

Class R6 shares:**
Sold	516,277	—
Redeemed	(1,126)	—
Net increase	515,151	—

*	The US Growth Opportunities Fund commenced operations on December 18, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statement of Cash Flows
For the Period ended January 31, 2016

International
Long/Short Equity
Fund

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$95,499
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in securities	(5,749,305)
Payments to cover securities sold short	(2,160,135)
Proceeds from disposition of investments in securities	3,371,865
Proceeds from securities sold short	4,462,067
Purchases of short term investments, net	(5,964,723)
Net realized (gain) loss:
Investment transactions	337,618
Short sales	(237,420)
Net change in unrealized (gain) loss:
Investments	(21,999)
Short sales	14,047
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash at broker for open futures contracts	(49,299)
Cash segregated as collateral on open equity swap contracts	(220,000)
Cash segregated as collateral on securities sold short	(552,128)
Financial Derivative Instruments - Exchange-traded or centrally cleared	142
Financial Derivative Instruments - Over-the-counter	(184,288)
Receivable for investment securities sold	(145,031)
Receivable from investment adviser	18,677
Dividends and interest receivable	2,300
Prepaid expenses and other assets	1,750
Increase (decrease) in liabilities:
Payable for investment securities purchased	316,748
Payable for short sale financing	1,208
Payable for periodic payments on equity swap contracts	1,950
Financial Derivative Instruments - Exchange-traded or centrally cleared	15,448
Financial Derivative Instruments - Over-the-counter	58,064
Dividends payable for short sales	255
Payable for 12b-1 distribution and service fees	12
Accrued expenses and other payables	6,033
Net cash used in operating activities	$(6,580,645)

Cash flows from Financing Activities:
Net proceeds from Fund share transactions	6,794,013
Increase in receivable for Fund shares sold	(7,590)
Fund distributions paid	(213,376)

Net cash received from financing activities	6,573,047

Net decrease in cash during the period	$(7,598)

Cash and foreign currency, beginning of period:	10,713
Cash and foreign currency, end of period:	$3,115
See notes to financial statements

This page intentionally left blank.

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized	investment	investment	capital	Total
	of period	(loss)(b)	gain (loss)	operations	income	gains	distributions
All Asset Fund
Class A
Period Ended 1/31/2016	$10.55	0.04	(0.77)	(0.73)	(0.03)	(0.26)	(0.29)
Year Ended 7/31/2015	10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 1/31/2016	$10.39	0.00	(0.67)	(0.67)	(0.08)	(0.26)	(0.34)
Year Ended 7/31/2015	10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 1/31/2016	$10.55	0.02	(0.73)	(0.71)	(0.08)	(0.26)	(0.34)
Year Ended 7/31/2015	10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Class R6
Period Ended 1/31/2016(f)	$10.25	0.06	(0.48)	(0.42)	(0.08)	(0.26)	(0.34)

Dividend & Income Builder Fund
Class A
Period Ended 1/31/2016	$12.50	0.09	(0.95)	(0.86)	(0.17)	0.00	(0.17)
Year Ended 7/31/2015	12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Period Ended 1/31/2016	$12.40	0.04	(0.94)	(0.90)	(0.13)	0.00	(0.13)
Year Ended 7/31/2015	12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Period Ended 1/31/2016	$12.49	0.11	(0.95)	(0.84)	(0.18)	0.00	(0.18)
Year Ended 7/31/2015	12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)
Class R6
Period Ended 1/31/2016(f)	$11.95	0.01	(0.43)	(0.42)	(0.06)	0.00	(0.06)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged by the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$9.53	(6.50)%	$4,279	0.85%	0.74%	0.96%	13%
10.55	1.94	6,396	0.85	0.88	0.91	19
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$9.38	(6.83)%	$8,900	1.60%	0.03%	1.71%	13%
10.39	1.14	10,824	1.60	0.18	1.68	19
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$9.50	(6.37)%	$12,283	0.60%	1.25%	0.66%	13%
10.55	2.20	44,333	0.60	1.18	0.63	19
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$9.49	(3.72% )	$27,281	0.60%	3.84%	0.65%	13%

$11.47	(6.89)%	$36,500	1.27%	1.52%	1.29%	22%
12.50	3.81	15,959	1.30	2.84	1.46	26
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$11.37	(7.23)%	$28,014	2.03%	0.73%	2.05%	22%
12.40	3.00	13,846	2.05	2.15	2.23	26
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$11.47	(6.71)%	$39,019	1.03%	1.84%	1.05%	22%
12.49	3.97	24,356	1.05	3.13	1.24	26
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

$11.47	(3.52)%	$407	0.96%	0.42%	0.96%	22%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss(b)	gain (loss)	operations	income	distributions	period
Emerging Markets Fund
Class A
Period Ended 1/31/2016	$8.60	0.09	(1.19)	(1.10)	(0.02)	(0.02)	$7.48
Year Ended 7/31/2015	9.82	0.02	(1.24)	(1.22)	0.00	0.00	8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Period Ended 7/31/2011(a)	10.00	0.00*	(0.26)	(0.26)	0.00	0.00	9.74
Class C
Period Ended 1/31/2016	$8.35	0.05	(1.15)	(1.10)	0.00	0.00	$7.25
Year Ended 7/31/2015	9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	9.70
Class I
Period Ended 1/31/2016	$8.63	0.08	(1.17)	(1.09)	(0.05)	(0.05)	$7.49
Year Ended 7/31/2015	9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00* )	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	9.75
Class R6
Period Ended 1/31/2016**	$8.06	0.01	(0.53)	(0.52)	(0.05)	(0.05)	$7.49

(a)	The Emerging Markets Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:

		Annualized	Annualized	Annualized ratio of operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(c)	(000)	net assets	net assets	reimbursed	rate(d)

(12.81)%	$4,417	1.79%	2.14%	2.39%	47%
(12.42)	8,272	1.79	0.21	2.13	148
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110
(2.60)	15,841	1.79	0.04	3.97	35

(13.17)%	$2,926	2.54%	1.17%	3.20%	47%
(13.11)	3,049	2.54	(0.62)	2.90	148
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110
(3.00)	1,384	2.54	(1.06)	4.72	35

(12.70)%	$20,336	1.54%	1.94%	2.14%	47%
(12.34)	12,652	1.54	0.37	1.85	148
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110
(2.50)	3,382	1.54	(0.26)	3.72	35

(6.54)%	$258	1.54%	0.57%	2.02%	47%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss)(a)	gain (loss)	operations	income	distributions	period
European Focus Fund
Class A
Period Ended 1/31/2016	$36.91	(0.05)	(5.54)	(5.59)	(0.24)	(0.24)	$31.08
Year Ended 7/31/2015	35.42	0.35	1.67	2.02	(0.53)	(0.53)	36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)	22.44
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	(0.79)	29.07
Class C
Period Ended 1/31/2016	$34.57	(0.17)	(5.20)	(5.37)	(0.04)	(0.04)	$29.16
Year Ended 7/31/2015	33.35	0.04	1.59	1.63	(0.41)	(0.41)	34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)	21.25
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	(0.60)	27.50
Class I
Period Ended 1/31/2016	$36.90	(0.01)	(5.54)	(5.55)	(0.30)	(0.30)	$31.05
Year Ended 7/31/2015	35.48	0.42	1.67	2.09	(0.67)	(0.67)	36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)	22.46
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	(0.86)	29.10
Class R6
Period Ended 1/31/2016(e)	$34.37	(0.03)	(2.99)	(3.02)	(0.30)	(0.30)	$31.05

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading "Federal Income Taxes."

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
				Annualized ratio of
		Annualized	Annualized	operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(d)

(15.20)%	$831,212	1.27%	(0.30)%	1.27%	26%
5.86	905,598	1.30	0.99 (c)	1.30	75
21.43	750,572	1.37	1.88	1.37	90
32.13	317,547	1.50	1.01	1.50	115
(18.32)	236,974	1.53	1.24	1.53	69
25.08	332,755	1.54	0.25	1.54	67

(15.54)%	$325,600	2.05%	(1.08)%	2.05%	26%
5.02	365,135	2.09	0.12 (c)	2.09	75
20.53	266,900	2.14	0.98	2.14	90
31.10	104,206	2.27	0.22	2.27	115
(18.94)	88,015	2.32	0.45	2.32	69
24.13	132,641	2.29	(0.56)	2.29	67

(15.10)%	$2,257,389	1.03%	(0.06)%	1.03%	26%
6.10	2,357,546	1.07	1.19 (c)	1.07	75
21.73	1,400,298	1.11	2.09	1.11	90
32.54	266,517	1.20	1.55	1.20	115
(18.04)	120,392	1.21	1.65	1.21	69
25.40	129,452	1.29	0.57	1.29	67

(8.86)%	$1,370	1.11%	(0.54)%	1.11%	26%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period
Global Equity Income Fund
Class A
Period Ended 1/31/2016	$7.86	0.19	(0.80)	(0.61)	(0.18)	(0.18)	$7.07
Year Ended 7/31/2015	8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	7.45
Class C
Period Ended 1/31/2016	$7.81	0.16	(0.80)	(0.64)	(0.15)	(0.15)	$7.02
Year Ended 7/31/2015	8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	7.42
Class I
Period Ended 1/31/2016	$7.87	0.20	(0.80)	(0.60)	(0.19)	(0.19)	$7.08
Year Ended 7/31/2015	8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	7.46
Class R6
Period Ended 1/31/2016(e)	$7.44	0.05	(0.38)	(0.33)	(0.03)	(0.03)	$7.08

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.01% lower had the fund not received refunds of previously withheld tax ,plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes".

(e)	Class R6 commenced operations on November 30, 2015.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
		Annualized ratio of	Annualized ratio of	Annualized ratio of operating expenses to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(c)

(7.84)%	$655,101	1.09%	5.20%	1.09%	74%
(0.21)	702,841	1.09	5.99 (d)	1.09	127
12.93	804,022	1.13	6.31	1.13	103
18.58	707,252	1.22	6.56	1.22	130
1.59	467,318	1.29	6.97	1.29	108
14.13	489,400	1.32	6.18	1.32	127

(8.19)%	$1,025,953	1.85%	4.44%	1.85%	74%
(1.09)	1,138,357	1.86	5.28 (d)	1.86	127
12.18	957,099	1.88	5.59	1.88	103
17.65	587,376	1.98	5.85	1.98	130
0.82	363,751	2.05	6.21	2.05	108
13.35	363,455	2.07	5.36	2.07	127

(7.74)%	$1,728,764	0.85%	5.44%	0.85%	74%
0.02	1,864,448	0.86	6.32 (d)	0.86	127
13.19	1,363,213	0.87	6.60	0.87	103
18.87	665,505	0.95	6.95	0.95	130
1.87	332,048	1.01	7.38	1.01	108
14.55	198,216	1.07	6.35	1.07	127

(4.42)%	$1,709	0.87%	4.05%	0.87%	74%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions
	Net asset	Net	Net	Total	from net		Net asset
	value,	investment	realized and	from	realized		value,
	beginning	income	unrealized gain	investment	capital	Total	end of
	of period	(loss)(a)	(loss)	operations	gains	distributions	period
Global Technology Fund
Class A
Period Ended 1/31/2016	$26.30	(0.04)	(1.59)	(1.63)	(3.21)	(3.21)	$21.46
Year Ended 7/31/2015	26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	20.55
Class C
Period Ended 1/31/2016	$23.32	(0.12)	(1.36)	(1.48)	(3.21)	(3.21)	$18.63
Year Ended 7/31/2015	24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	19.08
Class I
Period Ended 1/31/2016	$26.80	(0.01)	(1.62)	(1.63)	(3.21)	(3.21)	$21.96
Year Ended 7/31/2015	27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	20.68
Class R6
Period Ended 1/31/2016(e)	$27.31	0.02	(2.15)	(2.13)	(3.21)	(3.21)	$21.97

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.00% lower had the fund not received refunds of previously withheld tax ,plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes".

(e)	Class R6 commenced operations on November 30, 2015.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
					Annualized ratio of
		Annualized	Annualized		operating expenses
		ratio of	ratio of		to average net
	Net assets,	operating	net investment		assets without
	end of	expenses to	income/(loss)		waivers and/or	Portfolio
Total	period	average	to average		expenses	turnover
return(b)	(000)	net assets	net assets		reimbursed	rate(c)

(7.45)%	$88,927	1.35%	(0.34)%		1.35%	18%
10.70	99,903	1.34	(0.52	)(d)	1.34	61
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113
27.64	191,623	1.55	(0.42)		1.55	93

(7.78)%	$67,539	2.12%	(1.12)%		2.12%	18%
9.79	79,667	2.12	(1.29	)(d)	2.12	61
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113
26.69	79,228	2.30	(1.17)		2.30	93

(7.31)%	$82,189	1.10%	(0.10)%		1.10%	18%
10.92	95,958	1.11	(0.28	)(d)	1.11	61
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113
27.97	52,351	1.30	(0.12)		1.30	93

(9.00)%	$916	1.02%	0.53%		1.02%	18%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized gain	investment	investment	capital	Total
	of period	(loss)(c)	(loss)	operations	income	gains	distributions
High Yield Opportunities Fund
Class A
Period Ended 1/31/2016	$9.68	0.24	(0.74)	(0.50)	(0.24)	0.00	(0.24)
Year Ended 7/31/2015	10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Period Ended 1/31/2016	$9.67	0.21	(0.75)	(0.54)	(0.22)	0.00	(0.22)
Year Ended 7/31/2015	10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Period Ended 1/31/2016	$9.65	0.25	(0.74)	(0.49)	(0.26)	0.00	(0.26)
Year Ended 7/31/2015	10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
Class R6
Period Ended 1/31/2016(g)	$9.20	0.08	(0.29)	(0.21)	(0.09)	0.00	(0.09)
International Long/Short Equity Fund
Class A
Period Ended 1/31/2016	$10.27	(0.08)	0.11	0.03	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(b)	10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Period Ended 1/31/2016	$10.22	(0.12)	0.11	(0.01)	(0.27)	(0.03)	(0.30)
Period Ended 7/31/2015(b)	10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Period Ended 1/31/2016	$10.28	(0.06)	0.11	0.05	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(b)	10.00	(0.10)	0.38	0.28	0.00	0.00	0.00
Class R6
Period Ended 1/31/2016(g)	$10.14	(0.03)	0.21	0.18	(0.33)	(0.03)	(0.36)

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)
The International Long/Short Equity Fund's operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Additional columns have been shown to reflect the annualized gross and net expense ratios inclusive of investment expenses associated with short selling activities.

(f)	Not annualized for periods less than one year. Portfolio turnover for the International Long/Short Equity Fund includes the effect of short sales and purchases to close short positions.
(g)	Class R6 commenced operations on November 30, 2015.
See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets, INCLUDING short sale expenses(e)	Annualized ratio of net investment income/ (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, INCLUDING short sale expenses(e)	Portfolio turnover rate(f)

$8.94	(5.18)%	$1,151	1.10%	1.10%	5.15%	1.53%	1.53%	68%
9.68	1.19	1,955	1.10	1.10	5.09	1.38	1.38	201
10.38	10.62	2,148	1.10	1.10	5.66	1.68	1.68	340
9.98	0.92	1,127	1.10	1.10	6.07	2.82	2.82	136

$8.91	(5.60)%	$1,115	1.85%	1.85%	4.39%	2.17%	2.17%	68%
9.67	0.39	1,373	1.85	1.85	4.37	2.00	2.00	201
10.38	9.67	1,196	1.85	1.85	5.01	2.45	2.45	340
9.99	0.81	999	1.85	1.85	5.27	3.63	3.63	136

$8.90	(5.16)%	$4,753	0.84%	0.84%	5.38%	1.17%	1.17%	68%
9.65	1.48	21,882	0.85	0.85	5.37	1.15	1.15	201
10.35	10.76	23,235	0.85	0.85	6.02	1.38	1.38	340
9.97	1.06	23,608	0.85	0.85	6.27	1.82	1.82	136

$8.90	(2.31)%	$19,889	0.85%	0.85%	5.15%	1.18%	1.18%	68%

$9.94	0.35%	$293	1.75%	2.38%	(1.58)%	6.14%	6.77%	167%
10.27	2.70	199	1.75	4.00	(1.84)	7.86	10.12	285

$9.91	(0.05)%	$104	2.50%	3.14%	(2.29)%	6.88%	7.52%	167%
10.22	2.20	102	2.50	4.72	(2.55)	8.60	10.83	285

$9.97	0.57%	$7,673	1.50%	2.04%	(1.16)%	5.95%	6.49%	167%
10.28	2.80	5,982	1.50	3.63	(1.49)	7.57	9.70	285

$9.96	1.88%	$4,890	1.50%	2.30%	(1.77)%	4.60%	5.40%	167%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized gain	investment	investment	Total	end of
	of period	(loss)(a)	(loss)	operations	income	distributions	period
International Opportunities Fund
Class A
Period Ended 1/31/2016	$28.44	0.00 *	(3.42)	(3.42)	(0.36)	(0.36)	$24.66
Year Ended 7/31/2015	26.99	0.28	1.41	1.69	(0.24)	(0.24)	28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	(0.14)	21.77
Class C
Period Ended 1/31/2016	$26.60	(0.10)	(3.20)	(3.30)	(0.20)	(0.20)	$23.10
Year Ended 7/31/2015	25.31	0.09	1.29	1.38	(0.09)	(0.09)	26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	20.56
Class I
Period Ended 1/31/2016	$28.45	0.03	(3.41)	(3.38)	(0.45)	(0.45)	$24.62
Year Ended 7/31/2015	27.04	0.40	1.36	1.76	(0.35)	(0.35)	28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	(0.19)	21.83
Class R
Period Ended 1/31/2016	$27.97	(0.04)	(3.36)	(3.40)	(0.35)	(0.35)	$24.22
Year Ended 7/31/2015	26.59	0.24	1.35	1.59	(0.21)	(0.21)	27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	(0.11)	21.50
Class R6
Period Ended 1/31/2016(e)	$27.18	(0.04)	(2.09)	(2.13)	(0.44)	(0.44)	$24.61

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.02% lower had the fund not received refunds of previously withheld tax ,plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading " Federal income taxes".

(e)	Class R6 commenced operations on November 30, 2015.
*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

(12.13)%	$1,487,697	1.34%	0.00%*	1.34%	20%
6.33	1,623,379	1.36	1.03 (d)	1.36	71
13.84	1,991,001	1.40	1.18	1.40	74
24.64	1,467,583	1.46	0.66	1.46	129
(11.17)	1,263,648	1.47	0.78	1.47	45
14.71	1,950,064	1.44	0.62	1.44	64

(12.47)%	$508,503	2.10%	(0.77)%	2.10%	20%
5.47	552,630	2.13	0.33 (d)	2.13	71
12.99	491,403	2.17	0.32	2.17	74
23.62	424,538	2.26	(0.18)	2.26	129
(11.87)	416,582	2.29	(0.02)	2.29	45
13.84	639,252	2.19	(0.15)	2.19	64

(12.02)%	$2,664,525	1.06%	0.22%	1.06%	20%
6.60	2,333,559	1.10	1.46 (d)	1.10	71
14.16	1,389,207	1.12	1.47	1.12	74
25.00	872,974	1.16	1.04	1.16	129
(10.93)	656,313	1.20	1.09	1.20	45
14.96	797,316	1.19	0.87	1.19	64

(12.27)%	$16,674	1.59%	(0.29)%	1.59%	20%
6.05	14,173	1.63	0.89 (d)	1.63	71
13.54	9,966	1.68	0.85	1.68	74
24.23	7,180	1.76	0.34	1.76	129
(11.60)	6,454	1.94	0.42	1.94	45
14.45	7,258	1.69	0.44	1.69	64

(7.96)%	$668	1.32%	(1.00)%	1.32%	20%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:				Less distributions
							Distributions
	Net asset	Net		Net	Total	Dividends	from net
	value,	investment		realized and	from	from net	realized
	beginning	income		unrealized gain	investment	investment	capital	Total
	of period	(loss)(b)		(loss)	operations	income	gains	distributions
International Select Equity Fund
Class A
Period Ended 1/31/2016	$10.77	0.00	*	(1.37)	(1.37)	(0.08)	(0.06)	(0.14)
Period Ended 7/31/2015(a)	10.00	0.10		0.67	0.77	0.00	0.00	0.00
Class C
Period Ended 1/31/2016	$10.70	0.00	*	(1.40)	(1.40)	(0.01)	(0.06)	(0.07)
Period Ended 7/31/2015(a)	10.00	0.02		0.68	0.70	0.00	0.00	0.00
Class I
Period Ended 1/31/2016	$10.79	0.00	*	(1.37)	(1.37)	(0.09)	(0.06)	(0.15)
Period Ended 7/31/2015(a)	10.00	0.10		0.69	0.79	0.00	0.00	0.00
Class R6
Period Ended 1/31/2016(e)	$10.30	0.00	*	(0.87)	(0.87)	(0.09)	(0.06)	(0.15)
(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets	net assets	reimbursed	rate(d)

$9.26	(12.79)%	$238	1.14%	0.08%	3.50%	18%
10.77	7.70	269	1.14	1.14	4.15	39

$9.23	(13.13)%	$113	1.89%	(0.72)%	4.25%	18%
10.70	7.00	120	1.89	0.21	5.08	39

$9.27	(12.76)%	$222	0.88%	0.43%	3.09%	18%
10.79	7.90	5,222	0.89	1.14	3.97	39

$9.28	(8.55)%	$4,581	0.89%	(0.03)%	3.25%	18%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset	Net	Net	Total	Dividends
	value,	investment	realized and	from	from net
	beginning	income	unrealized gain	investment	investment	Return of
	of period	(loss)(b)	(loss)	operations	income	capital
Strategic Income Fund
Class A
Period Ended 1/31/2016	$9.09	0.13	(0.15)	(0.02)	(0.13)	0.00
Year Ended 7/31/2015	9.13	0.32	(0.01)	0.33	(0.37)	0.00
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	(0.13)
Class C
Period Ended 1/31/2016	$9.04	0.10	(0.15)	(0.05)	(0.09)	0.00
Year Ended 7/31/2015	9.09	0.26	0.00	0.26	(0.31)	0.00
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	(0.11)
Class I
Period Ended 1/31/2016	$9.06	0.14	(0.16)	(0.02)	(0.13)	0.00
Year Ended 7/31/2015	9.11	0.34	(0.01)	0.35	(0.40)	0.00
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)
Class R6
Period Ended 1/31/2016(g)	$8.99	0.04	(0.07)	(0.03)	(0.04)	0.00

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Class I commenced operations on April 29, 2011.
(d)	Until July 1, 2010, the Fund imposed a redemption fee of 2.00% on Class A and C shares redeemed within 30 days of purchase.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
(g)	Class R6 commenced operations on November 30, 2015.
*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights (unaudited)

						Ratios to average net assets:
						Annualized	Annualized	Annualized ratio of operating expenses
						ratio of	ratio of	to average net
			Net asset		Net assets,	operating	net investment	assets without
			value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	Redemption		end of	Total	period	average	to average	expenses	turnover
distributions	fees(d)		period	return(e)	(000)	net assets	net assets	reimbursed	rate(f)

(0.13)	N/A		$8.94	(0.25)%	$45,848	1.02%	2.92%	1.02%	36%
(0.37)	N/A		9.09	3.71	28,200	1.09	3.52	1.15	53
(0.46)	N/A		9.13	7.56	11,522	1.10	5.02	1.36	84
(0.23)	N/A		8.93	0.39	15,656	1.10	4.36	1.44	50
(0.40)	N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
(0.44)	N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
(0.46)	0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38

(0.09)	N/A		$8.90	(0.53)%	$40,967	1.79%	2.17%	1.79%	36%
(0.31)	N/A		9.04	2.84	30,034	1.85	2.84	1.92	53
(0.39)	N/A		9.09	6.78	17,744	1.85	4.27	2.12	84
(0.18)	N/A		8.89	(0.06)	19,483	1.85	3.62	2.20	50
(0.33)	N/A		9.08	12.95	22,328	1.85	3.77	2.11	47
(0.38)	N/A		8.35	(0.80)	22,244	1.94	4.29	2.26	41
(0.40)	0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38

(0.13)	N/A		$8.91	(0.17)%	$241,559	0.77%	3.16%	0.77%	36%
(0.40)	N/A		9.06	3.86	106,544	0.84	3.73	0.92	53
(0.49)	N/A		9.11	7.88	18,271	0.85	5.29	1.08	84
(0.24)	N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
(0.42)	N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
(0.32)	N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

(0.04)	N/A		$8.92	(0.31)%	$1,344	0.70%	2.41%	0.70%	36%
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Distributions	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized gain	investment	investment	capital	Total
	of period	(loss)(c)	(loss)	operations	income	gains	distributions
Unconstrained Bond Fund
Class A
Period Ended 1/31/2016	$9.51	0.05	(0.19)	(0.14)	(0.04)	(0.36)	(0.40)
Year Ended 7/31/2015	10.06	0.11	(0.14)	(0.03)	(0.12)	(0.40)	(0.52)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Period Ended 1/31/2016	$9.50	0.01	(0.18)	(0.17)	(0.01)	(0.36)	(0.37)
Year Ended 7/31/2015	10.06	0.03	(0.14)	(0.11)	(0.05)	(0.40)	(0.45)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Year Ended 1/31/2016	$9.50	0.06	(0.19)	(0.13)	(0.05)	(0.36)	(0.41)
Year Ended 7/31/2015	10.06	0.13	(0.14)	(0.01)	(0.15)	(0.40)	(0.55)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)
Class R6
Period Ended 1/31/2016(f)	$9.46	0.00*	(0.13)	(0.13)	(0.01)	(0.36)	(0.37)
US Growth Opportunities Fund
Class A
Period Ended 1/31/2016	$11.19	(0.02)	(0.95)	(0.97)	0.00	0.00	0.00
Period Ended 7/31/2015(b)	10.00	(0.03)	1.22	1.19	0.00	0.00	0.00
Class C
Period Ended 1/31/2016	$11.14	(0.07)	(0.94)	(1.01)	0.00	0.00	0.00
Period Ended 7/31/2015(b)	10.00	(0.07)	1.21	1.14	0.00	0.00	0.00
Class I
Period Ended 1/31/2016	$11.21	0.00	(0.96)	(0.96)	0.00	0.00	0.00
Period Ended 7/31/2015(b)	10.00	0.00	1.21	1.21	0.00	0.00	0.00
Class R6
Period Ended 1/31/2016(f)	$11.11	(0.01)	(0.85)	(0.86)	0.00	0.00	0.00

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.
*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(d)	(000)	net assets	net assets	reimbursed	rate(e)

$8.97	(1.55)%	$938	1.15%	1.03%	1.77%	47%
9.51	(0.23)	958	1.15	1.09	2.02	129
10.06	1.75	1,136	1.15	1.80	2.33	97

$8.96	(1.89)%	$1,050	1.90%	0.27%	2.53%	47%
9.50	(1.04)	1,082	1.90	0.33	2.77	129
10.06	1.29	1,006	1.90	1.02	3.07	97

$8.96	(1.43)%	$978	0.89%	1.20%	1.47%	47%
9.50	(0.07)	24,850	0.90	1.34	1.76	129
10.06	1.91	26,125	0.90	2.04	2.07	97

$8.96	(1.38)%	$22,761	0.90%	0.30%	1.58%	47%

$10.22	(8.67)%	$2,242	1.20%	(0.41)%	2.75%	5%
11.19	11.90	1,617	1.20	(0.46)	3.21	12

$10.13	(9.07)%	$121	1.95%	(1.32)%	3.43%	5%
11.14	11.40	11	1.95	(1.00)	4.64	12

$10.25	(8.56)%	$156	0.94%	(0.02)%	2.50%	5%
11.21	12.10	5,770	0.95	0.01	3.39	12

$10.25	(7.74)%	$5,279	0.95%	(0.42)%	2.26%	5%
See notes to financial statements

Notes to financial statements (unaudited)
Note 1. Organization
Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among thirteen series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund (collectively, the "Funds") are included in this report. Each is a separate series of the Trust and each is diversified except for the Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Select Equity Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund, which are non-diversified.
Though it may invest directly in securities, the Henderson All Asset Fund is primarily a Fund-of-Funds ("FoF") that seeks to achieve its objective by investing in a portfolio of underlying funds ("underlying funds") which, in turn, may invest in a variety of US and foreign equity, fixed income, money market, derivative instruments and commodities products. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds' net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF's "Portfolio of Investments" lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.
The Funds offer the following share classes:

Share Classes
Fund	A	C	I	R	R6
All Asset	✓	✓	✓	n/a	✓
Dividend &
Income Builder	✓	✓	✓	n/a	✓
Emerging Markets	✓	✓	✓	n/a	✓
European Focus	✓	✓	✓	n/a	✓
Global Equity Income	✓	✓	✓	n/a	✓
Global Technology	✓	✓	✓	n/a	✓
High Yield
Opportunities	✓	✓	✓	n/a	✓
International Long/
Short Equity	✓	✓	✓	n/a	✓
International
Opportunities	✓	✓	✓	✓	✓
International
Select Equity	✓	✓	✓	n/a	✓
Strategic Income	✓	✓	✓	n/a	✓
Unconstrained Bond	✓	✓	✓	n/a	✓
US Growth
Opportunities	✓	✓	✓	n/a	✓
As of November 4, 2015, outstanding Class B shares of the European Focus Fund, Global Technology Fund, International Opportunities Fund and Strategic Income Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the same Fund.
Class A shares generally provide for a front-end sales charge.  Class C shares provide for a contingent deferred sales charge. Class R, I and R6 shares are not subject to a front-end or contingent deferred sales charge.
Each class of shares has equal rights as to earnings and assets, except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.
Note 2. Significant accounting policies
The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles ("US GAAP"), which includes the accounting and reporting guidelines under the Financial

Notes to financial statements (unaudited)
Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies.
Security valuation
Securities, short sales and financial derivative instruments traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter ("OTC") market are valued at the mean between the last bid and asked price.
Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.
Investments in investment companies are valued at its reported net asset value, which approximates fair market value.
Forward foreign currency contracts are valued daily at the applicable quoted forward rate.
OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.
If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant.
For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.
Security transactions and investment income
Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income, or expense on securities sold short, is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates subject to double taxation treaties with the United States, as applicable. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.
Foreign currency translation
Investments in securities, financial derivative instruments and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.
The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Notes to financial statements (unaudited)
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments, resulting from changes in exchange rates.
Forward foreign currency contracts
The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for the speculative purpose of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of "Financial Derivative Instruments." These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized on the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund's Portfolio of Investments.
Futures contracts
The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates, equity indices or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit cash with the broker as initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of "Financial Derivative Instruments" assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange's clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Short sales
The International Long/Short Equity Fund may engage in short selling (i.e., selling securities it does not own) as part of its normal investment activities. The Fund will enter into a short position on a security believed to be overvalued or poised to underperform in order to take advantage of a decline in its price. Securities sold short are recorded as a liability and marked-to-market daily. These positions are reflected as "Securities sold short, at value" on the Statement of Assets and Liabilities. There are substantial risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The loss on a short sale is potentially unlimited as the value of a security sold short increases. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Short positions are collateralized by cash and/or securities held with the Fund's custodian. The collateral amount is adjusted daily based on the market value of the short positions. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as "Cash segregated as collateral on securities sold short." The securities pledged as collateral that are restricted from use are included on the Portfolio of Investments. Dividends on short sales, in addition to short sale financing fees, are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed by purchasing the applicable securities for delivery to the Fund's custodian. Open short positions outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Notes to financial statements (unaudited)
Options
The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on securities and financial derivative instruments in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation, to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed under the heading "Swap contracts"). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.
Purchasing call options tends to increase the Fund's exposure to the underlying instrument, while purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk of counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, options purchased by the Funds and outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security/index or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund's Portfolio of Investments.

Notes to financial statements (unaudited)
The number of options/swaptions written and the premiums received, including both exchange-traded and OTC options, by the Unconstrained Bond Fund during the period ended January 31, 2016 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding,
beginning of period	14,440,000	$128,008
Options written
during period	10,590,020	98,936
Options bought back
during period	(7,320,000)	(61,061)
Options expired
during the period	(8,850,020)	(33,890)
Options outstanding,
end of period	8,860,000	131,993
Swap contracts
The Funds may enter into interest rate, credit default, inflation, equity, total return, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market ("OTC swaps"), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange ("centrally-cleared swaps"). The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a pre-determined period of time.
Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation or pay a net amount equal to the par value of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.
The International Long/Short Equity Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities. Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate.
Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) of financial derivative instruments on the Statements of Operations. Swap payments received or made at the beginning of the measurement period represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. Upon termination or maturity of the swap, a liquidation payment received or made based on the current value is recorded as realized gain or loss on the Statements of

Notes to financial statements (unaudited)
Operations, net of any upfront premiums paid or received. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of the contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds' maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/ depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At January 31, 2016, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $250,000 for the High Yield Opportunities Fund and $54,165 for the Strategic Income Fund. There are no sell protection credit default swaps as of January 31, 2016 in the Unconstrained Bond Fund. Alternatively, under an interest rate, inflation, or equity swap, as notional is not exchanged, the Funds' maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund's Portfolio of Investments.
Derivative instruments
The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities, as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. Accordingly, the tables included under the heading "Fair Value of Financial Derivative Instruments" in the Funds' Portfolios of Investments summarize each Fund's fair value of derivative instruments held as of January 31, 2016 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds' earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to master netting arrangements ("MNA") or similar agreements is presented in the Funds' Portfolios of Investments under the heading "Financial Derivative Instruments: Over-the-Counter Summary." Note that all OTC instruments (forward foreign currency contracts, OTC credit default, equity, inflation and interest rate swap contracts, swaptions and certain options) with Barclays Bank plc, BNP Paribas Securities Services, Citibank, N.A., Credit Suisse Securities (Europe) Limited, Credit Suisse International, Deutsche Bank AG, JPMorgan Chase Bank, N.A., Morgan Stanley Capital Services LLC and UBS AG are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.
Securities Lending
The European Focus Fund, Global Technology Fund, High Yield Opportunities Fund, International Opportunities Fund and International Select Equity Fund are enrolled in a securities lending program whereby the Funds may loan securities with a value of up to 33 1/3% of each Fund's total assets. The maturity associated with these securities is considered continuous. Securities loans are made to banks and broker-dealers via State Street Bank and Trust Company ("SSB") as lending agent pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The Funds receive cash or US government obligations as collateral against the loaned securities in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the fair value of the loaned securities at the inception of each loan, and which is subsequently adjusted each day based on market value movements. Accordingly, the value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on a given day due to market

Notes to financial statements (unaudited)
fluctuations of securities values and as a result may appear to be over or under-collateralized. The required collateral to be received or returned is adjusted on the following business day. Under the securities lending arrangement, the collateral received is recorded by the lending Fund along with a related obligation to return the collateral. To the extent non-cash collateral received in the form of short-term US government obligations, brokers pay the lending Fund negotiated lenders' fees which are divided between the Fund and SSB and are recorded as security lending income. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act-registered open-end mutual fund used exclusively for SSB securities lending clients, which management of the Funds has determined presents minimal credit risk. Securities on loan and investment of cash collateral in the State Street Navigator Securities Lending Prime Portfolio are reflected in each Fund's Portfolio of Investments, as applicable.
The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Consequently, loans are made only to borrowers which are deemed to be creditworthy by SSB and approved by management of the Funds. Further, the Funds have protections under the agreement with SSB in the event of borrower default. The borrower pays the Funds an amount equal to any dividends or interest received on securities lent, and the Funds retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Funds may call such loans in order to, among other reasons, sell the securities involved.
The following table is a summary of each Fund's securities on loan and related cash and non-cash collateral received as of January 31, 2016:

	Market		Non-
	Value of	Cash	Cash	Total
	Securities	Collateral	Collateral	Collateral
Fund	on Loan	Received	Received	Received*
European
Focus
Fund	$52,671,585	$55,198,044	$—	$55,198,044
Global
Technology
Fund	2,777,501	2,766,576	—	2,766,576
High Yield
Opportunities
Fund	—	—	—	—
International
Opportunities
Fund	149,678,663	155,521,617	—	155,521,617
International
Select Equity
Fund	—	—	—	—

*
The "Total Collateral Received" as of period end may be less than the "Market Value of Securities on Loan" as the result of fluctuations in the value of the loaned securities. Additional required collateral as a result of changes in the value of loaned securities is received the following business day.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.
Use of estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Expenses
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Notes to financial statements (unaudited)
Deferred offering costs
Costs incurred in connection with the offering and initial registration of International Long/Short Equity, International Select Equity and US Growth Opportunities were deferred in conformity with US GAAP and amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by these Funds were fully amortized to expense as of September 30, 2015, December 9, 2015 and December 18, 2015, respectively.
Federal income taxes
The Trust's policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M"), that are applicable to regulated investment companies ("RICs") and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.
FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2015 remains subject to examination by taxing authorities.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency. With respect to withholding taxes on certain foreign dividends and interest, the Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction's legal obligation to pay reclaims under double taxation agreements or treaties with the United States, as well as payment history and market convention.
In consideration of recent decisions rendered by European courts with respect to discriminatory taxation, and based on relative exposure, the European Focus Fund, Global Equity Income Fund, Global Technology Fund and International Opportunities Fund pursued additional reclaims related to prior years in certain jurisdictions in accordance with European Union law. However, the relevant tax authorities and the administrative courts within the various jurisdictions have been, to date, inconsistent in the approach, interpretation and rulings related to US RIC claimants. As a result, and consistent with US GAAP accrual requirements, these Funds have not recorded a corresponding receivable amount for these reclaim filings given the significant uncertainty in their ultimate recovery, with the exception of Finland. In June 2015 the Funds received payment, plus interest, of tax withheld in Finland from 2009-2013. The payments reduced fiscal year 2015 withholding tax, resulting in an increase in the net asset value of each Fund. Based on the merits of the reclaims and the low likelihood of appeal, management believes it is more likely than not that the Funds will retain the recovered amounts. Further, management's approach to offset current period withholding tax with these payments is consistent with the US Internal Revenue Service's Notice 2016-10.
As of January 31, 2016, the total amount of additional reclaims being pursued in France, Germany, Spain and Sweden with respect to withholdings amounts during the respective statute of limitations periods (generally 2009-2013) represent less than 0.35% with respect to the individual Fund net assets of European Focus, Global Equity Income and International Opportunities; however, the recovery of any or all of these amounts and timing of recovery, if any, is uncertain. Management is pursuing the reclaim of 2014 Finnish, French and Swedish amounts in each of the three above named Funds, and will continue to monitor developments in other jurisdictions to justify further filings.
To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows:
Dividend & Income Builder

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$3,115	$—

Notes to financial statements (unaudited)

Emerging Markets

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$1,804,491	$—

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$46,255,302	$—

High Yield Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$498,592	$56,380

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$298,194,218	$—

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/16	$559,583	$—
7/31/17	34,174,962	—
7/31/18	336,160	—
Total	35,070,705	—

US Growth Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$35,944	$—
Note that All Asset, Global Equity Income, Global Technology, International Long/Short Equity, International Select Equity and Unconstrained Bond do not have any capital loss carryforward to apply against future earnings.
During the year ended July 31, 2015 the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets	782,742
European Focus	11,482,117
Global Equity Income	61,176,852
Global Technology	—
High Yield Opportunities	—
International Long/Short Equity	—
International Opportunities	176,074,558
International Select Equity	—
Strategic Income	1,593,726
Unconstrained Bond	—
US Growth Opportunities	—
At July 31, 2015, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend &
Income Builder	—	344,431
Emerging Markets	58,760	—
European Focus	—	35,109,167
Global Equity Income	—	47,394,203
Global Technology	318,764	—
High Yield
Opportunities	—	—
International Long/
Short Equity	—	—
International
Opportunities	—	—
International
Select Equity	—	—
Strategic Income	962,675	—
Unconstrained Bond	1,030,499	—
US Growth
Opportunities	1,963	—
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in

Notes to financial statements (unaudited)
nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.
The tax character of distributions paid during the years ended July 31, 2015 and 2014 were as follows:

Year ended	Ordinary	Capital
July 31, 2015	income	gains
All Asset	$1,698,896	$848,091
Dividend &
Income Builder	1,358,317	277,649
Emerging Markets	22,618	—
European Focus	36,848,194	—
Global Equity Income	194,280,256	—
Global Technology	—	42,250,534
High Yield
Opportunities	2,208,258	—
International Long/
Short Equity	—	—
International
Opportunities	39,251,903	—
International
Select Equity	—	—
Strategic Income	4,635,024	—
Unconstrained Bond	958,626	578,312
US Growth
Opportunities	—	—

Year ended	Ordinary	Capital
July 31, 2014	income	gains
All Asset	$2,546,811	$532,924
Dividend &
Income Builder	488,048	9
Emerging Markets	—	—
European Focus	3,710,266	—
Global Equity Income	156,362,094	—
Global Technology	—	2,465,935
High Yield
Opportunities	1,725,650	—
International
Opportunities	12,686,584	—
Strategic Income	2,015,022	—
Unconstrained Bond	350,001	—
As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation/
	income	(losses	)	(depreciation )
All Asset	$1,377,364	$700,399		$875,564
Dividend &
Income Builder	422,448	—		1,693,376
Emerging Markets	—	—		(1,417,071)
European Focus	28,658,545	—		177,460,148
Global Equity
Income	4,569,061	—		(64,715,471)
Global Technology	—	31,479,250		76,725,042
High Yield
Opportunities	75,405	—		(328,413)
International Long/
Short Equity	184,888	28,480		(80,678)
International
Opportunities	70,143,876	—		590,959,397
International
Select Equity	82,501	—		320,789
Strategic Income	—	—		(1,905,827)
Unconstrained Bond	160,809	928,592		(1,362,741)
US Growth
Opportunities	—	—		724,006
Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.
The US federal income tax basis of investments, including proceeds from securities sold short but excluding financial derivative instruments, is formally identified annually as part of the July 31 year-end audit and tax provision process. The US GAAP cost basis of investments as of January 31, 2016, which approximates the US federal income tax basis of investments, and the gross unrealized appreciation and depreciation, were as follows:

	All	Dividend &
	Asset	Income Builder
Cost	$52,772,368	$104,274,441
Gross unrealized
appreciation	777,434	3,270,824
Gross unrealized
depreciation	(1,943,707)	(5,941,931)
Net unrealized
appreciation
(depreciation)	(1,166,273)	(2,671,107)

Notes to financial statements (unaudited)

	Emerging	European
	Markets	Focus
Cost	$30,967,625	$3,841,410,704
Gross unrealized
appreciation	416,553	183,973,474
Gross unrealized
depreciation	(4,264,887)	(540,942,633)
Net unrealized
appreciation
(depreciation)	(3,848,334)	(356,969,159)

	Global Equity	Global
	Income	Technology
Cost	$3,628,259,403	$188,242,549
Gross unrealized
appreciation	116,245,383	65,469,286
Gross unrealized
depreciation	(374,036,062)	(14,354,249)
Net unrealized
appreciation
(depreciation)	(257,790,679)	51,115,037

		International
	High Yield	Long/Short
	Opportunities	Equity
Cost	$28,478,603	$11,530,126
Gross unrealized
appreciation	160,323	232,272
Gross unrealized
depreciation	(1,437,246)	(242,425)
Net unrealized
appreciation
(depreciation)	(1,276,923)	(10,153)

	International	International
	Opportunities	Select Equity
Cost	$4,697,532,281	$5,494,901
Gross unrealized
appreciation	494,975,286	221,181
Gross unrealized
depreciation	(357,222,075)	(561,371)
Net unrealized
appreciation
(depreciation)	137,753,211	(340,190)

	Strategic	Unconstrained
	Income	Bond
Cost	$352,689,736	$28,069,001
Gross unrealized
appreciation	1,277,863	49,154
Gross unrealized
depreciation	(12,826,882)	(1,773,386)
Net unrealized
appreciation
(depreciation)	(11,549,019)	(1,724,232)

US Growth
Opportunities
Cost	$7,607,917
Gross unrealized
appreciation	509,621
Gross unrealized
depreciation	(344,558)
Net unrealized
appreciation
(depreciation)	165,063
Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums.
Note 3. Fair value measurements
US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds' investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to financial statements (unaudited)

•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund's own assumptions in determining the fair value of investments)

Tables included under the heading "Fair value measurements" summarizing each Fund's investments that are measured at fair value by level within the fair value hierarchy as of January 31, 2016 have been listed after each Fund's Portfolio of Investments.
Any transfers between levels are disclosed, effective at the end of the period, in each Fund's table with the reasons for the transfers disclosed in a note to the table, if applicable.
Note 4. Investment advisory fees and other transactions with affiliates
Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund's average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $1 billion	0.90%
	Over $1 billion	0.80%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International Long/
Short Equity		1.25%
International Opportunities	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Next $1 billion	0.70%
	Next $5 billion	0.60%
	Over $10 billion	0.50%
International Select Equity		0.65%
Strategic Income*	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
US Growth Opportunities	First $1 billion	0.75%
	Next $1 billion	0.70%
	Over $2 billion	0.65%

*
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited ("HIML") to act as the investment sub-adviser to the Funds, except for High Yield Opportunities and US Growth Opportunities. HGINA has engaged Geneva Capital Management ("Geneva") to act as the investment sub-adviser for US Growth Opportunities, while no sub-adviser has been appointed for High Yield Opportunities. Both HIML and Geneva are also indirect wholly owned subsidiaries of Henderson Group plc. Under separate Sub-Advisory Agreements, the sub-advisers provide research, advice and recommendations with respect to the purchase and sale of securities and make investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-advisers as these fees are paid from the fees earned by HGINA.
Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets as follows:

Notes to financial statements (unaudited)

	Class	Class	Class	Class	Class
	A	C	I	R	R6
All Asset*	0.85%	1.60%	0.60%	N/A	0.60%
Dividend &
Income Builder	1.30%	2.05%	1.05%	N/A	1.05%
Emerging
Markets	1.79%	2.54%	1.54%	N/A	1.54%
European Focus	2.00%	2.75%	1.75%	N/A	1.75%
Global Equity
Income	1.40%	2.15%	1.15%	N/A	1.15%
Global
Technology	2.00%	2.75%	1.75%	N/A	1.75%
High Yield
Opportunities	1.10%	1.85%	0.85%	N/A	0.85%
International Long/
Short Equity**	1.75%	2.50%	1.50%	N/A	1.50%
International
Opportunities	2.00%	2.75%	1.75%	2.25%	1.75%
International
Select Equity	1.14%	1.89%	0.89%	N/A	0.89%
Strategic Income	1.10%	1.85%	0.85%	N/A	0.85%
Unconstrained
Bond	1.15%	1.90%	0.90%	N/A	0.90%
US Growth
Opportunities	1.20%	1.95%	0.95%	N/A	0.95%

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the Adviser for those assets to the greater of 1.00% or the affiliate underlying fund's management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual expense limitation.

**	Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

These agreements will remain in effect through July 31, 2020 unless otherwise extended or amended.
Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in "Sub-accounting fees" in the Statements of Operations.
At January 31, 2016, HGINA does not own shares in any of the Funds. HGI Group Limited, another indirect wholly-owned subsidiary of Henderson Group plc, owned shares in the following Funds. Significant ownership percentages in International Long/Short Equity, International Select Equity and Unconstrained Bond are the result of the initial investments necessary to facilitate commencement of operations and will be redeemed as external shareholders subscribe to the Funds.

					Total Value at	As a % of
Fund	Class A	Class C	Class I	Class R6	1/31/16	Net Assets
HGI Group Limited
International Long/Short Equity	—	10,000	—	489,980	$4,979,204	38.4%
International Select Equity	—	10,000	—	489,971	$4,639,230	90.0%
Unconstrained Bond	103,896	103,900	109,095	2,280,602	$23,274,575	90.5%
An affiliated entity of a Fund may include any company in which the Fund owns 5% or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At January 31, 2016, the All Asset Fund held 0.04% of the Henderson Global Equity Income Fund, 0.25% of the Henderson Global Technology Fund, 3.90% of the Henderson High Yield Opportunities Fund, 0.37% of the Henderson Strategic Income Fund and 8.96% of the Henderson Unconstrained Bond Fund. Transactions in affiliates during the period ended January 31, 2016 were as follows:

Notes to financial statements (unaudited)

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation/	Gain/	Value	Dividend
Affiliate	7/31/2015	at Cost	Sales	(Depreciation )	(Loss )	1/31/2016	Income
All Asset
Henderson Global
Equity Income Fund	$1,591,319	$37,835	$—	$(161,085)	$—	$1,468,069	$37,835
Henderson Global
Technology Fund	1,486,901	77,970	771,552	(239,347)	49,702	603,674	—
Henderson High Yield
Opportunities Fund	—	1,047,016	—	3,564	—	1,050,580	5,016
Henderson Strategic
Income Fund	1,214,183	18,211	—	(18,808)	—	1,213,586	18,211
Henderson
Unconstrained
Bond Fund	2,978,911	128,156	632,661	(93,688)	(76,703)	2,304,015	15,252
Total	$7,271,314	$1,309,188	$1,404,213	$(509,364)	$(27,001)	$6,639,924	$76,314
The aggregate cost and value of affiliates at January 31, 2016 is $7,051,337 and $6,639,924, respectively. Investments in affiliates represented 12.59% of total net assets of the All Asset Fund as of January 31, 2016.
Note 5. Compensation of trustees and officers
Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees' fees and expenses in the Statements of Operations.
The Funds bear the full compensation paid to the Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as "Compliance officer fees" in the Statements of Operations.
Note 6. Distribution plan
The Trust has adopted a distribution plan for Class A, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.
Note 7. Investment transactions
Purchases and sales of investment securities, including proceeds from securities sold short but excluding short-term investments, financial derivatives instruments and US government securities, for the Funds for the period ended January 31, 2016, were as follows:

	Purchases	Sales
All Asset	$4,827,477	$10,092,773
Dividend &
Income Builder	70,821,958	15,135,701
Emerging Markets	19,620,391	11,398,244
European Focus	1,306,389,772	904,564,490
Global Equity Income	2,604,843,263	2,520,155,535
Global Technology	45,023,250	79,237,110
High Yield Opportunities	19,724,247	16,101,564
International Long/
Short Equity	7,909,440	7,833,932
International
Opportunities	1,596,212,782	866,445,763
International
Select Equity	1,298,230	949,804
Strategic Income	240,069,337	74,185,806
Unconstrained Bond	12,088,710	10,011,435
US Growth Opportunities	1,335,134	382,343
Note 8. Significant concentrations
The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Notes to financial statements (unaudited)
Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors' debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.
The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.
The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, the High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.
Note 9. Borrowing arrangements
The Trust maintains a $100 million credit facility with State Street Bank and Trust Company to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds rate or 1 Month LIBOR plus 1.25%. In addition, a commitment fee of 0.20% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets. The commitment fee is included in "Miscellaneous fees" on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the period ended January 31, 2016.
Note 10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Other information (unaudited)
Proxy voting policies
The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2015 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.henderson.com.
Portfolio holdings
A complete listing of each Fund's holdings is made available monthly at www.henderson.com. Further, the Funds' Portfolios of Investments are filed as of the end of the first and third quarter of the fiscal year on Form N-Q. The Henderson Global Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337.
Change in distribution schedule
Effective January 1, 2016, the Henderson Global Equity Income Fund intends to make distributions quarterly with its first quarterly distribution occurring in March 2016. The Fund paid its last monthly distribution on December 30, 2015.
Federal tax information
Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ending July 31. In February of each year, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940
The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund's fiscal year, July 31. However, under Section 19(a) of the 1940 Act, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. Distributions paid in part from paid-in capital do not necessarily reflect a taxable return of capital. For federal income tax purposes, shareholders will receive a Form 1099-DIV for each calendar year that will tell you how to report these distributions.
Accordingly, the Funds are making the following disclosures pursuant to Section 19(a).
During the semi-annual period ended January 31, 2016, All Asset, Dividend & Income Builder, European Focus, International Long/Short Equity, International Opportunities and Unconstrained Bond paid the following income distributions in part from sources other than accumulated undistributed net income as measured at the time of payment.

All Asset				% from	% from
				accumulated	accumulated	% from
				undistributed	realized	paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/30/2015	12/29/2015	A	$0.03431	89.3%	0.0%	10.7%
		I	$0.07999%	89.3%	0.0%	10.7%
		R6	$0.08071%	89.3%	0.0%	10.7%

Dividend & Income Builder				% from	% from
				accumulated	accumulated	% from
				undistributed	realized	paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/30/2015	12/30/2015	A	$0.056135	68.8%	0.0%	31.2%
		C	$0.042003	68.8%	0.0%	31.2%
		I	$0.061152	68.8%	0.0%	31.2%
		R6	$0.062193	68.8%	0.0%	31.2%

Other information (unaudited)

European Focus				% from	% from
				accumulated	accumulated	% from
				undistributed	realized	paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/30/2015	12/29/2015	A	$0.24150	76.6%	0.0%	23.4%
		C	$0.04060	76.6%	0.0%	23.4%
		I	$0.30411	76.6%	0.0%	23.4%
		R6	$0.30174	76.6%	0.0%	23.4%

International Long/ Short Equity				% from accumulated	% from accumulated	% from
				undistributed	realized	paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/30/2015	12/29/2015	A	$0.33101	0.0%	0.0%	100.0%
		C	$0.27044	0.0%	0.0%	100.0%
		I	$0.33318	0.0%	0.0%	100.0%
		R6	$0.33483	0.0%	0.0%	100.0%

International Opportunities				% from accumulated undistributed	% from accumulated realized	% from paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/30/2015	12/29/2015	A	$0.35656	71.1%	0.0%	28.9%
		C	$0.19948	71.1%	0.0%	28.9%
		R	$0.34615	71.1%	0.0%	28.9%
		I	$0.44513	71.1%	0.0%	28.9%
		R6	$0.44085	71.1%	0.0%	28.9%

Unconstrained Bond				% from accumulated undistributed	% from accumulated realized	% from paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
9/29/2015	9/29/2015	A	$0.004228	79.5%	0.0%	20.5%
		I	$0.006337	79.5%	0.0%	20.5%
10/29/2015	10/29/2015	A	$0.007257	81.1%	0.0%	18.9%
		C	$0.001459	81.1%	0.0%	18.9%
		I	$0.009215	81.1%	0.0%	18.9%

Other information (unaudited)
During the semi-annual period ended January 31, 2016, All Asset and Unconstrained Bond paid the following capital gain distributions in part from sources other than accumulated undistributed other taxable income and net realized gains as measured at the time of payment.

All Asset				% from accumulated undistributed	% from accumulated realized	% from paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/7/2015	12/4/2015	A	$0.31120	0.0%	42.9%	57.1%
		C	$0.31120	0.0%	42.9%	57.1%
		I	$0.31120	0.0%	42.9%	57.1%
		R6	$0.31120	0.0%	42.9%	57.1%

Unconstrained Bond				% from accumulated undistributed	% from accumulated realized	% from paid-in
Pay Date	Ex-Date	Class	Amount	net income	gains	capital
12/7/2015	12/4/2015	A	$0.35871	0.0%	48.1%	51.9%
		C	$0.35871	0.0%	48.1%	51.9%
		I	$0.35871	0.0%	48.1%	51.9%
		R6	$0.35871	0.0%	48.1%	51.9%
Shareholder expense
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including upfront or deferred sales charges (loads) on purchases and (2) ongoing operating costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund operating expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2016.
Actual expenses
Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" to estimate the expenses attributable to your investment during this period.
Hypothetical example for comparison purposes
Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Other information (unaudited)
Expenses paid during the period include amounts reflected in the Funds' Statements of Operations (excluding the effect of short sale expenses for International Long/Short Equity Fund), net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	C	I	R	R6
All Asset	0.85%	1.60%	0.60%	N/A	0.60%
Dividend &
Income
Builder	1.27	2.03	1.03	N/A	0.96
Emerging
Markets	1.79	2.54	1.54	N/A	1.54
European
Focus	1.27	2.05	1.03	N/A	1.11
Global
Equity
Income	1.09	1.85	0.85	N/A	0.87
Global
Technology	1.35	2.12	1.10	N/A	1.02
High Yield
Opportunities	1.10	1.85	0.84	N/A	0.85
International
Long/Short
Equity	1.75	2.50	1.50	N/A	1.50
International
Opportunities
Fund	1.34	2.10	1.06	1.59	1.32
International
Select Equity	1.14	1.89	0.88	N/A	0.89
Strategic
Income	1.02	1.79	0.77	N/A	0.70
Unconstrained
Bond	1.15	1.90	0.89	N/A	0.90
US Growth
Opportunities	1.20	1.95	0.94	N/A	0.95
Note that the expenses do not reflect shareholder transaction costs such as front-end or deferred sales charges. These fees are described for each Fund and share class in the "Commentaries and Performance Summaries" section of this report beginning on page 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	August 1,	January 31,	the
Actual	2015	2016	period*
All Asset
Class A	$1,000.00	$934.00	$4.13
Class C	1,000.00	930.80	7.77
Class I	1,000.00	936.30	2.92
Class R6	1,000.00	962.80	2.96
Dividend & Income Builder
Class A	$1,000.00	931.10	6.16
Class C	1,000.00	927.70	9.84
Class I	1,000.00	932.90	5.00
Class R6	1,000.00	935.30	4.67
Emerging Markets
Class A	$1,000.00	871.90	8.42
Class C	1,000.00	868.30	11.93
Class I	1,000.00	873.00	7.25
Class R6	1,000.00	934.60	7.49
European Focus
Class A	$1,000.00	848.30	5.90
Class C	1,000.00	844.80	9.51
Class I	1,000.00	849.00	4.79
Class R6	1,000.00	849.20	5.16
Global Equity Income
Class A	$1,000.00	921.60	5.26
Class C	1,000.00	918.10	8.92
Class I	1,000.00	922.60	4.11
Class R6	1,000.00	955.80	4.28
Global Technology
Class A	$1,000.00	926.20	6.54
Class C	1,000.00	922.20	10.24
Class I	1,000.00	927.20	5.33
Class R6	1,000.00	910.00	4.90
High Yield Opportunity
Class A	$1,000.00	947.10	5.38
Class C	1,000.00	944.00	9.04
Class I	1,000.00	948.40	4.11
Class R6	1,000.00	976.90	4.22
International Long/Short Equity
Class A	$1,000.00	1,002.50	8.81
Class C	1,000.00	998.50	12.56
Class I	1,000.00	1,004.70	7.56
Class R6	1,000.00	1,018.80	7.61
International Opportunities
Class A	$1,000.00	879.00	6.33
Class C	1,000.00	875.30	9.90
Class I	1,000.00	880.20	5.01
Class R	1,000.00	877.70	7.50
Class R6	1,000.00	880.90	6.19
International Select Equity
Class A	$1,000.00	872.10	5.36
Class C	1,000.00	868.70	8.88
Class I	1,000.00	872.40	4.14
Class R6	1,000.00	914.50	4.28
Strategic Income
Class A	$1,000.00	997.50	5.12
Class C	1,000.00	993.60	8.97
Class I	1,000.00	998.30	3.87
Class R6	1,000.00	998.40	3.52
Unconstrained Bond Fund
Class A	$1,000.00	984.50	5.74
Class C	1,000.00	981.10	9.46
Class I	1,000.00	985.70	4.44
Class R6	1,000.00	985.70	4.49
US Growth Opportunities
Class A	$1,000.00	913.30	5.77
Class C	1,000.00	909.30	9.36
Class I	1,000.00	914.40	4.52
Class R6	1,000.00	920.10	4.59

Other information (unaudited)

Table 2
Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	August 1,	January 31,	the
expenses)	2015	2016	period*
All Asset
Class A	$1,000.00	$1,020.86	$4.32
Class C	1,000.00	1,017.09	8.11
Class I	1,000.00	1,022.12	3.05
Class R6	1,000.00	1,022.12	3.05
Dividend & Income Builder
Class A	$1,000.00	1,018.75	6.44
Class C	1,000.00	1,014.93	10.28
Class I	1,000.00	1,019.96	5.23
Class R6	1,000.00	1,020.31	4.88
Emerging Markets
Class A	$1,000.00	1,016.14	9.07
Class C	1,000.00	1,012.37	12.85
Class I	1,000.00	1,017.39	7.81
Class R6	1,000.00	1,022.52	2.64
European Focus
Class A	$1,000.00	1,018.75	6.44
Class C	1,000.00	1,014.83	10.38
Class I	1,000.00	1,019.96	5.23
Class R6	1,000.00	1,019.56	5.63
Global Equity Income
Class A	$1,000.00	1,019.66	5.53
Class C	1,000.00	1,015.84	9.37
Class I	1,000.00	1,020.86	4.32
Class R6	1,000.00	1,020.76	4.42
Global Technology
Class A	$1,000.00	1,018.35	6.85
Class C	1,000.00	1,014.48	10.74
Class I	1,000.00	1,019.61	5.58
Class R6	1,000.00	1,020.01	5.18
High Yield Opportunity
Class A	$1,000.00	1,019.61	5.58
Class C	1,000.00	1,015.84	9.37
Class I	1,000.00	1,020.91	4.27
Class R6	1,000.00	1,020.86	4.32
International Long/Short Equity
Class A	$1,000.00	1,016.34	8.87
Class C	1,000.00	1,012.57	12.65
Class I	1,000.00	1,017.60	7.61
Class R6	1,000.00	1,017.60	7.61
International Opportunities
Class A	$1,000.00	1,018.40	6.80
Class C	1,000.00	1,014.58	10.63
Class I	1,000.00	1,019.81	5.38
Class R	1,000.00	1,017.14	8.06
Class R6	1,000.00	1,036.54	6.77
International Select Equity
Class A	$1,000.00	1,019.41	5.79
Class C	1,000.00	1,015.64	9.58
Class I	1,000.00	1,020.71	4.47
Class R6	1,000.00	1,020.66	4.52
Strategic Income
Class A	$1,000.00	1,020.01	5.18
Class C	1,000.00	1,016.14	9.07
Class I	1,000.00	1,021.27	3.91
Class R6	1,000.00	1,021.62	3.56
Unconstrained Bond Fund
Class A	$1,000.00	1,019.36	5.84
Class C	1,000.00	1,015.59	9.63
Class I	1,000.00	1,020.66	4.52
Class R6	1,000.00	1,023.63	4.57
US Growth Opportunities
Class A	$1,000.00	1,019.10	6.09
Class C	1,000.00	1,015.33	9.88
Class I	1,000.00	1,020.41	4.77
Class R6	1,000.00	1,020.36	4.82

*
Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period. The net expense ratio for Class R6 is based upon expenses over a period of 62 days.

Trustees and officers (unaudited)

Term of
Name, address1,	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust2	Served3	During Past Five Years	Held
Independent Trustees
James W. Atkinson August 1950	Trustee	Since 2011; elected Chairman December 2015	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children's Hospital: formerly Trustee, Surgeons Diversified Investment Fund.
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, WH Trading LLC (proprietary trading company), since 2015; formerly, Managing Director, Cheiron Trading LLC (proprietary trading company).	Formerly, Director, First Chicago Bancorp; formerly, Director, MAF Bancorp, Inc.
J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.
Diane L. Wallace October 1958	Trustee	Since 2015	Retired.	Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios).

Trustees and officers (unaudited)

Term of
Name, address1,	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust2	Served3	During Past Five Years	Held
Interested Trustees and Officers of the Trust
James G. O'Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014; Director of US Retail, 2010-2014.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA, until 2015.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director of Product Development, HGINA.	N/A
Christopher Golden March 1977	Secretary	Since 2015	Legal Counsel, HGINA.	N/A
Troy M. Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A

1.	Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all thirteen series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to change by the Board. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of January 31, 2016. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Trustees and officers (unaudited)

Trustees	Investment Adviser
James W. Atkinson, Chairman	Henderson Global Investors (North America) Inc.
Barbara L. Lamb	737 North Michigan Avenue, Suite 1700
J. Marshall Peck	Chicago, IL 60611
Diane L. Wallace
James G. O'Brien*	Transfer Agent
Charles Thompson II*	State Street Bank & Trust Company
State Street Financial Center
Officers	One Lincoln Street
James G. O'Brien, President	Boston, MA 02111
Charles Thompson II, Vice President
Alanna P. Nensel, Vice President	Administrator and Custodian
David Latin, Vice President	State Street Bank & Trust Company
Christopher Golden, Secretary	State Street Financial Center
Kenneth A. Kalina, Chief Compliance Officer	One Lincoln Street
Troy M. Statczar, Treasurer	Boston, MA 02111
Adam T. Reich, Assistant Treasurer
Auditors
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
www.henderson.com

*	Trustee is an "interested person" of the Trust as defined in the1940 Act.
The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. The views expressed in this report should not be constructed as a recommendation of any kind. The report may include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any prediction will come to pass. There can be no assurance that a Fund will achieve its investment objectives. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.
Foreside Fund Services, LLC, Distributor

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Privacy notice
          This notice describes the privacy practices followed by Henderson Global Funds.
          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.
          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
          Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 5, 2016

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    April 5, 2016